Goldman Sachs Funds

TAXABLE INVESTMENT GRADE FUNDS                    Annual Report October 31, 1998

[GRAPHIC]                                         Current income potential from

                                                  portfolios that invest in a

                                                  variety of fixed income

                                                  securities.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

MARKET OVERVIEW


Dear Shareholder,

Investors' renewed interest in fixed income securities during the review period was further fueled by a worldwide flight to quality in the wake of increased levels of global market turmoil.

--------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:

o     are not FDIC insured;

o are not deposits or obligations of, or guaranteed by, any financial institution;

o are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------

o The Dollar Bloc -- For most of the review period, markets vacillated in response to investor optimism that the Asian ordeal was well in hand and investor fears that global market turmoil was threatening. The result was a 12-month period punctuated by market sell-offs and rallies. At period end, this touch-and-go global anxiety culminated in a powerful Treasury rally. The catalyst for the rally included investors' wholesale preference for Treasuries -- exacerbated by the ruble devaluation and Russia's de facto default -- and technical imbalances (forced liquidations by highly leveraged players combined with seasonal supply pressures).

            Elsewhere in the dollar bloc, Canada, Australia and New Zealand generated mixed performance during the period under review. All three countries, however, ended the period on a positive note. Monetary conditions eased in both Canada and New Zealand, and the Bank of Canada cut rates. Likewise, Australian bonds performed well as the market started to discount an expected near-term easing by the Reserve Bank.

o Europe -- Early in the period, Europe's bond markets rallied following an announcement by German officials that European Monetary Union (EMU) short-term interest rates would converge at the lower level of the core markets. The rallies continued into the new year, reinforced in part by "softer" retail sales data and lower than expected gross domestic product data. The onset of economic and political turmoil in Russia further helped European bond market performance. However, by period end, muted expectations of rate cuts in core European countries, combined with a changing political landscape in Germany, helped to limit the extent of Europe's bond rally.

o Japan -- Continued troubles within the banking sector were a significant factor behind Japan's poor bond market performance early in the period. After a brief journey into positive territory in December, the market would continue its poor showing in the wake of the resignation of the Minister of Finance and amid assumptions that measures of fiscal stimulus were in the offing. When the long-awaited stimulus package was finally released, significant doubt remained as to whether it could lead to Japan's long-term recovery. Throughout the remainder of the period, this poorly received rescue package, combined with extremely weak gross domestic product, consumer spending and capital expenditure data, helped drive Japanese bond yields to record low levels.

o Outlook -- Environment for Bonds Is Positive -- We believe the current positive global environment for bonds will continue for some time. We continue to favor Europe, and in particular the UK, where inflationary pressures are very low or in decline. In Japan, if global bond yields continue to decline, we expect that Japanese bonds will continue to underperform.

            We encourage you to maintain your long-term investment program and look forward to serving your investment needs in the years ahead.

      Sincerely,


/s/ David B. Ford        /s/ John P. McNulty      /s/ Sharmin Mossavar-Rahmani

David B. Ford            John P. McNulty           Sharmin Mossavar-Rahmani
Co-Head, Goldman Sachs   Co-Head, Goldman Sachs    CIO Fixed Income Investments,
Asset Management         Asset Management          Goldman Sachs Asset
                                                   Management

November 30, 1998

                                                                     FUND BASICS

Adjustable Rate Government Fund
as of October 31, 1998

                             Assets Under Management

                             -----------------------
                                 $508.8 Million
                             -----------------------

                                 NASDAQ SYMBOLS

                                 Class A Shares

                             -----------------------
                                      GSAMX
                             -----------------------

                              Institutional Shares

                             -----------------------
                                      GSARX
                             -----------------------

                              Administration Shares

                             -----------------------
                                      GSRAX
                             -----------------------

                                 Service Shares

                             -----------------------
                                      GSASX
                             -----------------------

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

October 31, 1997-     Fund Total Return   30-Day SEC         6-Month           1-Year
October 31, 1998      (based on NAV)/1/    Yield/2/      U.S. Treasury/3/   U.S. Treasury/3/
-----------------------------------------------------------------------------------------
Class A                    3.71%            5.05%            5.72%             6.32%
Institutional              4.09%            5.59%            5.72%             6.32%
Administration             3.83%            5.33%            5.72%             6.32%
Service                    3.57%            5.06%            5.72%             6.32%
-----------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

/2/ The 30-Day SEC Yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/3/ The 6-Month and 1-Year U.S. Treasury securities reported by Merrill Lynch do not reflect any fees or expenses.

--------------------------------------------------------------------------------
SEC RETURNS
--------------------------------------------------------------------------------
For the period ending 9/30/98   Class A  Institutional  Administration Service
--------------------------------------------------------------------------------
One Year/4/                      2.93%      4.75%           4.49%       4.34%
Five Years/4/                     N/A       5.30%           5.04%       N/A
Since Inception/4/               5.37%      5.42%           4.95%       5.09%
                               (5/15/95)  (7/17/91)       (4/15/93)   (3/27/97)
--------------------------------------------------------------------------------
/4/ The SEC Average Annualized Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 1.5% for Class A shares. The public offering price of the Class A shares on 9/30/98 was $9.91 and represents the NAV plus the maximum sales charge of 1.5%.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION AS OF 10/31/98/5/
--------------------------------------------------------------------------------
Sector Allocation
--------------------------------------------------------------------------------
Adjustable Rate Mortgage Securities                                     62.3%
Collateralized Mortgage Obligations                                     12.2%
Fixed Rate Pass-Throughs                                                11.5%
Cash Equivalents                                                         8.6%
Agency Debentures                                                        3.2%
--------------------------------------------------------------------------------
/5/ Figures represent a percentage of net assets and may not sum to 100%. The
    Fund is actively managed and, as such, its composition may differ over time.

    Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW

Adjustable Rate Government Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Adjustable Rate Government Fund for the 12-month period ended October 31, 1998.

Performance Review

Over the 12-month period ended October 31, 1998, the Fund underperformed its benchmarks, the six-month U.S. Treasury bill and the one-year U.S. Treasury bill, which returned 5.72% and 6.32%, respectively. The Fund's underperformance during the first half of the year was driven by weakening fundamentals; that is, declining interest rates and a flattening yield curve. Underperformance during the latter six months was driven by investors' preference for the safety and liquidity of Treasuries.

Investment Objective

The Fund seeks a high level of current income consistent with low volatility of principal, primarily through investments in adjustable rate mortgage securities that are issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Portfolio Composition

Our strategy is to focus on securities that we believe will perform well relative to the overall market, regardless of the direction of interest rates. Throughout the period, we managed the Fund's duration (0.75 years as of October 31, 1998) within a tight range of that of a nine-month U.S. Treasury security, and employed Goldman, Sachs & Co.'s extensive research capabilities to identify attractively valued securities offering incremental yield relative to Treasuries.

Portfolio Highlights

o Adjustable Rate Mortgages (ARMs) (84.2% on October 31, 1997 to 62.3% on October 31, 1998) -- The Fund's allocation to ARMs declined during the period as cash inflows were invested in alternative sectors with higher expected rates of return (for example, pass-throughs and CMOs).

o Collateralized Mortgage Obligations (CMOs) (5.4% on October 31, 1997 to 12.2% on October 31, 1998) -- Early in the period, we modestly increased the Fund's position in CMOs as we identified securities that possessed attractive yields and good cash flow stability. We maintained this position throughout the remaining months of the period under review.

                                                            PERFORMANCE OVERVIEW

FIXED INCOME
INVESTMENT PROCESS OVERVIEW

                                   -----------
                                        1
                                     Sector
                                   Allocation
                                   -----------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                                   -----------
                                        2
                                    Security
                                    Selection
                                   -----------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                                   -----------
                                        3
                                   Yield Curve
                                   Strategies
                                   -----------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.


o     Fixed Rate Pass-Throughs (1.0% on October 31, 1997 to 11.5% on October 31,
      1998) -- The dramatic cheapening of mortgage pass-through securities (beyond that warranted by the fundamental environment) led us to substantially increase our allocation to the sector in the latter months of the period.

o Cash (2.3% on October 31, 1997 to 8.6% on October 31, 1998) -- The Fund's cash position increased as we waited for opportunities to invest in attractively priced instruments.

Portfolio Outlook

Our outlook for the ARM sector has become cautiously optimistic as both fundamental and technical influences have turned more positive. From a fundamental standpoint, long-term interest rates have risen and the yield curve has steepened. As a result, ARM-to-fixed rate refinancing incentives are now less compelling. From a technical standpoint, the overall tone of the market has firmed as well; hedge fund selling has abated, while supply pressures from new mortgage origination activity have been concentrated primarily in fixed rate versus adjustable rate collateral.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 30, 1998

FUND BASICS

Short Duration Government Fund
as of October 31, 1998

                             Assets Under Management

                             -----------------------
                                 $225.4 Million
                             -----------------------

                                 NASDAQ Symbols

                                 Class A Shares

                             -----------------------
                                      GSSDX
                             -----------------------

                                 Class B Shares

                             -----------------------
                                      GSDGX
                             -----------------------

                                 Class C Shares

                             -----------------------
                                      GSDCX
                             -----------------------

                              Institutional Shares

                             -----------------------
                                      GSTGX
                             -----------------------

                              Administration Shares

                             -----------------------
                                      GSDAX
                             -----------------------

                                 Service Shares

                             -----------------------
                                      GSDSX
                             -----------------------

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
October 31, 1997-           Fund Total Return    30-Day SEC     2-Year U.S.
October 31, 1998            (based on NAV)/1/     Yield/2/  Treasury Security/3/
--------------------------------------------------------------------------------
Class A                           6.36%            4.61%           7.65%
Class B                           5.62%            4.11%           7.65%
Class C                           5.46%             N/A            7.65%
Institutional                     6.75%            5.12%           7.65%
Administration                    6.27%            4.87%           7.65%
Service                           6.12%            4.61%           7.65%
--------------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

/2/ The 30-Day SEC Yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/3/ The 2-Year U.S. Treasury security does not reflect any fees or expenses.

--------------------------------------------------------------------------------
SEC RETURNS
--------------------------------------------------------------------------------

For the period ending 9/30/98    Class A        Class B       Class C   Institutional  Administration  Service
----------------------------------------------------------------------------------------------------------------
One Year/4/                        4.91%         4.39%         5.18%         7.41%         7.14%         6.88%
Five Years/4/                       N/A           N/A           N/A          6.05%         N/A           N/A
Ten Years/4/                        N/A           N/A           N/A          7.16%         N/A           N/A
Since Inception/4/                 5.97%         6.19%         6.25%         7.24%         6.70%         6.95%
                                 (5/1/97)      (5/1/97)      (8/15/97)     (8/15/88)     (2/28/96)     (4/10/96)
----------------------------------------------------------------------------------------------------------------

/4/ The SEC Average Annualized Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 2% for Class A shares, the assumed deferred sales charge for Class B shares (2% maximum declining to 0% after three years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 9/30/98 was $10.16 and represents the NAV plus the maximum sales charge of 2%.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION AS OF 10/31/98/5/
--------------------------------------------------------------------------------
Sector Allocation
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                     39.8%
U.S. Treasuries                                                         19.6%
Fixed Rate Pass-Throughs                                                17.6%
Adjustable Rate Mortgage Securities                                     12.4%
Agency Debentures                                                        7.6%
Cash Equivalents                                                         2.9%
--------------------------------------------------------------------------------
/5/ Figures represent a percentage of net assets and may not sum to 100%. The
    Fund is actively managed and, as such, its composition may differ over time.

    Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                            PERFORMANCE OVERVIEW

Short Duration Government Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Short Duration Government Fund for the 12-month period ended October 31, 1998.

Performance Review

Over the 12-month period ended October 31, 1998, the Fund underperformed the 7.65% return of its benchmark, the two-year U.S. Treasury note, as mortgage-backed security spreads widened -- first, in response to falling interest rates (and accompanying prepayment concerns) and later, in response to global financial anxiety.

Investment Objective

The Fund seeks a high level of current income and, secondarily, in seeking current income, it may also consider the potential for capital appreciation, primarily through securities that are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Portfolio Composition

We maintained our strategy of focusing on securities that we believe will perform well relative to the overall market, regardless of the direction of interest rates. Our investment strategy is to closely manage the Fund's duration (2.2 years as of October 31, 1998) within a tight range of that of its benchmark, and to employ Goldman, Sachs & Co.'s extensive research capabilities to identify attractively valued securities within the mortgage and agency sectors.

Portfolio Highlights

o Collateralized Mortgage Obligations (CMOs) (57.2% on October 31, 1997 to 39.8% on October 31, 1998) -- The Fund's allocation to CMOs declined over the period as cash inflows were invested in alternative sectors -- for example, pass-throughs and agency debentures -- with more enhanced return opportunities.

o     Fixed Rate Pass-Throughs (5.6% on October 31, 1997 to 17.6% on October 31,
      1998) -- The Fund's position in fixed rate pass-through securities increased significantly over the 12-month period. Although we were initially cautious on pass-throughs given their tight spreads and vulnerability to prepayment risk, we increased the Fund's exposure to the sector after spreads widened following the global flight to Treasuries.

PERFORMANCE OVERVIEW

FIXED INCOME
INVESTMENT
PROCESS OVERVIEW

                                   -----------
                                        1
                                     Sector
                                   Allocation
                                   -----------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                                   -----------
                                        2
                                    Security
                                    Selection
                                   -----------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                                   -----------
                                        3
                                   Yield Curve
                                   Strategies
                                   -----------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

o Adjustable Rate Mortgage Securities (ARMs) (15.5% on October 31, 1997 to 12.4% on October 31, 1998) -- The Fund's allocation to ARMs declined moderately during the period as cash inflows were invested in alternative sectors with higher expected rates of return (for example, pass-throughs and agency debentures).

o U.S. Treasuries (16.3% on October 31, 1997 to 19.6% on October 31, 1998) and Cash Equivalents (1.4% on October 31, 1997 to 2.9% on October 31,
      1998) -- During the period, the Fund's positions in U.S. Treasuries and cash fluctuated in response to shifts in other sectors.

Portfolio Outlook

Within the pass-through market, the technical environment has become more favorable, as wider spreads have attracted a variety of investors and originator selling has diminished. Refinancing is also less of a concern, with interest rates currently more than 40 basis points off their lows. As a result, we are optimistic on the sector (particularly over longer investment horizons), as we believe current spreads should more than compensate for short-term volatility.

CMO spreads have widened in concert with pass-through spreads over the past several months. Relative value opportunities should improve, however, as spreads stabilize and liquidity returns to the sector.

Our outlook for the ARM sector has become cautiously optimistic, as both fundamental and technical influences have turned more positive. From a fundamental standpoint, long-term interest rates have risen and the yield curve has steepened; as a result, ARM-to-fixed rate refinancing incentives are now less compelling. From a technical standpoint, the overall tone of the market has firmed as well; hedge fund selling has abated, while supply pressures from new mortgage origination activity have been concentrated primarily in fixed rate versus adjustable rate collateral.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 30, 1998

                                                                     FUND BASICS

Government Income Fund
as of October 31, 1998

                             Assets Under Management

                             -----------------------
                                 $129.4 Million
                             -----------------------

                                 NASDAQ Symbols

                                 Class A Shares

                             -----------------------
                                      GSGOX
                             -----------------------

                                 Class B Shares

                             -----------------------
                                      GSOBX
                             -----------------------

                                 Class C Shares

                             -----------------------
                                      GSOCX
                             -----------------------

                              Institutional Shares

                             -----------------------
                                      GSOIX
                             -----------------------

                                 Service Shares

                             -----------------------
                                      GSOSX
                             -----------------------

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
October 31, 1997-            Fund Total Return   30-Day SEC     Lehman Govt.
October 31, 1998             (based on NAV)/1/    Yield/2/    Mortgage Index/3/
--------------------------------------------------------------------------------
Class A                            8.98%             4.70%         9.72%
Class B                            8.09%             4.21%         9.72%
Class C                            8.09%             4.16%         9.72%
Institutional                      9.19%              N/A          9.72%
Service                            8.53%              N/A          9.72%
-----------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

/2/ The 30-Day SEC Yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/3/ The Lehman Brothers Government/Mortgage Index does not reflect any fees or expenses.

--------------------------------------------------------------------------------
SEC RETURNS
--------------------------------------------------------------------------------

For the period ending 9/30/98  Class A   Class B   Class C   Institutional  Service
--------------------------------------------------------------------------------------
One Year/4/                     6.25%     5.12%     9.36%        11.53       11.08%
Five Years/4/                   6.12%     N/A       N/A          N/A          7.06%
Since Inception/4/             46.81%     7.75%     10.42%       11.52%       7.65%
                             (2/10/93)  (5/1/96)  (8/15/97)    (8/15/97)    (2/10/93)5
--------------------------------------------------------------------------------------

/4/ The SEC Average Annualized Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 9/30/98 was $15.78 and represents the NAV plus the maximum sales charge of 4.5%.

/5/ Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION AS OF 10/31/98/6/
--------------------------------------------------------------------------------
Sector Allocation
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                             58.1%
U.S. Treasuries                                                        16.1%
Asset-Backed Securities                                                15.8%
Cash Equivalents                                                       11.3%
Agency Debentures                                                       9.3%
Municipal Bonds                                                         1.8%
--------------------------------------------------------------------------------

/6/ Figures represent a percentage of net assets and may not sum to 100% . The
    Fund is actively managed and, as such, its composition may differ over time.

    Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW

Government Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Government Income Fund for the 12-month period ended October 31, 1998.

Performance Review

Over the review period, the Fund generated positive performance. However, it slightly underperformed the 9.72% return of its benchmark, the Lehman Government/Mortgage Index, as mortgage-backed security spreads widened -- first, in response to falling interest rates (and accompanying prepayment concerns) and later, in response to global financial anxiety.

Investment Objective

The Fund seeks a high level of current income consistent with safety of principal, primarily through investments that include mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Portfolio Composition

During the period, we maintained our strategy of focusing on securities that we believe will perform well relative to the overall market regardless of the direction of interest rates. Our investment strategy is to closely manage the Fund's duration (4.41 years as of October 31, 1998) within a tight range of its benchmark (4.12 years), and seek excess returns over the benchmark through sector weightings and specific security selection.

Portfolio Highlights

o Mortgage-Backed Securities (MBS) (48.2% on October 31, 1997 to 58.1% on October 31, 1998) -- The Fund's position in mortgage-backed securities increased over the 12-month period, primarily due to an increase in the pass-through sector. Although we were initially cautious on mortgages given their tight spreads and vulnerability to prepayment risk, we increased the Fund's exposure to pass-throughs after the sector cheapened following the global flight to Treasuries.

o U.S. Treasuries (22.7% on October 31, 1997 to 16.1% on October 31, 1998) and Cash Equivalents (0.3% on October 31, 1997 to 11.3% on October 31,
      1998) -- During the period, the Fund's position in U.S. Treasuries decreased as we added to the Fund's position in mortgage-backed securities. The Fund's cash position increased from prior year end.

                                                            PERFORMANCE OVERVIEW

FIXED INCOME
INVESTMENT
PROCESS OVERVIEW

                                   -----------
                                        1
                                     Sector
                                   Allocation
                                   -----------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                                   -----------
                                        2
                                    Security
                                    Selection
                                   -----------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                                   -----------
                                        3
                                   Yield Curve
                                   Strategies
                                   -----------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

o Asset-Backed Securities (ABS) (17.9% on October 31, 1997 to 15.8% on October 31, 1998) -- Early in the period, ABS performed well as investors demonstrated renewed interest in the sector. However, spreads widened in concert with other credit sectors during the months following the Russian ruble devaluation.

o Insured Revenue Bonds (Municipal Bonds) (2.7% on October 31, 1997 to 1.8% on October 31, 1998) -- We maintained a small position in municipal bonds in order to take advantage of persistent cheapening in the municipal sector. We expect to "unwind" this trade when equilibrium is restored.

Portfolio Outlook

In the mortgage-backed security market, supply pressures have abated and refinancing activity is now less of a concern than previously. As a result, we believe current spreads, particularly within the pass-through sub-sector, should more than compensate for short-term volatility. Additionally, relative value opportunities should improve as spreads stabilize and liquidity returns to the collateralized mortgage obligations market. Finally, although further spread volatility is possible going into year-end, the strong fundamental backdrop and improving technical situation bode well for ABS spreads over the next several months.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 30, 1998

FUND BASICS

Core Fixed Income Fund
as of October 31, 1998

                             Assets Under Management

                             -----------------------
                                 $282.8 Million
                             -----------------------

                                 NASDAQ Symbols

                                 Class A Shares

                             -----------------------
                                      GCFIX
                             -----------------------

                                 Class B Shares

                             -----------------------
                                      GCFBX
                             -----------------------

                                 Class C Shares

                             -----------------------
                                      GCFCX
                             -----------------------

                              Institutional Shares

                             -----------------------
                                      GSFIX
                             -----------------------

                              Administration Shares

                             -----------------------
                                      GSFAX
                             -----------------------

                                 Service Shares

                             -----------------------
                                      GSCSX
                             -----------------------

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
October 31, 1997-              Fund Total Return    30-Day SEC  Lehman Aggregate
October 31, 1998                (based on NAV)/1/    Yield/2/    Bond Index/3/
--------------------------------------------------------------------------------
Class A                              8.76%             4.94%          9.34%
Class B                              7.94%             4.43%          9.34%
Class C                              7.94%             4.37%          9.34%
Institutional                        9.15%             5.57%          9.34%
Administration                       8.88%             5.34%          9.34%
Service                              8.50%             5.05%          9.34%
--------------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

/2/ The 30-Day SEC Yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/3/ The Lehman Aggregate Bond Index does not reflect any fees or expenses.

--------------------------------------------------------------------------------
SEC RETURNS
--------------------------------------------------------------------------------

For the period ending 9/30/98  Class A      Class B      Class C  Institutional  Administration  Service
--------------------------------------------------------------------------------------------------------
One Year/4/                      5.95%       4.91%        9.14%       11.32%       11.05%       10.77%
Since Inception/4/               8.11%       7.98%       10.32%        7.77%        8.49%        8.93%
                               (5/1/97)    (5/1/97)    (8/15/97)     (1/5/94)     (2/28/96)    (3/13/96)
--------------------------------------------------------------------------------------------------------

/4/ The SEC Average Annualized Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 9/30/98 was $10.85 and represents the NAV plus the maximum sales charge of 4.5%.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION AS OF 10/31/98/5/
--------------------------------------------------------------------------------
Sector Allocation
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                             39.2%
Corporates                                                             28.3%
U.S. Treasuries                                                        17.5%
Asset-Backed Securities                                                11.9%
Cash Equivalents                                                        7.9%
Emerging Market Debt                                                    1.4%
Agency Debentures                                                       0.9%
--------------------------------------------------------------------------------
/5/ Figures represent a percentage of net assets and may not sum to 100%. The
    Fund is actively managed and, as such, its composition may differ over time. Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                            PERFORMANCE OVERVIEW

Core Fixed Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Core Fixed Income Fund for the 12-month period ended October 31, 1998.

Performance Review

Over the 12-month period ended October 31, 1998, the Fund generated positive performance. Nonetheless, it slightly underperformed the 9.34% total return of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund's underperformance relative to its benchmark is primarily attributable to a widening in mortgage-backed spreads -- first in response to falling interest rates (and accompanying prepayment concerns) and later, in response to global financial anxiety.

Investment Objective

The Fund seeks total return consisting of capital appreciation and income that exceeds that of the Lehman Brothers Aggregate Bond Index, primarily through fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate securities, mortgage-backed securities and asset-backed securities.

Portfolio Composition

Our general investment strategy de-emphasizes Treasuries in favor of higher yielding fixed income alternatives with enhanced total return potential. Therefore, during the period under review, we underweighted Treasury and agency securities relative to the benchmark, and overweighted corporate, mortgage, asset-backed and emerging market debt securities.

Portfolio Highlights

o Mortgage-Backed Securities (MBS) (37.4% on October 31, 1997 to 39.2% on October 31, 1998) -- Throughout the period, we maintained an overweighted position in mortgage-backed securities -- including collateralized mortgage obligations (CMOs) -- versus the benchmark. However, within the overall sector, we were cautious on pass-through securities given their tight spreads and vulnerability to prepayment risk until the final months of the period, when we increased the Fund's exposure to the subsector after spreads widened in response to the global flight to Treasuries.

o Corporates (28.8% on October 31, 1997 to 28.3% on October 31, 1998) -- Strong cash inflows into the Fund, combined with the fact that several bonds were called in the first six months of the period, resulted in a mid-period decrease in this position to 21.2%. In the remaining months of the period, however, we gradually added corporate exposure, particularly within the industrial and financial subsectors.

PERFORMANCE OVERVIEW

FIXED INCOME
INVESTMENT
PROCESS OVERVIEW

                                   -----------
                                        1
                                     Sector
                                   Allocation
                                   -----------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                                   -----------
                                        2
                                    Security
                                    Selection
                                   -----------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                                   -----------
                                        3
                                   Yield Curve
                                   Strategies
                                   -----------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

o Asset-Backed Securities (ABS) (13.9% on October 31, 1997 to 11.9% on October 31, 1998) -- Early in the period, ABS performed well as investors demonstrated renewed interest in the sector. However, spreads widened in concert with other credit sectors during the months following the Russian ruble devaluation.

o U.S. Treasuries (15.7% on October 31, 1997 to 17.5% on October 31, 1998) and Cash Equivalents (7.9% on October 31, 1998) -- The Fund's positions in U.S. Treasuries and cash equivalents fluctuated in response to increases in the Fund's exposure to both the mortgage pass-through and corporate sectors.

o Emerging Market Debt (EMD) (5.0% on October 31, 1997 to 1.4% on October 31, 1998) -- During the period under review, we reduced the Fund's position in emerging market debt. The reduction reflected our ongoing concern regarding the global economic outlook and our anticipation of continued spread volatility. The remaining exposure is concentrated in Latin America.

Portfolio Outlook

In the mortgage-backed security market, supply pressures have abated and refinancing activity is now less of a concern. As a result, we believe current spreads, particularly within the pass-through subsector, should more than compensate for short-term volatility. Additionally, relative value opportunities are likely to improve as spreads stabilize and liquidity returns to the CMO market. Within the corporate sector, we intend to continue to look for opportunities to add exposure in order to achieve a neutral position (on a dollar-duration basis) relative to the corporate sector of the benchmark. Regarding the ABS sector, although further spread volatility is possible going into year-end, the strong fundamental backdrop and improving technical situation should bode well for spreads over the next several months.

Finally, the outlook for EMD has improved recently, as both the U.S. Federal Reserve and the Brazilian authorities have acted decisively to avoid a deepening of the global financial crisis. The Fed's surprise easing, coupled with an announced fiscal adjustment and impending IMF support package for Brazil, has allayed fears of a global credit crunch and has led to tighter spreads in the sector. Going forward, we may look to opportunistically add to countries with low financing requirements.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 30, 1998

                                                                     FUND BASICS

Global Income Fund
as of October 31, 1998

                             Assets Under Management

                             -----------------------
                                 $409.2 Million
                             -----------------------

                                 NASDAQ Symbols

                                 Class A Shares

                             -----------------------
                                      GSGIX
                             -----------------------

                                 Class B Shares

                             -----------------------
                                      GSLBX
                             -----------------------

                                 Class C Shares

                             -----------------------
                                      GSLCX
                             -----------------------

                              Institutional Shares

                             -----------------------
                                      GSGLX
                             -----------------------

                                 Service Shares

                             -----------------------
                                      GGISX
                             -----------------------

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
October 31, 1997-           Fund Total Return    30-Day SEC     JPM Global Govt.
October 31, 1998             (based on NAV)/1/    Yield/2/       Bond Index/3/
--------------------------------------------------------------------------------
Class A                           11.21%            3.42%            12.70%
Class B                           10.66%            3.07%            12.70%
Class C                           10.65%            3.07%            12.70%
Institutional                     11.95%            4.23%            12.70%
Service                           11.43%            3.71%            12.70%
--------------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

/2/ The 30-Day SEC Yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/3/ The composition and characteristics of the securities in the JP Morgan (JPM)
    Global Government Bond Index (hedged) are not identical to those of the Fund. Also, unlike the Fund's return, the Index's return does not reflect any fees or expenses.

--------------------------------------------------------------------------------
SEC RETURNS
--------------------------------------------------------------------------------

For the period ending 9/30/98   Class A        Class B       Class C     Institutional     Service
----------------------------------------------------------------------------------------------------
One Year/4/                      7.73%          6.91%         11.16%         13.61%         13.02%
Five Years/4/                    7.81%           N/A           N/A            N/A            8.84%
Since Inception/4/               8.22%          9.96%         13.21%         12.43%          8.95%
                               (8/2/91)       (5/1/96)      (8/15/97)       (8/1/95)       (8/2/91)5
----------------------------------------------------------------------------------------------------

/4/ The SEC Average Annualized Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 9/30/98 was $16.59 and represents the NAV plus the maximum sales charge of 4.5%.

/5/ Performance data for Service shares prior to 3/12/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
TOP 10 POSITIONS AS OF 10/31/98/6/
--------------------------------------------------------------------------------
Bonds Denomination
--------------------------------------------------------------------------------
 1. U.S. Dollar                                                       44.73%
 2. British Pound                                                     17.13%
 3. German Mark                                                        6.60%
 4. Danish Krone                                                       6.41%
 5. Italian Lira                                                       6.37%
 6. U.S. Dollar Cash Equivalents                                       5.57%
 7. Japanese Yen                                                       5.42%
 8. Spanish Peseta                                                     2.34%
 9. Canadian Dollar                                                    2.07%
10. French Franc                                                       1.12%
--------------------------------------------------------------------------------
/6/ Figures represent a percentage of net assets and may not sum to 100%. The
    Fund is actively managed and, as such, its composition may differ over time.

    Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence performance would be reduced.

PERFORMANCE OVERVIEW

Global Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Global Income Fund for the 12-month period ended October 31, 1998.

Performance Review

Over the 12-month period covered by this report, the Fund generated strong performance. Nonetheless, it slightly underperformed the 12.70% total return of its benchmark, the JP Morgan Global Government Bond Index (hedged into U.S. dollars). Over the same period, the Fund outperformed the 4.28% return of its peers within the Lipper Global Income Funds category, ranking the Fund's Class A, B, C, Institutional and Service shares 12, 15, 16, 8 and 11, respectively, out of 148 funds. For the five-year period ended October 31, 1998, the Fund's Class A shares ranked 3 out of 62 funds. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.

      A key factor behind the Fund's slight underperformance relative to its benchmark was a short yen position, which was held in line with our ongoing view that the Japanese economy is weak. Because of this position, however, the Fund did not benefit from a brief rally in Japanese bonds that occurred in October. Also, the Fund's overweight position in New Zealand bonds during the fourth quarter of 1997 and the first quarter of 1998 further proved detrimental to performance.

Investment Objective

The Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation primarily through investments in fixed income securities of U.S. and foreign issuers and foreign currencies.

Portfolio Positioning

The Fund maintained a neutral position versus the benchmark in Europe at the beginning of the period, a position that was increased to an overweighting by period end. The shift occurred as falling inflation, moderate growth and low levels of unemployment indicated positive future performance for European bonds. In the U.S. and other dollar bloc countries, a neutral position early in the period was gradually increased to an overweight position amid signs of a slowing global economy. Finally, in Japan, we closed the period with an underweight position consistent with our pessimism regarding the health of Japan's financial markets.

Portfolio Highlights

o Danish Government Bonds -- The flight to quality through the recent sell-off in perceived higher risk assets also affected the Danish government bond market, and we used this as an opportunity to increase our positions. We expect Denmark to join the euro within the next three years. Moreover, the Danish Central Bank remains committed to keeping the krone closely pegged with the deutschemark/euro.

                                                            PERFORMANCE OVERVIEW

FIXED INCOME
INVESTMENT
PROCESS OVERVIEW

                                   -----------
                                        1
                                     Sector
                                   Allocation
                                   -----------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                                   -----------
                                        2
                                    Security
                                    Selection
                                   -----------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                                   -----------
                                        3
                                   Yield Curve
                                   Strategies
                                   -----------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

o UK Bonds -- After the extreme weakness in the export and manufacturing sectors, we have finally begun to see weakness in the consumer sector; for example, consumer confidence and retail sales have both markedly declined recently. While the Bank of England has already eased rates, we expect 75 to 100 basis points of further rate cuts through the first half of 1999, as the consumer sector continues to deteriorate. This presents a favorable scenario for UK bonds.

o Australian Bonds -- During the period, we held an overweight position in Australian bonds since, at one stage, the market was discounting a rate hike as the currency weakened. We viewed this as a temporary phenomenon prompted by the general weakness in Asian economies, and did not believe there was sufficient evidence to justify a rate hike. Hence, we purchased Australian bonds at spreads close to 100 basis points to equivalent-maturity U.S. bonds. The reduction of risk premia toward the end of the reporting period also translated into a stronger Australian dollar and an unwinding of rate hike expectations. This brought the Australian/U.S. spreads in by over 70 basis points, where we took profits.

      Portfolio Outlook

      Despite the recent stabilization in emerging markets, the U.S. equity market and credit conditions, we feel significant risks remain to the global and the U.S. domestic economy. The global outlook remains hinged on the success of policy measures in Japan to revive the economy and reform the banking sector, and on the success of the IMF package to Brazil. In both cases, we feel significant risks remain. The domestic economy of the U.S. is also vulnerable to any further deterioration in global growth, and there are already signs that the economy is slowing. We expect this to continue into 1999. Although we currently do not expect a full recession in the U.S. in 1999, we expect growth to slow enough to prompt the Federal Reserve into easing further, and we expect the bond market to perform strongly in this environment.

o Euro 11 Markets -- In the Euro-11 markets, we expect the bond market to continue to strengthen. The inflation outlook for Europe remains very benign and we expect this to be reinforced by the introduction of EMU and the transfer of monetary policy to the new European Central Bank. The growth outlook for Europe is finely balanced and recent data is pointing to a slowing in the recovery. We expect European growth to be slowed further by the deteriorating international situation and there is a growing expectation that the next move in European rates will be a decline. This environment should be favorable for European bonds.

o Non-Euro 11 Markets -- We expect non-Euro-11 markets to perform well in the medium-term. We expect the UK economy to slow sharply in 1999, prompting further cuts in interest rates. There is also an increasing market expectation that the UK will enter EMU within the next five years and we expect the UK bond market to converge further with core European markets. The Danish and Swedish markets are also likely to perform well as public sentiment in those countries shifts in favor of joining EMU.

o Japan -- Our outlook for the Japanese bond market is negative. We expect the Japanese government to implement further economic and bank reform measures; the effects of these measures and the increase in bond supply is likely to be negative for the bond market.

            We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

November 30, 1998

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

By putting securities with different correlations to work in your portfolio, you can expand your investment opportunities while potentially spreading your risk.

Fixed Income Funds --
An Effective Portfolio Diversifier

Recent global market events -- and resulting price volatility in the stock market -- have encouraged many investors to seek more stability in their portfolio through greater diversification. In many cases, investors have increased their allocation to fixed income securities. What some individuals may have overlooked is the extent to which they can diversify within the fixed income arena. Different types of fixed income securities possess varying levels of market correlation to each other, and therefore should be able to provide an added measure of protection against market risk.

Differing Correlations May Help Reduce Exposure to Risk

Correlation simply defines how two investments move together. If you own two highly correlated investments, their returns will tend to move in tandem. If you own two loosely correlated assets, their returns will tend to move in opposite directions.

The table below shows the different correlations between fixed income securities. A high correlation of 0.99, such as that between cash and Treasury bills, means these two securities tend to react similarly in a given market environment. A low correlation such as 0.23, such as that between high yield bonds and intermediate government bonds, means these two securities have a low correlation -- a difference that could provide an important level of diversification in a portfolio.

--------------------------------------------------------------------------------
CORRELATIONS OF FIXED INCOME SECURITIES
--------------------------------------------------------------------------------
                                    Int.  Long   Long                   High
                                   Govt.  Govt.  Corp.  Muni   Global   Yield
                     Cash  T-Bill  Bonds  Bonds  Bonds  Bonds   Bonds   Bonds
--------------------------------------------------------------------------------
Cash                 1.00
T-Bill               0.99   1.00
Int. Govt. Bonds     0.15   0.12   1.00
Long Govt. Bonds     0.07   0.04   0.91   1.00
Long Corp. Bonds     0.13   0.10   0.98   0.96   1.00
Muni Bonds           0.04   0.03   0.75   0.76   0.78   1.00
Global Bonds         0.00  -0.03   0.73   0.64   0.69   0.54    1.00
High Yield Bonds    -0.14  -0.13   0.23   0.26   0.31   0.31    0.09    1.00
--------------------------------------------------------------------------------

Sources: See back cover.

Past performance is no guarantee of future results.

All of the indices are unmanaged and returns assume the reinvestment of income. Government bonds and T-bills, unlike Fund shares, are guaranteed as to the timely payment of principal and interest. The indices do not reflect any fees and expenses. The information in the chart above is not intended to imply the future performance of any of the investments mentioned or of any Goldman Sachs Fund, nor does it reflect any Fund's actual portfolio composition, fees or expenses.

For More Information

Fixed income mutual funds are a convenient way to acquire a diversified portfolio of fixed income securities. Goldman Sachs Fixed Income Funds can provide access to each of the fixed income securities shown above. For information on how these Funds can potentially help manage risk in your portfolio, consult your investment professional.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made in Institutional shares on August 1, 1991. For comparative pur-poses, the performance of the Fund's benchmarks (the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six-month and one-year U.S. Treasury Bills ("Six-Month T-Bill/One-Year T-Bill")) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Administration and Service shares will vary from In-stitutional shares due to differences in fees and loads.

 ADJUSTABLE RATE GOVERNMENT FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED AUGUST 1, 1991 TO OCTOBER 31, 1998.(A)

                          [LINE GRAPH APPEARS HERE]


      Adjustable Rate
      Government Fund     Lehman 1-2      One-Year       Six-Month
   (Institutional Shares)   Index          T-Bill          T-Bill


8/1/91      10000           10000           10000          10000
Aug-91      10074           10120           10083          10060
Sep-91      10136           10213           10158          10117
10/91       10208           10316           10236          10174
Nov-91      10277           10415           10314          10234
Dec-91      10333           10554           10407          10300
1/92        10389           10556           10436          10335
Feb-92      10441           10588           10463          10365
Mar-92      10474           10600           10489          10397
4/92        10522           10694           10550          10450
May-92      10588           10777           10592          10489
Jun-92      10661           10870           10648          10531
7/92        10724           10979           10726          10583
Aug-92      10779           11056           10775          10617
Sep-92      10833           11149           10844          10665
10/92       10834           11100           10832          10675
Nov-92      10843           11092           10841          10698
Dec-92      10911           11190           10900          10740
1/93        10947           11288           10957          10780
Feb-93      10996           11361           10995          10808
Mar-93      11020           11393           11027          10841
4/93        11065           11455           11066          10870
May-93      11086           11433           11055          10887
Jun-93      11148           11505           11109          10920
7/93        11188           11533           11137          10949
Aug-93      11238           11610           11187          10984
Sep-93      11264           11647           11219          11015
10/93       11282           11672           11240          11039
Nov-93      11292           11686           11261          11067
Dec-93      11323           11728           11301          11106
1/94        11355           11796           11347          11142
Feb-94      11375           11746           11334          11152
Mar-94      11369           11717           11336          11180
4/94        11352           11688           11326          11197
May-94      11359           11709           11341          11228
Jun-94      11384           11742           11378          11277
7/94        11441           11836           11448          11324
Aug-94      11478           11876           11487          11369
Sep-94      11485           11866           11504          11400
10/94       11494           11900           11549          11452
Nov-94      11492           11861           11543          11486
Dec-94      11543           11891           11582          11536
1/95        11659           12036           11698          11611
Feb-95      11748           12178           11800          11679
Mar-95      11804           12248           11869          11739
4/95        11879           12347           11937          11801
May-95      11991           12518           12044          11872
Jun-95      12006           12585           12113          11935
7/95        12072           12644           12173          11995
Aug-95      12139           12713           12231          12054
Sep-95      12191           12771           12281          12104
10/95       12270           12865           12355          12164
Nov-95      12346           12960           12429          12223
Dec-95      12424           13051           12498          12291
1/96        12515           13154           12578          12352
Feb-96      12549           13125           12593          12396
Mar-96      12600           13133           12627          12438
4/96        12662           13158           12671          12489
May-96      12740           13198           12716          12540
Jun-96      12790           13286           12784          12594
7/96        12855           13338           12832          12649
Aug-96      12920           13393           12893          12705
Sep-96      13023           13500           12980          12771
10/96       13114           13635           13076          12832
Nov-96      13191           13722           13140          12889
Dec-96      13257           13744           13185          12943
1/97        13323           13808           13250          13000
Feb-97      13383           13849           13299          13060
Mar-97      13436           13854           13332          13111
4/97        13545           13958           13410          13173
May-97      13643           14051           13493          13244
Jun-97      13712           14140           13572          13308
7/97        13797           14269           13670          13370
Aug-97      13853           14297           13712          13424
Sep-97      13921           14394           13785          13493
10/97       13992           14489           13861          13554
Nov-97      14032           14529           13901          13602
Dec-97      14087           14621           13966          13665
1/98        14172           14745           14057          13735
Feb-98      14207           14769           14094          13786
Mar-98      14264           14829           14165          13854
4/98        14289           14899           14232          13915
5/98        14346           14975           14442          13976
6/98        14415           15050           14511          14043
7/98        14457           15121           14579          14110
8/98        14530           15277           14697          14183
9/98        14583           15451           14817          14268
10/98       14565           15531           14893          14328


                                            SINCE INCEPTION
                                               OF CLASS     FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED MAY 15, 1995)
  Excluding sales charges                        5.63%             n/a    3.71%
  Including sales charges                        5.16%             n/a    2.16%
 ------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED JULY 17,
  1991)                                          5.34%           5.24%    4.09%
 ------------------------------------------------------------------------------
  ADMINISTRATION CLASS (COMMENCED APRIL
  15, 1993)                                      4.85%           4.98%    3.83%
 ------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED MARCH 27, 1997)       4.63%             n/a    3.57%
 ------------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Statement of Investments
October 31, 1998

   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                            VALUE
  MORTGAGE BACKED OBLIGATIONS - 86.0%
  ADJUSTABLE RATE FEDERAL HOME LOAN MORTGAGE CORP.
   (FHLMC)(A) - 20.7%
  $ 1,884,454                7.29%                    07/01/2018                   $  1,917,809
    4,154,158                8.16                     11/01/2018                      4,272,302
      887,658                7.31                     12/01/2018                        902,908
    6,485,132(b)             7.33                     05/01/2019                      6,574,043
   15,255,307(b)             7.53                     11/01/2019                     15,689,625
    8,378,831                7.24                     01/01/2020                      8,474,852
    3,290,423                7.51                     05/01/2020                      3,366,497
   12,052,342(b)             7.45                     06/01/2020                     12,241,684
   24,961,460(b)             7.60                     02/01/2022                     25,569,522
    4,706,626                7.22                     06/01/2022                      4,774,778
    2,829,548                7.30                     08/01/2022                      2,866,247
    3,968,347                7.19                     09/01/2022                      4,015,967
    4,430,804(b)             7.36                     09/01/2022                      4,494,829
    6,487,956(b)             7.52                     06/01/2024                      6,614,666
    2,453,837                7.16                     02/01/2028                      2,479,284
    1,136,617(b)             7.49                     07/01/2030                      1,157,929
                                                                                   ------------
                                                                                   $105,412,942
 ----------------------------------------------------------------------------------------------
  ADJUSTABLE RATE FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (FNMA)(A) - 38.5%
  $ 1,056,694                7.22%                    04/01/2003                   $  1,067,599
      724,071                7.43                     11/01/2014                        741,239
      466,162                7.21                     12/01/2015                        470,143
    4,126,862                6.56                     03/01/2017                      4,130,741
    2,519,416                7.38                     03/01/2017                      2,569,679
    8,576,471                6.99                     04/01/2017                      8,675,615
      539,836                7.19                     11/01/2017                        546,250
      784,577                7.04                     03/01/2018                        793,819
    2,955,406                6.35                     03/01/2018                      2,949,909
      569,993                7.47                     05/01/2018                        576,674
      288,552                7.15                     06/01/2018                        292,819
      896,436                7.24                     06/01/2018                        910,366
    6,020,013                7.31                     06/01/2018                      6,147,758
    3,554,572                7.30                     07/01/2018                      3,623,566
    4,337,221                7.07                     08/01/2018                      4,407,484
    2,915,222                7.59                     08/01/2018                      2,991,338
    2,147,218                7.30                     10/01/2018                      2,184,795
    1,420,692                7.13                     10/01/2018                      1,441,946
      127,626                7.12                     11/01/2018                        128,685
    4,310,005                7.20                     11/01/2018                      4,383,404
    1,321,719                7.17                     12/01/2018                      1,341,809
    9,776,995(b)             7.62                     12/01/2018                     10,019,660
    2,282,400                7.17                     06/01/2019                      2,310,839
    1,086,940                7.13                     07/01/2019                      1,104,831
    2,958,595                7.18                     07/01/2019                      3,006,199
    1,167,823                7.14                     08/01/2019                      1,182,467
    2,737,317                7.37                     09/01/2019                      2,791,625
    2,071,759                7.57                     03/01/2020                      2,113,381
    6,218,420                7.15                     07/01/2020                      6,313,127
   14,630,896                7.51                     01/01/2021                     14,977,795
    3,360,772                7.44                     02/01/2021                      3,441,834
    3,708,467                7.15                     04/01/2021                      3,769,879
   49,482,409(b)             7.37                     09/01/2021                     50,572,012
   14,695,792(b)             7.45                     02/01/2022                     15,075,091
    1,544,367                7.08                     05/20/2022                      1,555,749
    4,580,430                7.49                     06/01/2022                      4,699,705
    1,346,612                7.39                     08/01/2022                      1,376,440
    4,748,688                7.45                     09/01/2022                      4,858,002
      257,188                6.22                     12/01/2023                        259,680
 ----------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                       MATURITY
    AMOUNT                RATE                           DATE                            VALUE
 MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  ADJUSTABLE RATE FEDERAL NATIONAL MORTGAGE ASSOCIATION
   (FNMA)(A) - (CONTINUED)
  $10,797,106             6.94%                       06/20/2024                   $ 10,959,063
      551,303             7.43                        09/01/2025                        562,390
    2,874,064             7.06                        08/01/2027                      2,911,542
    1,767,014             6.97                        10/01/2027                      1,796,646
                                                                                   ------------
                                                                                   $196,033,595
 ----------------------------------------------------------------------------------------------
  ADJUSTABLE RATE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (GNMA)(A) - 3.0%
  $ 1,287,918             6.87%                       03/20/2016                   $  1,311,667
    3,747,337             6.62                        08/20/2018                      3,824,045
    4,614,191             6.87                        02/20/2021                      4,687,742
    2,273,990             6.87                        06/20/2022                      2,310,942
    3,037,186             6.87                        05/20/2023                      3,060,876
                                                                                   ------------
                                                                                   $ 15,195,272
 ----------------------------------------------------------------------------------------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - 3.2%
  $ 5,353,997             7.00%                       12/01/1999                   $  5,384,676
    1,951,984             6.50                        03/01/2013                      1,980,054
    3,945,910             6.50                        04/01/2013                      4,002,653
    1,634,011             6.50                        05/01/2013                      1,657,509
    3,383,288             6.50                        06/01/2013                      3,424,371
                                                                                   ------------
                                                                                   $ 16,449,263
 ----------------------------------------------------------------------------------------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 3.5%
  $ 9,966,054             7.00%                       10/01/2002                   $ 10,106,206
    6,862,306             8.00                        11/01/2017                      7,123,966
                                                                                   ------------
                                                                                   $ 17,230,172
 ----------------------------------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 4.9%
  $ 8,209,936             9.00%                       12/15/2017                   $  8,789,722
      357,801             7.00                        01/15/2023                        366,299
      540,955             7.00                        05/15/2023                        553,970
      516,923             7.00                        06/15/2023                        529,361
    2,435,399             7.00                        07/15/2023                      2,493,784
      415,158             7.00                        09/15/2023                        425,147
    1,237,675             7.00                        10/15/2023                      1,267,454
    4,675,610             7.00                        11/15/2023                      4,786,572
    5,867,550             7.00                        12/15/2023                      6,006,729
                                                                                   ------------
                                                                                   $ 25,219,038
 ----------------------------------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS - 12.2%
  ADJUSTABLE RATE CMOS(A) - 1.4%
  FNMA Remic Trust 1990-145, Class A
  $ 7,235,523             6.40%                       12/25/2020                   $  7,199,490
 ----------------------------------------------------------------------------------------------
  INVERSE FLOATER(A) - 1.4%
  FNMA Series 1993-189, Class SA
  $ 7,088,450             9.75%                       10/25/2023                   $  7,091,143
 ----------------------------------------------------------------------------------------------
  IOETTE - 0.1%
  FNMA Remic Trust 1990-145, Class B
  $    17,780            11.18%(c)                    12/25/2020                   $    324,812
 ----------------------------------------------------------------------------------------------
  PLANNED AMORTIZATION CLASS (PAC) CMOS - 3.2%
  FHLMC Series 2055, Class OD(b)
  $10,000,000             6.00%                       12/15/2007                   $ 10,043,700
  FNMA Series X-188B, Class ZA
    6,144,677             5.75                        09/25/2010                      6,175,462
                                                                                   ------------
                                                                                   $ 16,219,162
 ----------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND


   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                              VALUE
 MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  REGULAR FLOATER CMOS(A) - 1.3%
  FNMA Remic Trust 169B, Class FA
  $ 1,823,556              5.68%                      09/25/2000                     $  1,835,518
  FNMA Remic Trust 1997-43, Class FA
    2,794,679              6.24                       07/18/2027                        2,799,039
  FNMA Remic Trust 1997-7, Class FB
    2,112,052              6.10                       03/18/2027                        2,114,122
                                                                                     ------------
                                                                                     $  6,748,679
 ------------------------------------------------------------------------------------------------
  SEQUENTIAL FIXED RATE CMOS - 3.3%
  FHLMC Series 2064, Class M(b)
  $ 7,300,000              6.00%                      06/15/2028                     $  7,437,671
  FNMA Series 1998-36, Class J
    9,095,000              6.00                       07/18/2028                        9,284,085
                                                                                     ------------
                                                                                     $ 16,721,756
 ------------------------------------------------------------------------------------------------
  SUPPORT - 1.5%
  FNMA Series G94 13, Class ZB
  $ 7,821,819              7.00%                      11/17/2024                     $  7,808,786
 ------------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                          $ 62,113,828
 ------------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $443,002,545)                                                                $437,654,110
 ------------------------------------------------------------------------------------------------
 AGENCY DEBENTURES - 3.2%
  ADJUSTABLE RATE SMALL BUSINESS ADMINISTRATION (SBA)(A) - 3.2%
  $   865,252              6.37%                      09/25/2016                     $    878,967
    3,372,894              6.37                       07/25/2017                        3,424,542
    5,530,015              6.37                       08/25/2017                        5,621,204
    2,508,873              6.37                       09/25/2017                        2,547,683
    2,781,031              6.37                       10/25/2017                        2,825,973
      278,585              6.37                       02/25/2018                          283,279
      814,558              6.12                       11/25/2018                          816,595
 ------------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES (COST $16,143,349)                                         $ 16,398,243
 ------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT - 8.6%
  JOINT REPURCHASE AGREEMENT ACCOUNT(B)
  $43,700,000              5.63%                      11/02/1998                     $ 43,700,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT (COST $43,700,000)                                      $ 43,700,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $502,845,894)(D)                                                             $497,752,353
 ------------------------------------------------------------------------------------------------


 Futures contracts open at October 31, 1998 are as follows:

                          NUMBER OF
                         CONTRACTS                 SETTLEMENT             UNREALIZED
       TYPE            LONG (SHORT)(E)               MONTH                GAIN (LOSS)
 -------------------------------------------------------------------------------------
  Euro Dollars               560                 December 1998            $   407,104
  Euro Dollars               208                 March 1999                   588,017
  Euro Dollars                89                 June 1999                     91,835
  Euro Dollars               (19)                September 1999                (5,346)
  Euro Dollars               (20)                December 1999                (74,500)
  5 Year U.S.
  Treasury Notes             (90)                December 1998               (165,368)
  10 Year U.S.
  Treasury Notes              24                 December 1998                 (3,902)
  20 Year Long
  Term Bond                    6                 December 1998                (30,226)
 -------------------------------------------------------------------------------------
                                                                          $   807,614
 -------------------------------------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which value
  exceeds cost                                                            $ 1,898,864
  Gross unrealized loss for investments in which cost ex-
  ceeds value                                                              (6,992,405)
 -------------------------------------------------------------------------------------
  Net unrealized loss                                                     $(5,093,541)
 -------------------------------------------------------------------------------------

 (a) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (b) Portions of these securities are being segregated for open futures contracts, futures margin requirements and open purchases.
 (c) Represents security with notional or nominal principal amount. The actual effective yield of this security.
 (d) The amount stated also represents aggregate cost for federal income tax purposes.
 (e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $908,000,000 and $227,205,706, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made in Institutional shares on September 1, 1988. For comparative purposes, the performance of the Fund's benchmarks (the U.S. 2-Year Treasury Bill ("Two-Year T-Bill") and the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index")) are shown. This perfor-mance data represents past performance and should not be considered indica-tive of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from Institutional shares due to differences in fees and loads.

 SHORT DURATION GOVERNMENT FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED SEPTEMBER 1, 1988 TO OCTOBER 31, 1998.(A)

                          [LINE GRAPH APPEARS HERE]

             Short Duration
             Government Fund       Lehman Short
          (Institutional Shares) (1-3) Gov't Index   Two-Year T-Bill


9/1/88             10000               10000               10000
Sep-88             10129               10116               10109
10/88              10257               10218               10211
Nov-88             10221               10193               10169
Dec-88             10226               10215               10367
1/89               10315               10296               10455
Feb-89             10335               10297               10443
Mar-89             10359               10340               10474
4/89               10515               10509               10623
May-89             10673               10657               10786
Jun-89             10887               10855               10992
7/89               11040               11015               11158
Aug-89             10936               10950               11064
Sep-89             11008               11013               11119
10/89              11189               11184               11276
Nov-89             11287               11284               11367
Dec-89             11336               11327               11402
1/90               11323               11340               11391
Feb-90             11386               11400               11432
Mar-90             11445               11434               11464
4/90               11461               11461               11476
May-90             11616               11638               11655
Jun-90             11732               11760               11783
7/90               11864               11902               11929
Aug-90             11896               11945               11964
Sep-90             11993               12040               12052
10/90              12110               12173               12184
Nov-90             12225               12291               12301
Dec-90             12365               12436               12451
1/91               12468               12553               12548
Feb-91             12534               12634               12608
Mar-91             12623               12718               12696
4/91               12743               12840               12806
May-91             12809               12917               12893
Jun-91             12859               12965               12964
7/91               13030               13077               13089
Aug-91             13158               13256               13275
Sep-91             13334               13396               13420
10/91              13433               13541               13556
Nov-91             13592               13681               13694
Dec-91             13588               13889               13912
1/92               13568               13870               13880
Feb-92             13585               13912               13917
Mar-92             13577               13908               13905
4/92               13668               14034               14023
May-92             13820               14164               14165
Jun-92             13984               14307               14336
7/92               14152               14471               14508
Aug-92             14276               14588               14643
Sep-92             14384               14726               14786
10/92              14274               14642               14684
Nov-92             14261               14620               14649
Dec-92             14406               14756               14789
1/93               14569               14911               14959
Feb-93             14698               15030               15090
Mar-93             14707               15076               15132
4/93               14793               15168               15232
May-93             14763               15132               15168
Jun-93             14905               15245               15290
7/93               14937               15279               15319
Aug-93             15087               15406               15458
Sep-93             15082               15455               15510
10/93              15066               15489               15534
Nov-93             15038               15492               15541
Dec-93             15120               15554               15597
1/94               15238               15652               15697
Feb-94             15159               15557               15596
Mar-94             15026               15477               15518
4/94               14962               15419               15447
May-94             14998               15439               15458
Jun-94             15027               15477               15502
7/94               15158               15616               15643
Aug-94             15208               15668               15685
Sep-94             15183               15632               15643
10/94              15216               15668               15681
Nov-94             15156               15602               15616
Dec-94             15189               15632               15637
1/95               15400               15844               15870
Feb-95             15613               16060               16095
Mar-95             15687               16150               16178
4/95               15860               16294               16324
May-95             16142               16572               16629
Jun-95             16206               16662               16717
7/95               16226               16728               16776
Aug-95             16317               16829               16869
Sep-95             16426               16911               16949
10/95              16581               17051               17096
Nov-95             16747               17196               17250
Dec-95             16861               17327               17377
1/96               17058               17474               17525
Feb-96             16976               17406               17434
Mar-96             16963               17392               17411
4/96               16982               17409               17416
May-96             17019               17447               17446
Jun-96             17160               17575               17573
7/96               17214               17643               17635
Aug-96             17322               17708               17691
Sep-96             17502               17870               17856
10/96              17703               18072               18061
Nov-96             17833               18205               18200
Dec-96             17844               18209               18195
1/97               17942               18296               18264
Feb-97             18001               18340               18298
Mar-97             17986               18325               18289
4/97               18176               18475               18440
May-97             18290               18604               18565
Jun-97             18444               18733               18695
7/97               18675               18937               18912
Aug-97             18661               18956               18920
Sep-97             18836               19100               19060
10/97              18954               19241               19210
Nov-97             18974               19289               19233
Dec-97             19091               19419               19368
1/98               19307               19605               19571
Feb-98             19289               19623               19569
Mar-98             19349               19697               19638
4/98               19426               19792               19720
5/98               19547               19898               19820
6/98               19626               20000               19976
7/98               19728               20093               20064
8/98               19992               20356               20338
9/98               20232               20612               20635
10/98              20233               20712               20742


                                 SINCE INCEPTION
                                    OF CLASS     TEN YEARS FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN
  THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED MAY 1,
  1997)
  Excluding sales charges             7.04%         n/a       n/a        6.36%
  Including sales charges             5.61%         n/a       n/a        4.25%
 -----------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1,
  1997)
  Excluding sales charges             6.40%         n/a       n/a        5.62%
  Including sales charges             5.70%         n/a       n/a        3.51%
 -----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15,
  1997)
  Excluding sales charges             5.72%         n/a       n/a        5.46%
  Including sales charges             5.72%         n/a       n/a        4.41%
 -----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COM-
  MENCED AUGUST 15, 1988)             7.18%        7.03%     6.07%       6.75%
 -----------------------------------------------------------------------------
  ADMINISTRATION CLASS (COM-
  MENCED FEBRUARY 28, 1996)           6.43%         n/a       n/a        6.27%
 -----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED
  APRIL 10, 1996)                     6.70%         n/a       n/a        6.12%
 -----------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 1998

   PRINCIPAL              INTEREST                     MATURITY
    AMOUNT                  RATE                         DATE                          VALUE
  MORTGAGE BACKED OBLIGATIONS - 69.8%
  ADJUSTABLE RATE FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)(A) - 6.6%
  $ 1,279,253(b)            7.12%                     08/01/2017                 $  1,296,241
    1,116,932(b)            7.30                      05/01/2018                    1,123,432
    3,627,738(b)            7.55                      06/01/2018                    3,691,369
    1,194,234(b)            7.31                      12/01/2018                    1,214,751
    5,632,799(b)            7.60                      02/01/2022                    5,770,014
    1,800,160               8.10                      10/01/2025                    1,834,669
                                                                                 ------------
                                                                                 $ 14,930,476
 --------------------------------------------------------------------------------------------
  ADJUSTABLE RATE FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)(A) - 5.8%
  $ 1,737,771(b)            7.43%                     11/01/2014                 $  1,778,973
    3,511,846(b)            7.04                      06/01/2018                    3,562,768
    5,028,835(b)            7.51                      01/01/2021                    5,148,068
    1,346,612               7.39                      08/01/2022                    1,376,440
    1,128,360               7.49                      01/01/2031                    1,152,338
                                                                                 ------------
                                                                                 $ 13,018,587
 --------------------------------------------------------------------------------------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - 8.6%
  $   977,420               6.50%                     04/01/2013                 $    992,081
    2,001,140               6.50                      05/01/2013                    2,029,917
      990,168               6.50                      06/01/2013                    1,005,020
    5,004,665               8.00                      01/01/2028                    5,162,612
    1,173,117               7.00                      07/01/2028                    1,196,204
    3,032,566(b)            7.00                      08/01/2028                    3,092,246
    5,786,724(b)            7.00                      09/01/2028                    5,900,606
                                                                                 ------------
                                                                                 $ 19,378,686
 --------------------------------------------------------------------------------------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 5.3%
  $ 7,034,861               7.00%(c)                  10/01/2002                 $  7,133,793
    1,600,449               8.50                      05/01/2010                    1,672,966
      669,773               6.00                      01/01/2014                      667,542
    2,457,610               6.00                      03/01/2014                    2,473,738
                                                                                 ------------
                                                                                 $ 11,948,039
 --------------------------------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 3.7%
  $   183,092               9.00%                     12/15/2008                 $    192,431
      306,512               9.00                      01/15/2009                      322,950
      101,468               9.00                      01/15/2010                      107,144
      718,503               9.00                      07/15/2012                      756,892
    1,824,430               9.00                      12/15/2017                    1,953,272
    4,920,830(b)            7.00                      10/15/2023                    5,039,225
                                                                                 ------------
                                                                                 $  8,371,914
 --------------------------------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS - 39.8%
  INVERSE FLOATER(A) - 1.6%
  FHLMC Series 1296, Class J
  $   757,688              11.76%                     07/15/1999                 $    772,842
  FNMA Remic Trust 1990-134, Class S
    1,653,536              13.68                      11/25/2020                    1,910,430
  FNMA Remic Trust 1992-62, Class S
      837,866              10.29                      05/25/1999                      851,590
                                                                                 ------------
                                                                                 $  3,534,862
 --------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                       MATURITY
    AMOUNT                RATE                           DATE                            VALUE
 MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
  INVERSE FLOATING RATE--INTEREST ONLY(A) - 0.1%
  FHLMC Series 1684, Class JD
  $ 1,658,552            28.11%(d)                    08/15/2020                   $    108,867
  FNMA Remic Trust 1993-110, Class SC
      841,805             3.37(d)                     04/25/2019                         23,040
                                                                                   ------------
                                                                                   $    131,907
 ----------------------------------------------------------------------------------------------
  PLANNED AMORTIZATION--INTEREST ONLY - 0.2%
  FHLMC Series 1587, Class HA
  $ 4,779,640             6.50%(d)                    10/15/2008                   $    460,279
 ----------------------------------------------------------------------------------------------
  PLANNED AMORTIZATION--PRINCIPAL ONLY - 0.7%
  FNMA Remic Trust 1989-39, Class D
  $ 1,839,282             7.32%(d)                    05/25/2018                   $  1,690,981
 ----------------------------------------------------------------------------------------------
  PLANNED AMORTIZATION CLASS (PAC) CMOS - 18.6%
  FHLMC Remic Trust 1997-84, Class PA
  $ 4,000,000             5.90%                       11/25/2021                   $  4,092,920
  FHLMC Series 1556, Class G(b)
    2,000,000             6.35                        10/15/2010                      2,040,620
  FHLMC Series 1627, Class PZ(b)
    2,197,589             5.60                        08/15/2017                      2,207,192
  FHLMC Series 1645, Class ZA(b)
    6,909,745             5.50                        04/15/2005                      6,905,392
  FHLMC Series 1985, Class PC(b)
    6,000,000             6.35                        05/17/2018                      6,085,800
  FHLMC Series 1987, Class L
    4,000,000             6.20                        08/25/2022                      4,159,815
  FHLMC Series 2055, Class OD(b)
    3,000,000             6.00                        12/15/2007                      3,013,110
  FNMA Remic Trust 1993-175, Class Z
    6,068,469             5.75                        10/25/2006                      6,079,817
  FNMA Remic Trust 1997-70, Class AB
    1,250,000             6.50                        09/25/2022                      1,273,225
  FNMA Remic Trust 1991-31, Class PJ(b)
    3,000,000             6.55                        10/25/2020                      3,131,910
  FNMA Series 1993-32, Class PH(b)
    3,000,000             6.50                        11/25/2022                      3,061,110
                                                                                   ------------
                                                                                   $ 42,050,911
 ----------------------------------------------------------------------------------------------
  PRINCIPAL ONLY - 2.0%
  FNMA Remic Trust 1992 G-28, Class A
  $ 5,050,865             4.83%(d)                    05/25/2007                   $  4,446,529
 ----------------------------------------------------------------------------------------------
  REGULAR FLOATER CMOS(A) - 3.7%
  FHLMC Series 1296, Class I
  $ 2,121,527             5.30%                       07/15/1999                   $  2,108,925
  FHLMC Series 1684, Class JC(b)
    1,658,552             5.40                        08/15/2020                      1,633,143
  FNMA Remic Trust 1988-12, Class B(b)
    2,110,199             4.29                        02/25/2018                      2,020,160
  FNMA Remic Trust 1993-110, Class FC
      841,805             5.60                        04/25/2019                        834,439
  FNMA Remic Trust 1997-21, Class FA
    1,615,016             6.25                        04/18/2027                      1,617,600
                                                                                   ------------
                                                                                   $  8,214,267
 ----------------------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 1998

   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                            VALUE
  MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  SEQUENTIAL FIXED RATE CMOS - 12.0%
  FHLMC Series 1033, Class G(b)
  $ 1,949,674                8.00%                    01/15/2006                   $  2,038,014
  FNMA Remic Trust 1988-12, Class A(b)
    2,672,918               10.00                     02/25/2018                      2,940,483
  FNMA Remic Trust 1989-18, Class B
      303,659                9.50                     01/25/2004                        306,410
  FNMA Remic Trust 1989-59, Class H
      149,564                7.75                     10/25/2018                        149,049
  FNMA Remic Trust 1989-74, Class J(b)
    1,099,205                9.80                     10/25/2019                      1,160,783
  FNMA Remic Trust 1990-16, Class E(b)
    6,056,201                9.00                     03/25/2020                      6,337,632
  FNMA Remic Trust 1991-133, Class Z(b)
    3,926,011                8.00                     09/25/2006                      4,102,682
  FNMA Remic Trust 1992-44, Class CA
    1,555,278               12.00                     08/25/2020                      1,589,883
  FNMA Remic Trust 1992-G43, Class D
       26,670                7.50                     01/25/2003                         26,591
  FNMA Series 1998-36, Class J(b)
    6,000,000                6.00                     07/18/2028                      6,124,740
  GNMA Remic Trust 1995-3, Class DQ(b)
    2,274,296                8.05                     06/16/2025                      2,361,086
                                                                                   ------------
                                                                                   $ 27,137,353
 ----------------------------------------------------------------------------------------------
  SUPPORT - 0.9%
  FHLMC Series 16, Class M
  $ 2,000,000                7.00%                    08/25/2023                   $  2,013,840
 ----------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                        $ 89,680,929
 ----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $156,747,796)                                                              $157,328,631
 ----------------------------------------------------------------------------------------------
  AGENCY DEBENTURES - 7.6%
  Federal Home Loan Bank(b)
  $ 6,000,000                5.76%                    03/23/2001                   $  6,148,140
  Small Business Administration
    1,460,773                7.20                     06/01/2017                      1,609,845
    2,000,000(b)             6.30                     05/01/2018                      2,146,694
    2,500,000(b)             6.30                     06/01/2018                      2,677,321
  Sri Lanka Aid(a)(b)
    4,500,000                4.92                     02/21/2016                      4,443,750
 ----------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (COST $16,562,497)                                                               $ 17,025,750
 ----------------------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS - 19.6%
  United States Treasury Notes(b)
  $41,700,000                6.63%                    07/31/2001                   $ 44,143,203
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $43,945,398)                                                               $ 44,143,203
 ----------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                              VALUE
  REPURCHASE AGREEMENT - 2.8%
  Joint Repurchase Agreement Account(b)
  $ 6,400,000              5.63%                      11/02/1998                     $  6,400,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $6,400,000)                                                                  $  6,400,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $223,655,691)(E)                                                             $224,897,584
 ------------------------------------------------------------------------------------------------

 Futures contracts open at October 31, 1998 are as follows:

                                  NUMBER OF
                                  CONTRACTS      SETTLEMENT   UNREALIZED
  TYPE                         LONG (SHORT)(F)     MONTH      GAIN (LOSS)
 ------------------------------------------------------------------------
  Euro Dollars                       179       December 1998  $  121,078
  Euro Dollars                        96       March 1999        262,326
  Euro Dollars                        87       June 1999         267,801
  Euro Dollars                        46       September 1999    154,773
  Euro Dollars                        45       December 1999     162,375
  Euro Dollars                        45       March 2000        112,964
  Euro Dollars                        20       June 2000          (2,877)
  2 year U.S. Treasury Notes         121       December 1998     179,593
  5 Year U.S. Treasury Notes         (30)      December 1998     (90,191)
  10 Year U.S. Treasury Notes        (27)      December 1998     (41,892)
  20 Year Long Term Bond              (9)      December 1998      (9,337)
 ------------------------------------------------------------------------
                                                              $1,116,613
 ------------------------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which
  value exceeds cost                                          $2,648,156
  Gross unrealized loss for investments in which
  cost exceeds value                                          (1,406,263)
 ------------------------------------------------------------------------
  Net unrealized gain                                         $1,241,893
 ------------------------------------------------------------------------

 (a) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (b) Portions of these securities are being segregated for open futures contracts, futures margin requirements, when-issued securities and open purchases.
 (c) When-issued Security.
 (d) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 (e) The amount stated also represents aggregate cost for federal income tax purposes.
 (f) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $548,800,000 and $157,066,369, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.
 The percentage shown for each investment category reflects the value of in-vestments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 4.5%) in Class A shares on March 1, 1993. For comparative purposes, the performance of the Fund's bench-marks (the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index")) are shown. This performance data repre-sents past performance and should not be considered indicative of future per-formance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 GOVERNMENT INCOME FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED MARCH 1, 1993 TO OCTOBER 31, 1998.(A)


                          [LINE GRAPH APPEARS HERE]


         Government
           Income
            Fund     Lehman Gov't    Lehman U.S.
         (Class A)    /MBS Index     Gov't Index


3/1/93       9550         10000        10000
Mar-93       9565         10043        10033
4/93         9658         10111        10110
May-93       9621         10124        10099
Jun-93       9793         10296        10323
7/93         9856         10351        10386
Aug-93       9995         10518        10618
Sep-93      10009         10547        10658
10/93       10036         10585        10699
Nov-93       9963         10502        10581
Dec-93      10019         10558        10622
1/94        10145         10689        10768
Feb-94      10028         10514        10540
Mar-94       9776         10265        10302
4/94         9695         10186        10221
May-94       9701         10192        10208
Jun-94       9702         10169        10184
7/94         9866         10362        10372
Aug-94       9874         10374        10374
Sep-94       9744         10228        10227
10/94        9737         10221        10219
Nov-94       9717         10197        10201
Dec-94       9813         10267        10263
1/95         9993         10468        10454
Feb-95      10216         10708        10679
Mar-95      10267         10769        10746
4/95        10407         10914        10887
May-95      10786         11321        11326
Jun-95      10852         11401        11413
7/95        10836         11380        11371
Aug-95      10941         11509        11505
Sep-95      11052         11616        11615
10/95       11187         11767        11792
Nov-95      11338         11934        11976
Dec-95      11493         12096        12146
1/96        11568         12176        12221
Feb-96      11373         11979        11972
Mar-96      11307         11898        11872
4/96        11256         11838        11796
May-96      11231         11813        11776
Jun-96      11389         11969        11928
7/96        11419         12003        11958
Aug-96      11418         11987        11932
Sep-96      11602         12187        12130
10/96       11838         12444        12397
Nov-96      12035         12647        12612
Dec-96      11930         12541        12484
1/97        11968         12583        12497
Feb-97      11994         12610        12515
Mar-97      11881         12481        12382
4/97        12054         12668        12560
May-97      12143         12784        12668
Jun-97      12282         12929        12810
7/97        12608         13250        13174
Aug-97      12510         13156        13043
Sep-97      12681         13343        13239
10/97       12870         13543        13468
Nov-97      12907         13602        13536
Dec-97      13042         13737        13678
1/98        13223         13917        13884
Feb-98      13206         13904        13846
Mar-98      13252         13952        13885
4/98        13300         14020        13947
5/98        13422         14281        14091
6/98        13534         14406        14251
7/98        13574         14448        14273
8/98        13846         14729        14644
9/98        14108         15039        15039
10/98       14025         15001        14988


                                         SINCE INCEPTION
                                            OF CLASS     FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED FEBRUARY 10, 1993)
  Excluding sales charges                     7.46%           6.92%    8.98%
  Including sales charges                     6.60%           5.94%    4.05%
 ---------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding sales charges                     8.39%             n/a    8.09%
  Including sales charges                     7.15%             n/a    2.80%
 ---------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                     9.01%             n/a    8.09%
  Including sales charges                     9.01%             n/a    7.03%
 ---------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST
  15, 1997)                                  10.11%             n/a    9.19%
 ---------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AUGUST 15,
  1997)                                       7.37%             n/a    8.53%
 ---------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
October 31, 1998

  PRINCIPAL            INTEREST                    MATURITY
    AMOUNT               RATE                        DATE                                VALUE
  MORTGAGE BACKED OBLIGATIONS - 58.1%
  FEDERAL HOME LOAN MORTGAGE CORP. - 20.4%
  $  971,452             6.00%                    03/01/2013                      $    975,397
   3,525,662             6.00                     04/01/2013                         3,539,975
     185,433             6.00                     06/01/2013                           186,186
     184,371             6.00                     08/01/2013                           185,119
      34,505             7.00                     03/01/2024                            35,195
      97,902             7.00                     04/01/2024                            99,860
      17,515             7.00                     08/01/2025                            17,865
   1,593,381             7.00                     04/01/2026                         1,625,248
     966,972             7.00                     05/01/2026                           986,311
   1,615,368             7.50                     09/01/2026                         1,655,235
     827,655             7.50                     11/01/2027                           847,825
     906,968             7.50                     12/01/2027                           929,071
     709,551             7.00                     01/01/2028                           723,515
   1,700,213             7.50                     02/01/2028                         1,741,647
     666,981             7.00                     08/01/2028                           680,107
     892,901             7.00                     09/01/2028                           910,473
   5,000,000             7.00                     TBA-30 Yr(a)                       5,098,400
   6,000,000             7.50                     TBA-30 Yr(a)                       6,146,220
                                                                                  ------------
                                                                                  $ 26,383,649
 ---------------------------------------------------------------------------------------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 6.7%
  $  245,551             6.50%                    09/01/2025                      $    247,545
     250,174             6.50                     10/01/2025                           252,206
     335,559             6.50                     11/01/2025                           338,284
      22,494             6.50                     05/01/2026                            22,677
     467,443             6.50                     08/01/2025                           471,093
     432,370             6.50                     12/01/2025                           435,767
      44,820             6.50                     03/01/2028                            45,170
     819,893             6.50                     04/01/2028                           826,297
   1,065,828             6.50                     05/01/2028                         1,074,152
     826,170             6.50                     06/01/2028                           832,622
     989,378             6.50                     07/01/2028                           997,105
     105,368             6.50                     08/01/2028                           106,190
     105,894             6.50                     09/01/2028                           106,721
   3,000,000             6.00                     TBA-15 Yr(a)                       3,012,188
                                                                                  ------------
                                                                                  $  8,768,017
 ---------------------------------------------------------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 13.1%
  $  178,982             9.00%                    10/15/2019                      $    191,063
      84,707             9.00                     12/15/2019                            90,425
     236,191             7.00                     03/15/2023                           241,873
     216,766             7.50                     04/15/2023                           223,267
     725,346             7.00                     05/15/2023                           742,797
     255,739             7.00                     06/15/2023                           261,893
   1,066,013             7.00                     07/15/2023                         1,091,661
     414,433             7.50                     07/15/2023                           426,862
     496,340             7.00                     08/15/2023                           508,282
     708,575             7.00                     09/15/2023                           725,623
   1,390,624             7.00                     10/15/2023                         1,423,804
     613,810             7.00                     11/15/2023                           628,578
     762,633             7.00                     12/15/2023                           780,982
     402,833             8.00                     04/15/2026                           417,311
     357,949             8.00                     05/15/2026                           370,814
     295,066             8.00                     07/15/2026                           305,671
     138,693             8.00                     12/15/2026                           143,807
     557,604             8.00                     06/15/2027                           578,163
 ---------------------------------------------------------------------------------------------

   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                            VALUE
 MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - (CONTINUED)
  $   602,695                7.50%                    07/15/2027                   $    620,963
      146,862                8.00                     07/15/2027                        152,140
      274,549                7.50                     09/15/2027                        282,698
      403,011                8.00                     09/15/2027                        417,495
      246,870                7.50                     10/15/2027                        254,197
      283,471                7.50                     11/15/2027                        292,063
      696,390                7.50                     12/15/2027                        717,497
    1,000,000                6.50                     03/15/2028                      1,010,930
    2,988,014                7.00                     08/15/2028                      3,058,979
    1,000,000                6.50                     10/15/2028                      1,010,930
                                                                                   ------------
                                                                                   $ 16,970,768
 ----------------------------------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS - 17.9%
  INTEREST ONLY - 0.1%
  FNMA Interest-Only Stripped Security, Series 151, Class 2
  $   407,767(b)            15.47%                    07/25/2022                   $     96,335
 ----------------------------------------------------------------------------------------------
  INVERSE FLOATER(C) - 1.0%
  FNMA Remic Trust 1992-62, Class S
  $   279,289               10.29%                    05/25/1999                   $    283,863
  FNMA Series 1993-138, Class SM
      921,052               12.09                     12/25/2021                      1,056,226
                                                                                   ------------
                                                                                   $  1,340,089
 ----------------------------------------------------------------------------------------------
  INVERSE FLOATING RATE--INTEREST ONLY(C) - 0.3%
  Salomon Brothers Mortgage Securities VII Series 1996-6E, Class A2
  $12,528,238(b)            10.01%                    03/30/2005                   $    352,357
 ----------------------------------------------------------------------------------------------
  NON-AGENCY COMMERCIAL MBS - 1.0%
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C1, Class A2
  $   400,000                7.30%                    12/18/2006                   $    428,128
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C2, Class A2
      800,000                6.60                     11/18/2029                        818,144
                                                                                   ------------
                                                                                   $  1,246,272
 ----------------------------------------------------------------------------------------------
  PLANNED AMORTIZATION CLASS (PAC) CMOS - 9.0%
  FHLMC Series 1522, Class E
  $ 1,000,000                5.00%                    10/15/2020                   $    992,180
  FHLMC Series 1985, Class PC
    1,500,000                6.35                     05/17/2018                      1,521,450
  FHLMC Series 2055, Class OD
    4,000,000                6.00                     12/15/2007                      4,017,480
  FNMA REMIC Trust Series 1997-84, Class PB
    2,000,000                5.50                     01/25/2008                      2,016,940
  GE Capital Mortgage Services, Inc. 1997-8, Class A13
    3,000,000                7.25                     10/25/2027                      3,048,270
                                                                                   ------------
                                                                                   $ 11,596,320
 ----------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND


  PRINCIPAL            INTEREST                      MATURITY
    AMOUNT               RATE                          DATE                            VALUE
  MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  PRINCIPAL ONLY - 0.2%
  FNMA Remic Trust, Series G-35, Class N
  $  362,999             6.01%(d)                   10/25/2021                   $    319,712
 --------------------------------------------------------------------------------------------
  SEQUENTIAL FIXED RATE CMOS - 2.6%
  Citicorp Mortgage Securities, Series 1993-11, Class A6
  $  561,687             6.25%                      09/25/2008                   $    558,132
  GE Capital Mortgage Services, Inc. Series 1995-1, Class A8
   2,785,000             8.40                       02/25/2025                      2,807,336
                                                                                 ------------
                                                                                 $  3,365,468
 --------------------------------------------------------------------------------------------
  SUPPORT - 3.7%
  FHLMC Series 16, Class M
  $1,000,000             7.00%                      08/25/2023                   $  1,006,920
  GE Capital Mortgage Services, Inc., Series 1994-10, Class A22
     996,703             6.50                       03/25/2024                        967,809
  Housing Securities, Inc., Series 1994-1, Class A13
   1,455,585             6.50                       03/25/2009                      1,456,415
  Prudential Securities, Series 1995-2, Class A(c)
     357,820             6.02                       11/15/2015                        357,932
  Salomon Brothers Mortgage Securities VII Series 1996-6H, Class A1
   1,000,000             6.00                       09/30/2008                      1,008,350
                                                                                 ------------
                                                                                 $  4,797,426
 --------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS                                                                    $ 23,113,979
 --------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $74,290,993)                                                             $ 75,236,413
 --------------------------------------------------------------------------------------------
  AGENCY DEBENTURES - 9.3%
  Federal Home Loan Bank
  $1,700,000             5.76%                      03/23/2001                   $  1,741,973
   1,000,000             5.68                       12/03/2007                      1,022,020
  Financing Corp. Stripped Security (Principal Only)(d)
   2,000,000             5.83                       03/07/2013                        862,700
  Small Business Administration
   1,587,284             7.15                       03/01/2017                      1,764,932
   1,307,453             7.50                       04/01/2017                      1,484,064
     767,286             7.30                       05/01/2017                        856,782
   1,000,000             6.30                       05/01/2018                      1,073,347
   1,000,000             6.30                       06/01/2018                      1,070,929
  Sri Lanka Aid(c)
   2,250,000             4.92                       02/21/2016                      2,221,875
 --------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (COST $11,434,468)                                                             $ 12,098,622
 --------------------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES - 15.8%
  AESOP Funding Series 1998-1, Class A(e)(f)
  $2,000,000             6.14%                      05/20/2006                   $  2,055,700
 --------------------------------------------------------------------------------------------

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                              VALUE
  ASSET-BACKED SECURITIES - (CONTINUED)
  AFC Series 1997-1, Class A(c)
  $  759,096              5.44%                      03/25/2027                     $    751,414
  Americredit Automobile Receivables Series 1997-D, Class A3
   1,300,000              6.24                       09/05/2003                        1,337,154
  Arcadia Automobile Receivables Series 1998-C, Class A3(f)
   2,500,000              5.67                       08/15/2006                        2,552,033
  CPS Auto Grantor Trust
   1,881,004              6.30                       08/15/2002                        1,898,291
  Fasco Auto Trust, Series 1996-1
     521,356              6.65                       11/15/2001                          536,596
  Fingerhut Master Trust, Series 1996-1, Class A
     511,333              6.45                       02/20/2002                          513,890
  First Franklin Mortgage Loan Asset Backed Certificate Series 1997-FF2,
  Class A(c)
   2,334,214              5.41                       11/20/2027                        2,324,731
  First Merchants Auto Trust Series 1996-B, Class A1(c)
     164,130              5.71                       03/15/2000                          164,138
  First USA Credit Card Master Trust Series 1997-6, Class A
   1,600,000              6.42                       03/17/2005                        1,656,000
  MBNA Master Credit Card Trust Series 1998-C, Class A(c)
   2,000,000              5.49                       11/15/2005                        1,979,360
  Merrill Lynch Mortgage Investments, Inc. Series 1997-FF2, Class A(c)
   1,482,209              5.93                       08/25/2028                        1,476,188
  Mid State Trust, Series 4, Class A
     864,300              8.33                       04/01/2030                          946,356
  Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1(c)
     500,000              7.46                       05/15/2006                          526,455
  Olympic Automobile Receivables Trust, Series 1994-B, Class A2
     160,643              6.85                       06/15/2001                          161,793
  Sears Credit Account Master Trust, Series 1995-2, Class A
     460,000              8.10                       06/15/2004                          473,943
  The Money Store Home Equity Trust Series 1997-C, Class AF7
   1,100,000              6.95                       01/15/2039                        1,097,250
 -----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (COST $20,237,191)                                                                $ 20,451,292
 -----------------------------------------------------------------------------------------------
  INSURED REVENUE BONDS - 1.8%
  New Jersey Economic Development Authority Series A
  $2,000,000              7.43%                      02/15/2029                     $  2,278,380
 -----------------------------------------------------------------------------------------------
  TOTAL INSURED REVENUE BONDS
  (COST $2,000,000)                                                                 $  2,278,380
 -----------------------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
October 31, 1998

   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                            VALUE
  U.S. TREASURY OBLIGATIONS - 16.1%
  United States Treasury Bonds(f)
  $ 1,740,000                8.50%                    02/15/2020                   $  2,417,243
    1,400,000                8.75                     05/15/2020                      1,991,934
    1,200,000                7.88                     02/15/2021                      1,581,000
    2,460,000                8.13                     05/15/2021                      3,325,994
      650,000                8.13                     08/15/2021                        879,834
  United States Treasury Interest-Only Stripped Securities(d)
    4,460,000                5.04                     02/15/2009                      2,671,629
    2,700,000                5.36                     05/15/2012                      1,318,707
    3,600,000                5.54                     08/15/2014                      1,525,248
  United States Treasury Notes
    1,700,000(f)             6.63                     07/31/2001                      1,799,603
    1,400,000                5.75                     10/31/2002                      1,467,922
  United States Treasury Principal-Only Stripped Securities(d)
    2,400,000                4.55                     11/15/2004                      1,820,160
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $20,796,641)                                                               $ 20,799,274
 ----------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT - 11.3%
  Joint Repurchase Agreement Account(f)
  $14,600,000                5.63%                    11/02/1998                   $ 14,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $14,600,000)                                                               $ 14,600,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $143,359,293)(G)                                                           $145,463,981
 ----------------------------------------------------------------------------------------------


  Futures contracts open at October 31, 1998 are as follows:


                               NUMBER OF
                               CONTRACTS   SETTLEMENT    UNREALIZED
  TYPE                         LONG (H)      MONTH      GAIN (LOSS)
 ------------------------------------------------------------------
  Euro Dollars                     20    March 1999      $ 10,108
  Euro Dollars                     19    June 1999            442
  Euro Dollars                     19    September 1999     1,229
  Euro Dollars                     10    December 1999     12,062
  Euro Dollars                     10    March 2000         1,812
  2 Year U.S. Treasury Notes       15    December 1998     43,030
  5 Year U.S. Treasury Notes       98    December 1998    105,057
  10 Year U.S. Treasury Notes      46    December 1998     22,910
 ------------------------------------------------------------------
                                                         $196,650
 ------------------------------------------------------------------


 ------------------------------------------------------------------------------

  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments
  in which
  value exceeds cost                       $2,448,269
  Gross unrealized loss for investments
  in which
  cost exceeds value                         (343,581)
 -----------------------------------------------------
  Net unrealized gain                      $2,104,688
 -----------------------------------------------------

 (a) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + /--2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 (b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 (c) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (d) The interest rate disclosed for these securities represents effective yield to maturity.
 (e) Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of the Rule 144A securities amounted to $2,055,700 as of October 31, 1998.
 (f) Portions of these securities are being segregated for open TBA purchases, forward sale contract, open futures contracts and futures margin requirements.
 (g) The amount stated also represents aggregate cost for federal income tax purposes.
 (h) Each Euro Dollar Contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note contract represents $100,000 in notional par value. Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. The total notional amount and market value at risk are $95,400,000 and 38,596,038, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made in Institutional shares on January 5, 1994 (commencement of operations). For comparative purposes, the performance of the Fund's bench-mark (the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from Institutional shares due to differences in fees and loads.

 CORE FIXED INCOME FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED JANUARY 5, 1994 TO OCTOBER 31, 1998.

                          [LINE GRAPH APPEARS HERE]


                Core Fixed Income           Lehman Aggregate
            Fund (Institutional Shares)           Index


1/5/94                   10000                    10000
1/94                     10157                    10135
Feb-94                    9964                     9959
Mar-94                    9759                     9713
4/94                      9678                     9635
May-94                    9672                     9634
Jun-94                    9644                     9613
7/94                      9825                     9804
Aug-94                    9842                     9816
Sep-94                    9710                     9672
10/94                     9700                     9663
Nov-94                    9680                     9642
Dec-94                    9780                     9708
1/95                      9957                     9900
Feb-95                   10186                    10136
Mar-95                   10248                    10198
4/95                     10388                    10341
May-95                   10788                    10741
Jun-95                   10862                    10819
7/95                     10843                    10795
Aug-95                   10979                    10926
Sep-95                   11080                    11032
10/95                    11224                    11175
Nov-95                   11393                    11343
Dec-95                   11550                    11502
1/96                     11621                    11578
Feb-96                   11424                    11376
Mar-96                   11332                    11297
4/96                     11276                    11233
May-96                   11268                    11211
Jun-96                   11436                    11361
7/96                     11464                    11392
Aug-96                   11457                    11372
Sep-96                   11653                    11570
10/96                    11898                    11827
Nov-96                   12120                    12029
Dec-96                   12016                    11918
1/97                     12057                    11955
Feb-97                   12085                    11984
Mar-97                   11955                    11851
4/97                     12121                    12029
May-97                   12225                    12143
Jun-97                   12380                    12288
7/97                     12726                    12620
Aug-97                   12615                    12512
Sep-97                   12808                    12696
10/97                    12991                    12880
Nov-97                   13020                    12940
Dec-97                   13159                    13070
1/98                     13332                    13238
Feb-98                   13320                    13227
Mar-98                   13374                    13273
4/98                     13430                    13342
5/98                     13568                    13469
6/98                     13692                    13583
7/98                     13722                    13612
8/98                     13971                    13834
9/98                     14258                    14157
10/98                    14180                    14083


                                                      SINCE INCEPTION
                                                         OF CLASS     ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED MAY 1, 1997)
  Excluding sales charges                                 10.57%         8.76%
  Including sales charges                                  7.22%         3.91%
 ---------------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1997)
  Excluding sales charges                                  9.80%         7.94%
  Including sales charges                                  7.02%         2.64%
 ---------------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                                  8.89%         7.94%
  Including sales charges                                  8.89%         6.88%
 ---------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED JANUARY 5, 1994)          7.51%         9.15%
 ---------------------------------------------------------------------------------
  ADMINISTRATION CLASS (COMMENCED FEBRUARY 28, 1996)       7.98%         8.88%
 ---------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED MARCH 13, 1996)                 8.38%         8.50%
 ---------------------------------------------------------------------------------

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1998

  PRINCIPAL              INTEREST                      MATURITY
    AMOUNT                 RATE                           DATE                             VALUE
  CORPORATE BONDS - 28.3%
  FINANCE BONDS - 10.3%
  American General Finance Corp.
  $ 1,110,000               5.84%                      01/29/2001                     $ 1,138,916
  Associates Corp. of North America
    2,950,000               5.75                       11/01/2003                       2,961,594
  Bank of New York, Inc.(a)
    1,100,000               7.88                       11/15/2002                       1,188,495
  BankAmerica Corp.
      300,000               7.75                       07/15/2002                         319,143
    1,400,000               7.50                       10/15/2002                       1,480,136
      730,000               7.88                       12/01/2002                         782,764
  Capital One Bank
      600,000               6.66                       02/03/2000                         604,110
      400,000               6.88                       04/24/2000                         402,844
      800,000               6.58                       04/17/2001                         805,784
      650,000               6.15                       06/01/2001                         647,706
    1,000,000               6.40                       05/08/2003                         992,190
      330,000               7.15                       09/15/2006                         329,825
  Capital One Financial Corp.
      355,000               7.25                       12/01/2003                         362,927
  Comdisco, Inc.
    2,200,000               6.13                       01/15/2003                       2,227,060
  Countrywide Capital Corp.
    1,080,000               8.05                       06/15/2027                       1,165,633
  Countrywide Funding Corp.
      125,000               6.08                       07/14/1999                         125,908
      250,000               8.43                       11/16/1999                         258,890
    1,000,000               6.97                       03/28/2003                       1,058,830
  Countrywide Home Loans, Inc.
      950,000               6.45                       02/27/2003                         986,594
  Developers Diversified Realty
    1,400,000               6.84                       12/16/2004                       1,400,182
  ERP Operating LP(b)
      550,000               8.50                       05/15/1999                         559,614
  Ford Capital Corp.
      300,000               9.50                       07/01/2001                         331,011
  Ford Motor Credit Co.
      900,000               6.00                       01/14/2003                         917,514
  General Motors Acceptance Corp.
      375,000               9.63                       12/15/2001                         418,298
  Homeside Lending, Inc.
      400,000               6.75                       08/01/2004                         416,528
  Long Island Savings Bank(a)
    2,650,000               6.20                       04/02/2001                       2,642,368
  Meditrust, Inc.
      750,000               7.38                       07/15/2000                         730,095
      390,000               7.82                       09/10/2026                         375,890
  MIC Finance Trust(b)
      360,000               8.38                       02/01/2027                         365,081
  PXRE Capital Trust I
      165,000               8.85                       02/01/2027                         164,639
  Security Pacific Corp.
      995,000              11.50                       11/15/2000                       1,106,818
 ------------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                             VALUE
  CORPORATE BONDS - (CONTINUED)
  FINANCE BONDS - (CONTINUED)
  Signet Banking Corp.
  $   240,000              9.63%                      06/01/1999                     $   245,292
  Simon Property Group, Inc.(b)
      345,000              6.63                       06/15/2003                         337,447
  The Money Store, Inc.
      630,000              7.30                       12/01/2002                         668,569
  World Financial Properties(b)
      489,851              6.91                       09/01/2013                         517,337
                                                                                     -----------
                                                                                     $29,036,032
 -----------------------------------------------------------------------------------------------
  INDUSTRIAL BONDS - 14.4%
  360 Communications Co.
  $ 1,015,000              7.12%                      03/01/2003                     $ 1,082,193
  Ametek, Inc.
      600,000              7.20                       07/15/2008                         607,614
  Comcast Cable Communications
      455,000              8.13                       05/01/2004                         502,984
  Continental Airlines, Inc.
      331,876              7.75                       07/02/2014                         378,587
      540,781              8.56                       07/02/2014                         646,618
  Hertz Corp.
    1,200,000              6.00                       01/15/2003                       1,206,108
      500,000              7.00                       07/15/2003                         523,270
  Highwoods/Forsyth LP
      835,000              6.75                       12/01/2003                         813,156
  Liberty Property LP
      115,000              7.10                       08/15/2004                         109,768
  Nabsico, Inc.
    1,650,000              6.00                       02/15/2011                       1,639,358
  News America Holdings, Inc.
      400,000              8.00                       10/17/2016                         419,324
    1,100,000              7.12                       04/08/2028                       1,072,478
  Northwest Airlines Corp.
      148,555              8.26                       03/10/2006                         155,818
      559,274              8.97                       01/02/2015                         645,732
  Oryx Energy Co.
      800,000             10.00                       06/15/1999                         824,376
  Owens Corning
      745,000              7.50                       05/01/2005                         762,560
  Panamsat Corp.
    2,650,000              6.13                       01/15/2005                       2,670,220
  Pep Boys - Manny, Moe & Jack
      550,000              6.75                       03/10/2004                         570,361
      100,000              7.00                       06/01/2005                         106,264
  Philip Morris Companies, Inc.
    2,250,000              7.12                       08/15/2002                       2,357,460
  R & B Falcon Corp.
      215,000              6.50                       04/15/2003                         213,933
      960,000              6.75                       04/15/2005                         986,448
  RJR Nabisco, Inc.
      600,000              7.63                       09/01/2000                         597,954
 -----------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND


   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                           VALUE
  CORPORATE BONDS - (CONTINUED)
  INDUSTRIAL BONDS - (CONTINUED)
  RJR Nabisco, Inc. -- (continued)
  $   375,000                8.00%                    07/15/2001                   $   376,920
  Scotia Pacific Co.(b)
    1,000,000                6.55                     01/20/2007                     1,012,190
  Sears Roebuck Acceptance Corp.
      500,000                6.41                     11/19/2002                       514,660
  TCI Communications, Inc.
    1,725,000                8.00                     08/01/2005                     1,933,311
      290,000                8.75                     08/01/2015                       351,901
  Tele-Communications, Inc.
      100,000                7.38                     02/15/2000                       102,467
      750,000                8.25                     01/15/2003                       828,158
  Time Warner, Inc.
    1,650,000                7.95                     02/01/2000                     1,695,738
    1,350,000                9.63                     05/01/2002                     1,513,175
      400,000                7.98                     08/15/2004                       441,180
    1,000,000                7.75                     06/15/2005                     1,093,990
  TKR Cable Inc.
    3,195,000               10.50                     10/30/2007                     3,509,644
  Tyco International Group
      460,000                5.88                     11/01/2004                       458,523
    1,150,000                6.38                     06/15/2005                     1,179,682
  U.S. Air, Inc.
      534,117                6.76                     04/15/2008                       567,671
  USI American Holdings
      150,000                7.25                     12/01/2006                       156,216
  Viacom, Inc.
    1,250,000                6.75                     01/15/2003                     1,288,738
  Videotron Group Ltd.
      835,000               10.63                     02/15/2005                       898,669
  Williams Communications Solutions, Inc.
    2,030,000                6.13                     02/15/2002                     2,052,208
  WMX Technologies, Inc.
    1,225,000(a)             6.25                     10/15/2000                     1,240,594
      700,000                6.38                     12/01/2003                       709,576
                                                                                   -----------
                                                                                   $40,817,795
 ---------------------------------------------------------------------------------------------
  UTILITY BONDS - 3.6%
  Cable & Wireless Communications
  $ 1,360,000                6.38%                    03/06/2003                   $ 1,386,438
  California Energy, Inc.
      735,000               10.25                     01/15/2004                       774,293
  CE Electric UK Funding Co.(b)
    1,000,000                6.85                     12/30/2004                     1,047,318
  Central Maine Power Co.
      330,000                7.45                     08/30/1999                       334,976
  Edison Mission Energy Funding Corp.
      138,284                6.77                     09/15/2003                       143,242
  Niagara Mohawk Power Corp.
      650,000                6.88                     04/01/2003                       676,371
      750,000                8.00                     06/01/2004                       814,103
  Salton Sea Funding
      233,243                7.02                     05/30/2000                       235,470
 ---------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                             VALUE
  CORPORATE BONDS - (CONTINUED)
  UTILITY BONDS - (CONTINUED)
  Worldcom, Inc.
  $ 1,700,000              6.13%                      08/15/2001                     $ 1,731,875
      650,000              9.38                       01/15/2004                         676,280
    1,725,000              6.40                       08/15/2005                       1,795,794
      450,000              8.88                       01/15/2006                         493,146
                                                                                     -----------
                                                                                     $10,109,306
 -----------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $78,496,873)                                                                 $79,963,133
 -----------------------------------------------------------------------------------------------
  AGENCY DEBENTURES - 0.9%
  Small Business Administration
  $ 2,500,000              6.30%                      06/01/2018                     $ 2,677,321
 -----------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (COST $2,501,936)                                                                  $ 2,677,321
 -----------------------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES - 11.9%
  Aames Mortgage Trust Series 1998 B(a)
  $ 3,500,000              6.46%                      09/15/2028                     $ 3,644,301
  AESOP Funding Series 1998-1, Class A(a)(b)
    3,400,000              6.14                       05/20/2006                       3,494,690
  AFC Series 1997-1, Class A(c)
      556,671              5.44                       03/25/2027                         551,037
  Americredit Automobile Receivables Trust Series 1998-A, Class A3(a)
    2,500,000              5.88                       12/05/2003                       2,557,225
  Chevy Chase Auto Receivables Trust Series 1995-2, Class A
       59,883              5.80                       06/15/2002                          59,938
  Discover Card Master Trust Series 1996-4, Class B(c)
      850,000              5.96                       10/16/2013                         826,625
  DVI Equipment Lease Trust 1996-1, Class A(b)
      614,875              6.55                       07/10/2004                         628,961
  EQCC Home Equity Loan Trust Series 1997-3, Class A(c)
    1,108,980              5.58                       11/15/2028                       1,108,292
  Fingerhut Master Trust Series 1998-2, Class A(a)
    3,600,000              6.23                       02/15/2007                       3,717,216
  First Franklin Mortgage Loan Asset Backed Certificate Series 1997-FF3,
  Class A2(c)
    1,459,072              5.41                       11/20/2027                       1,453,145
  General Motors Acceptance Corp. Series 1995, Class A
       15,094              7.15                       03/15/2000                          15,103
  Green Tree Financial Corp. Series 1998-6, Class M1(a)
    4,250,000              6.63                       06/01/2030                       4,354,848
  H + T Master Trust Series 1996-1, Class A2(b)(c)
      550,000              8.18                       8/15/2002                          550,880
  IMC Home Equity Loan Trust Series 1998-3, Class A8(a)
    5,200,000              6.34                       08/20/2029                       5,272,436
  Mid State Trust, Series 4, Class A(a)
    2,880,999              8.33                       04/01/2030                       3,154,521
 -----------------------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1998

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                             VALUE
  ASSET BACKED SECURITIES - (CONTINUED)
  Olympic Automobile Receivables Trust, Series 1994-B, Class A2
  $    93,578              6.85%                      06/15/2001                     $    94,251
  Sears Credit Account Master Trust, Series 1995-2, Class A
      550,000              8.10                       06/15/2004                         566,671
  Sears Credit Account Master Trust, Series 1996-1, Class A
      680,000              6.20                       02/16/2006                         692,532
  Sears Credit Card Master Trust, Series 1995-3, Class A
      300,000              7.00                       10/15/2004                         307,500
  Standard Credit Card Master Trust, Series 1994-4, Class A
      680,000              8.25                       11/07/2003                         732,061
 -----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (COST $33,194,392)                                                                 $33,782,233
 -----------------------------------------------------------------------------------------------
  EMERGING MARKET DEBT - 1.4%
  Banco de Colombia
  $   260,000              8.62%                      06/02/2000                     $   241,800
  Corp. Andina de Fomento
    1,500,000              7.38                       07/21/2000                       1,524,045
  Financiera Energy Nacional(b)
      600,000              9.38                       06/15/2006                         450,000
  YPF Sociedad Anonima
       90,575              7.00                       10/26/2002                          82,298
      485,314              7.50                       10/26/2002                         467,722
    1,141,859              7.50                       10/26/2002                       1,150,157
 -----------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (COST $4,154,927)                                                                  $ 3,916,022
 -----------------------------------------------------------------------------------------------
  MORTGAGE BACKED OBLIGATIONS - 39.2%
  Asset Securitization Corp.
  $   900,000              7.49%                      04/14/2029                     $   975,321
  Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2(a)
    3,100,000              6.60                       11/19/2007                       3,223,411
  Chase Commercial Mortgage Securities Corp. Series 1998-1, Class A2(a)
    3,000,000              6.56                       05/18/2030                       3,250,418
  Collateralized Mortgage Obligation Trust Series 63, Class Z
      983,310              9.00                       10/20/2020                       1,029,093
  Commercial Mortgage Acceptance Corp. Series 1998-C1, Class A2
    2,200,000              6.49                       05/15/2008                       2,246,376
  DLJ Commercial Mortgage Corp. Series 1998-CG1, Class A(a)
    4,902,852              6.11                       06/10/2031                       5,121,188
  Federal Home Loan Mortgage Corp. (FHLMC)
      217,814              8.00                       08/01/2010                         224,863
      959,767              6.00                       11/01/2012                         963,663
    4,879,536              6.00                       04/01/2013                       4,899,346
    1,000,000              6.35                       03/25/2018                       1,020,620
      485,550              7.50                       09/01/2025                         497,534
 -----------------------------------------------------------------------------------------------

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                               VALUE
  MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  $  586,618              7.00%                      04/01/2026                        $  598,350
     595,402              7.50                       09/01/2026                           610,096
     205,586              7.50                       10/01/2026                           210,660
     447,709              7.50                       04/01/2027                           458,620
     842,659              7.50                       05/01/2027                           863,194
     836,598              7.00                       10/01/2027                           853,330
   1,542,087              7.00                       12/01/2027                         1,572,435
     832,632              7.50                       01/01/2028                           852,923
   1,067,982              7.00                       02/01/2028                         1,089,000
   1,700,213              7.50                       02/01/2028                         1,741,647
     685,013              7.50                       03/01/2028                           701,707
     256,171              7.50                       03/01/2028                           262,496
     587,270              7.50                       04/01/2028                           601,581
   1,432,925              7.50                       05/01/2028                         1,468,028
   1,334,585              7.00                       06/01/2028                         1,360,850
   1,999,535              7.00                       07/01/2028                         2,038,886
     517,189              7.00                       08/01/2028                           527,367
   8,000,000              7.00                       TBA-30 Yr(d)                       8,157,440
   9,000,000              7.50                       TBA-30 Yr(d)                       9,219,330
  Federal National Mortgage Association (FNMA)
      88,270              6.50                       02/01/2026                            88,987
     225,754              6.50                       08/01/2026                           227,587
     174,984              6.50                       09/01/2027                           176,351
     387,887              6.50                       10/01/2027                           390,916
   2,220,909              6.50                       11/01/2027                         2,238,255
   2,531,772              6.50                       12/01/2027                         2,551,547
     857,192              6.50                       02/01/2028                           863,887
     846,854              6.50                       04/01/2028                           853,468
     364,622              6.50                       06/01/2028                           367,470
   1,197,316              6.50                       07/01/2028                         1,206,667
     184,635              6.50                       08/01/2028                           186,077
   1,069,013              6.00                       09/01/2028                         1,077,362
   5,000,000              6.00                       TBA-15 Yr(d)                       5,020,313
  FHLMC Series 2055, Class OD
   2,000,000              6.00                       12/15/2007                         2,008,740
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C1, Class A2
     600,000              7.30                       12/18/2006                           642,192
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C2, Class A2
   1,000,000              6.60                       11/18/2029                         1,022,680
  FNMA Remic Trust 1997-70, Class AB
   1,250,000              6.50                       09/25/2022                         1,273,225
  FNMA Remic Trust 31, Class PJ
     750,000              6.55                       10/25/2020                           782,978
  Government National Mortgage Association (GNMA)
     264,666              8.00                       02/15/2017                           276,775
      24,132              7.00                       11/15/2022                            24,713
     860,816              7.00                       12/15/2022                           881,527
     581,532              7.00                       01/15/2023                           595,870
     158,879              7.00                       03/15/2023                           162,652
     587,392              7.50                       03/15/2023                           605,008
   1,989,300              7.00                       05/15/2023                         2,037,163
      31,272              7.00                       06/15/2023                            32,024
   2,049,546              7.00                       07/15/2023                         2,098,706
     617,324              7.00                       08/15/2023                           632,177
 ------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND


  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                              VALUE
  MORTGAGE BACKED OBLIGATIONS - (CONTINUED)
  $   98,811              7.50%                      08/15/2023                     $    101,775
   1,677,280              7.00                       10/15/2023                        1,716,809
      33,112              7.00                       11/15/2023                           33,909
     102,521              7.00                       12/01/2023                          104,987
   1,148,813              7.00                       12/15/2023                        1,175,815
     235,803              8.00                       11/15/2025                          244,497
     147,963              7.50                       02/15/2026                          152,448
     440,555              8.00                       05/15/2026                          456,388
     935,156              7.50                       08/15/2026                          962,911
      91,011              8.00                       09/15/2026                           94,367
     425,734              8.00                       03/15/2027                          441,035
     425,395              8.00                       04/15/2027                          440,684
      16,911              8.00                       05/15/2027                           17,535
     242,878              7.50                       08/15/2027                          250,086
     893,368              7.50                       11/15/2027                          919,883
     814,173              7.50                       12/15/2027                          838,850
     747,294              8.00                       12/15/2027                          774,847
   1,000,000              6.50                       03/15/2028                        1,010,930
     278,357              6.50                       08/15/2028                          281,399
   4,993,306              7.00                       08/15/2028                        5,111,897
   2,721,643              6.50                       10/15/2028                        2,751,391
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2,
  Class A2(a)
   3,690,000              6.39                       02/15/2030                        3,949,184
  Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
     900,000              7.46                       05/15/2006                          947,619
  Prudential Home Mortgage Securities Corp. 1992-39 A8(c)
   1,000,000              7.99                       12/25/2007                        1,049,750
  Residental Funding Mortgage Securities I Series 1997-S12, Class A19(a)
   2,000,000              6.75                       08/25/2027                        2,023,531
 -----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $108,991,413)                                                               $110,817,617
 -----------------------------------------------------------------------------------------------
  SOVEREIGN CREDIT - 0.3%
  Province of Quebec
  $  520,000             13.25%                      09/15/2014                     $    577,288
  State of Israel
     370,000              6.38                       12/15/2005                          369,338
 -----------------------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (COST $999,207)                                                                   $    946,626
 -----------------------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS - 17.5%
  United States Treasury Bonds
  $1,000,000              8.75%                      05/15/2020                     $  1,422,810
   2,300,000              7.88                       02/15/2021                        3,030,250

   PRINCIPAL               INTEREST                    MATURITY
    AMOUNT                   RATE                        DATE                            VALUE
  U.S. TREASURY OBLIGATIONS - (CONTINUED)
  United States Treasury Interest-Only Stripped Securities(e)
  $10,230,000                5.04%                    02/15/2009                   $  6,127,975
      350,000(b)             5.22                     11/15/2010                        188,577
   15,300,000                5.36                     05/15/2012                      7,472,673
    9,990,000                5.54                     08/15/2014                      4,232,563
  United States Treasury Note
   15,000,000                6.63                     07/31/2001                     15,878,850
  United States Treasury Principal-Only Stripped Securities(e)
    5,110,000                4.55                     11/15/2004                      3,875,424
    6,000,000                5.66                     11/15/2018                      1,955,400
   16,200,000                5.67                     02/15/2019                      5,195,988
 ----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $49,229,921)                                                               $ 49,380,510
 ----------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT - 7.9%
  Joint Repurchase Agreement Account(a)
  $22,300,000                5.63%                    11/02/1998                   $ 22,300,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $22,300,000)                                                               $ 22,300,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $299,868,669)(F)                                                           $303,783,462
 ----------------------------------------------------------------------------------------------
  Futures contracts open at October 31, 1998 are as follows:

                                  NUMBER OF
                                  CONTRACTS      SETTLEMENT   UNREALIZED
  TYPE                         LONG (SHORT)(G)     MONTH      GAIN (LOSS)
 ------------------------------------------------------------------------
  Euro Dollars                         8       December 1998   $ 19,049
  Euro Dollars                        20         March 1999      35,174
  Euro Dollars                        15         June 1999        8,030
  Euro Dollars                        15       September 1999     9,280
  Euro Dollars                        35       December 1999     49,465
  Euro Dollars                        25         March 2000      52,091
  5 Year U.S. Treasury Notes          70       December 1998    306,352
  10 Year U.S. Treasury Notes        (15)      December 1998    (55,258)
  20 Year Long Term Bond              66       December 1998    158,409
 ------------------------------------------------------------------------
                                                               $582,592
 ------------------------------------------------------------------------

  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which
  value exceeds cost                              $ 4,917,833
  Gross unrealized loss for investments in which
  cost exceeds value                              (1,003,040)
 ------------------------------------------------------------
  Net unrealized gain                             $ 3,914,793
 ------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1998

 (a) Portions of these securities are being segregated for open TBA purchases, open purchases, mortgage dollar rolls, forward sale contract, open futures contracts and futures margin requirements.
 (b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of the Rule 144A securities amounted to $8,963,518 as of October 31, 1998.
 (c) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (d) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 (e) The interest rate disclosed for these securities represents effective yield to maturity.
 (f) The amount stated also represents aggregate cost for federal income tax purposes.
 (g) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond Contract represents $100,000 in notional par value. The total notional amount and market value at risk are $133,100,000 and $46,515,044, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 4.5%) in Class A shares on September 1, 1991. For comparative purposes, the performance of the Fund's benchmark (the J.P. Morgan Global Government Bond Index hedged to U.S. Dol-lars (the "J.P. Morgan GGB Index - $ Hedged")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when re-deemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 GLOBAL INCOME FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED SEPTEMBER 1, 1991 TO OCTOBER 31, 1998.(A)

                          [LINE GRAPH APPEARS HERE]


                Global Income Fund    J.P. Morgan
                    (Class A)      GGB Index-$ Hedged


9/1/91                 9550               10000
9/91                   9640               10174
10/91                  9686               10263
11/91                  9689               10327
12/91                  9810               10583
1/92                   9857               10546
2/92                   9857               10584
3/92                   9768               10517
4/92                   9827               10578
5/92                   9896               10721
6/92                  10125               10799
7/92                  10357               10918
8/92                  10678               10974
9/92                  10550               11129
10/92                 10536               11156
11/92                 10514               11130
12/92                 10545               11288
1/93                  10623               11457
2/93                  10886               11671
3/93                  10763               11695
4/93                  10849               11745
5/93                  10928               11766
6/93                  11193               12006
7/93                  11338               12103
8/93                  11483               12352
9/93                  11491               12404
10/93                 11668               12509
11/93                 11633               12500
12/93                 11878               12660
1/94                  11957               12702
2/94                  11561               12432
3/94                  11362               12258
4/94                  11298               12167
5/94                  11217               12089
6/94                  11136               12013
7/94                  11250               12145
8/94                  11185               12085
9/94                  11152               12027
10/94                 11144               12050
11/94                 11202               12132
12/94                 11252               12147
1/95                  11369               12314
2/95                  11580               12516
3/95                  11826               12697
4/95                  11963               12880
5/95                  12340               13324
6/95                  12288               13340
7/95                  12297               13430
8/95                  12489               13556
9/95                  12612               13732
10/95                 12824               13901
11/95                 13073               14167
12/95                 13251               14321
1/96                  13471               14465
2/96                  13250               14258
3/96                  13255               14288
4/96                  13383               14365
5/96                  13426               14418
6/96                  13546               14555
7/96                  13609               14636
8/96                  13720               14753
9/96                  14026               15034
10/96                 14246               15303
11/96                 14525               15589
12/96                 14500               15552
1/97                  14569               15684
2/97                  14669               15754
3/97                  14549               15644
4/97                  14704               15835
5/97                  14730               15941
6/97                  14968               16177
7/97                  15258               16522
8/97                  15202               16464
9/97                  15535               16740
10/97                 15622               16925
11/97                 15710               17033
12/97                 15897               17242
1/98                  16068               17487
2/98                  16100               17559
3/98                  16273               17674
4/98                  16354               17760
5/98                  16566               18327
6/98                  16604               18458
7/98                  16719               18576
8/98                  17043               19000
9/98                  17523               19484
10/98                 17374               19440


                                            SINCE INCEPTION
                                               OF CLASS     FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED AUGUST 2, 1991)
  Excluding sales charges                        8.68%           8.28%   11.21%
  Including sales charges                        7.99%           7.29%    6.22%
 ------------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding sales charges                       10.43%             n/a   10.66%
  Including sales charges                        9.23%             n/a    5.33%
 ------------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                       11.40%             n/a   10.65%
  Including sales charges                       11.40%             n/a    9.58%
 ------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST 1,
  1995)                                         11.81%             n/a   11.95%
 ------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED MARCH 12, 1997)       8.71%             n/a   11.43%
 ------------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 1998

      PRINCIPAL                INTEREST                MATURITY
      AMOUNT(A)                  RATE                    DATE                        VALUE
 FOREIGN DEBT OBLIGATIONS - 48.5%
  BRITISH POUND STERLING - 17.1%
  Abbey National Treasury(b)
  BPS     4,000,000              8.00%                04/02/2003               $  7,202,503
  Bank Nederlandse Gemeenten
          2,500,000              6.38                 03/30/2005                  4,304,335
  United Kingdom Treasury(b)
         14,400,000              9.50                 10/25/2004                 29,512,506
          9,300,000              7.75                 09/08/2006                 18,182,707
          4,700,000              9.00                 08/06/2012                 10,888,414
                          -----------------------------------------------------------------
                                                                               $ 70,090,465
 ------------------------------------------------------------------------------------------
  CANADIAN DOLLAR - 2.1%
  Government of Canada(b)
  CAD    12,200,000              6.00%                06/01/2008               $  8,454,608
 ------------------------------------------------------------------------------------------
  DANISH KRONE - 6.5%
  Kingdom of Denmark(b)
  DKK    95,100,000              8.00%                05/15/2003               $ 17,383,640
         47,500,000              8.00                 03/15/2006                  9,111,123
                          -----------------------------------------------------------------
                                                                               $ 26,494,763
 ------------------------------------------------------------------------------------------
  DEUTSCHEMARK - 6.6%
  Baden Wuerttemberg Finance
  DEM    10,000,000              5.38%                02/05/2010               $  6,471,476
  Federal Republic of Germany(b)
         22,500,000              6.25                 01/04/2024                 15,791,238
  Halifax
          5,000,000              5.63                 07/23/2007                  3,235,738
  Merrill Lynch and Co., Inc.
          2,500,000              5.38                 01/04/2009                  1,494,114
                          -----------------------------------------------------------------
                                                                               $ 26,992,566
 ------------------------------------------------------------------------------------------
  FRENCH FRANC - 1.1%
  Government of France(b)
  FRF     9,000,000              5.50%                10/25/2007               $  1,772,141
         10,000,000              8.50                 04/25/2023                  2,634,039
                          -----------------------------------------------------------------
                                                                               $  4,406,180
 ------------------------------------------------------------------------------------------
  ITALIAN LIRA - 6.4%
  Republic of Italy
  ITL24,000,000,000(b)           8.50%                08/01/2004               $ 17,849,614
      9,000,000,000(b)           6.75                 07/01/2007                  6,360,465
      2,000,000,000              9.00                 11/01/2023                  1,820,944
                          -----------------------------------------------------------------
                                                                               $ 26,031,023
 ------------------------------------------------------------------------------------------
  JAPANESE YEN - 5.4%
  Asian Development Bank
  JPY   650,000,000              5.63%                02/18/2002               $  6,502,871
  Government of Japan
      1,170,000,000              0.90                 12/22/2008                  9,957,746
  Republic of Italy
        550,000,000              5.13                 07/29/2003                  5,717,608
                          -----------------------------------------------------------------
                                                                               $ 22,178,225
 ------------------------------------------------------------------------------------------

     PRINCIPAL              INTEREST                  MATURITY
     AMOUNT(A)                RATE                      DATE                          VALUE
 FOREIGN DEBT OBLIGATIONS - (CONTINUED)
  SPANISH PESETA - 2.3%
  Government of Spain
  ESP1,210,000,000            6.00%                  01/31/2008                 $  9,555,615
 -------------------------------------------------------------------------------------------
  SWEDISH KRONA - 1.0%
  Kingdom of Sweden
  SEK   24,000,000            9.00%                  04/20/2009                 $  4,161,516
 -------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (COST $186,733,877)                                                           $198,364,961
 -------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES - 3.0%
  AESOP Funding Series 1998-1, Class A(c)
     USD 1,000,000            6.14%                  05/20/2006                 $  1,027,850
  AFC Series 1997-1, Class A(d)
           759,096            5.44                   03/25/2027                      751,414
  ALAC Automobile Receivable Series 1997-1, Class A(c)
           244,819            6.29                   12/15/2002                      246,572
  Americredit Automobile Receivables Series 1997-D, Class A3
           450,000            6.24                   09/05/2003                      462,861
  Arcadia Automobile Receivables Series 1997-D, Class A4
           950,000            6.35                   11/15/2005                    1,015,090
  Arcadia Automobile Receivables Series 1998-C, Class A3
         1,000,000            5.67                   08/15/2006                    1,020,813
  Asset Securitization Corp. Series 1997-D5, Class A1
           450,000            6.66                   02/14/2041                      467,505
  CIT RV Trust Series 1995-B, Class A
           174,410            6.50                   04/15/2011                      175,711
  Citibank Credit Card Master Trust I Series 1998-3, Class A
         1,000,000            5.80                   02/07/2005                    1,012,500
  EQCC Home Equity Loan Trust Series 1997-3, Class A(d)
           539,504            5.58                   11/15/2028                      539,169
  Fingerhut Master Trust Series 1998-2, Class A
         1,000,000            6.23                   02/15/2007                    1,032,560
  First USA Credit Card Master Trust Series 1997-6, Class A
           900,000            6.42                   03/17/2005                      931,500
  General Motors Acceptance Corp. Series 1997-C1, Class A
           450,000            6.85                   09/15/2006                      471,519
  Mid State Trust, Series 4, Class A
         1,280,450            8.33                   04/01/2030                    1,402,016
  Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
           650,000            7.46                   05/15/2006                      684,392
  Nissan Auto Receivables Series 1995-A, Class A
           468,872            6.10                   08/15/2001                      469,604
  UCFC Home Equity Loan Trust Series 1997-D, Class A8(d)
           743,293            5.63                   12/15/2027                      741,667
 -------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (COST $12,151,871)                                                            $ 12,452,743
 -------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                GOLDMAN SACHS GLOBAL INCOME FUND


   PRINCIPAL            INTEREST                    MATURITY
   AMOUNT(A)              RATE                        DATe                             VALUE
  CORPORATE BONDS - 13.4%
  360 Communications Co.
  USD 300,000             7.12%                    03/01/2003                   $     319,860
  Ameritech Capital Funding
    4,000,000             5.88                     02/19/2003                       4,120,000
  Ametek, Inc.
      130,000             7.20                     07/15/2008                         131,650
  Associates Corp. of North America
      750,000             5.75                     11/01/2003                         752,948
  BankAmerica Corp.
      900,000             7.75                     07/15/2002                         957,429
  Bayerische Landesbank Girozent
    4,500,000             6.63                     06/25/2007                       4,843,710
  Beneficial Corp.
      500,000             6.43                     04/10/2002                         511,015
  Cable & Wireless Communications
      260,000             6.38                     03/06/2003                         265,054
  Capital One Bank
      275,000             6.39                     03/05/2001                         276,009
      400,000             6.40                     05/08/2003                         396,876
  CE Electric UK Funding Co.(c)
      180,000             6.85                     12/30/2004                         188,517
  Chelsea GCA Realty
      250,000             7.75                     01/26/2001                         241,160
  Comdisco, Inc.
      450,000             6.13                     01/15/2003                         455,535
  Continental Airlines, Inc.
      315,000             6.54                     09/15/2009                         307,746
  Countrywide Home Loans, Inc.
      450,000             6.45                     02/27/2003                         467,334
      200,000             6.84                     10/22/2004                         212,366
  Developers Diversified Realty
      125,000             6.84                     12/16/2004                         125,016
  Ford Motor Credit Corp.
    5,000,000             6.13                     04/28/2003                       5,128,250
  Hertz Corp.
      250,000             6.00                     01/15/2003                         251,273
  Instituto de Credito Oficial
    3,000,000             6.00                     05/19/2008                       3,149,700
  International Bank for Reconstruction and
  Development
    3,000,000             5.75                     02/06/2008                       3,126,600
  KFW International Finance
    3,000,000             5.75                     01/15/2008                       3,109,800
  Liberty Property LP
      235,000             6.97                     12/11/2003                         252,465
  Long Island Savings Bank
      300,000             7.00                     06/13/2002                         303,450
  Merrill Lynch and Co., Inc.
    3,400,000             6.00                     02/12/2003                       3,445,594
  Nabisco, Inc.
      700,000             6.00                     02/15/2011                         695,485
  Nederlandse Waterschapsbank
    5,000,000             6.13                     02/13/2008                       5,261,055
 --------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                      MATURITY
   AMOUNT(A)               RATE                          DATE                              VALUE
  CORPORATE BONDS - (CONTINUED)
  News America Holdings, Inc.
  USD 175,000              9.25%                      02/01/2013                     $    201,283
       65,000              8.00                       10/17/2016                           68,140
      100,000              7.12                       04/08/2028                           97,498
  Niagara Mohawk Power Corp.
      250,000              6.88                       04/01/2003                          260,143
  Northwest Airlines Corp.
      273,291              7.67                       07/02/2016                          305,143
  Ontario Hydro
    3,000,000              6.10                       01/30/2008                        3,110,880
  Oryx Energy Co.
       40,000             10.00                       06/15/1999                           41,219
      155,000              9.50                       11/01/1999                          159,594
  Owens Corning
      150,000              7.50                       05/01/2005                          153,536
  Panamsat Corp.
      515,000              6.13                       01/15/2005                          518,929
  Paramount Communications
      300,000              7.50                       01/15/2002                          313,863
  Pep Boys - Manny, Moe & Jack
      480,000              6.75                       03/10/2004                          497,770
  Philip Morris Companies, Inc.
      180,000              9.00                       01/01/2001                          193,926
       95,000              6.95                       06/01/2006                           99,476
  Prudential Insurance Company of America
    3,500,000              6.38                       07/23/2006                        3,557,050
  R & B Falcon Corp.
      240,000              6.75                       04/15/2005                          246,612
  RJR Nabisco, Inc.
      190,000              8.00                       07/15/2001                          190,973
  Salomon Smith Barney, Inc.
      655,000              6.46                       08/15/2000                          670,563
  Salton Sea Funding
      295,575              7.02                       05/30/2000                          298,398
  Scotia Pacific Co.(c)
      220,000              6.55                       01/20/2007                          222,682
  Sears Roebuck Acceptance Corp.
      240,000              6.72                       09/17/2003                          251,544
  Simon Property Group, Inc.(c)
      200,000              6.63                       06/15/2003                          195,621
  Tele-Communications, Inc.
      850,000              8.25                       01/15/2003                          938,579
  The Money Store, Inc.
      225,000              7.30                       12/01/2002                          238,775
  Time Warner, Inc.
      450,000              7.95                       02/01/2000                          462,474
      250,000              6.85                       01/15/2026                          258,968
  TKR Cable Inc.
      220,000             10.50                       10/30/2007                          241,666
  Tyco International Group
      260,000              5.88                       11/01/2004                          259,165
      190,000              6.38                       06/15/2005                          194,904
 ------------------------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 1998

    PRINCIPAL             INTEREST                    MATURITY
    AMOUNT(A)               RATE                        DATE                            VALUE
  CORPORATE BONDS - (CONTINUED)
  Videotron Group Ltd.
  USD   165,000            10.63%                    02/15/2005                   $    177,581
  Williams Communications Solutions, Inc.
        390,000             6.13                     02/15/2002                        394,267
  Worldcom, Inc.
        340,000             6.13                     08/15/2001                        346,375
        350,000             9.38                     01/15/2004                        364,151
        120,000             6.40                     08/15/2005                        124,925
 ---------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $53,476,453)                                                              $ 54,952,570
 ---------------------------------------------------------------------------------------------
  MORTGAGE BACKED OBLIGATIONS - 4.3%
  Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2
  USD 1,400,000             6.60%                    11/19/2007                   $  1,455,734
  CMC Securities Corp. IV 1997-2, Class IA13
      2,450,000             6.60                     11/25/2027                      2,458,404
  Country Wide Funding Corp. Series 1994-2, Class A
      1,000,000             6.50                     02/25/2009                      1,044,680
  Country Wide Funding Corp. Series 1994-I, Class A
      2,000,000             6.25                     07/25/2009                      2,009,360
  FHLMC Series 1522, Class E
      2,000,000             5.00                     10/15/2020                      1,984,360
  General Electric Capital Mortgage Services Series 1994-2, Class A(d)
        564,879             5.46                     01/25/2009                        544,171
        968,367             6.31                     01/25/2009                        986,214
  Government National Mortgage Association (GNMA)
        214,244             9.00                     03/15/2005                        228,470
        170,268             9.00                     02/15/2006                        181,639
        548,958             9.00                     02/15/2010                        571,948
        893,160             6.00                     01/15/2011                        903,762
        595,614             7.50                     01/15/2023                        613,477
        120,686             7.50                     04/15/2023                        124,305
         87,543             7.50                     05/15/2023                         90,168
        687,953             7.00                     07/15/2023                        704,506
        670,791             7.00                     08/15/2023                        686,931
        216,126             7.50                     08/15/2023                        222,608
        395,860             7.00                     09/15/2023                        405,384
        499,943             7.00                     10/15/2023                        511,972
        281,844             7.00                     11/15/2023                        288,625
        588,262             7.50                     12/15/2023                        605,904
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
        750,000             6.39                     02/15/2030                        802,671
 ---------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (COST $16,991,790)                                                              $ 17,425,293
 ---------------------------------------------------------------------------------------------

    PRINCIPAL                INTEREST                  MATURITY
    AMOUNT(A)                  RATE                      DATE                          VALUE
  U.S. TREASURY OBLIGATIONS - 24.0%
  United States Treasury Bonds
  USD    800,000(b)            8.13%                  08/15/2021                 $  1,082,872
       7,500,000(b)            6.75                   08/15/2026                    8,992,950
       2,000,000               6.50                   11/15/2026                    2,327,820
  United States Treasury Interest-Only Stripped Securities(e)
         200,000               5.05                   02/15/2009                      119,804
         400,000               5.52                   08/15/2014                      169,472
  United States Treasury Notes
       7,700,000               6.63                   07/31/2001                    8,151,143
      13,300,000(b)            7.00                   07/15/2006                   15,315,748
      12,800,000(b)            6.50                   10/15/2006                   14,358,016
       4,600,000               6.63                   05/15/2007                    5,223,162
      35,500,000(b)            5.63                   05/15/2008                   38,267,935
  United States Treasury Principal-Only Stripped Securities(e)
       1,000,000               5.64                   08/15/2017                      351,430
       5,200,000               5.67                   02/15/2019                    1,667,848
       2,760,000               5.67                   05/15/2020                      823,612
       5,600,000               5.47                   08/15/2025                    1,317,792
 --------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $95,577,505)                                                             $ 98,169,604
 --------------------------------------------------------------------------------------------
  SHORT-TERM OBLIGATIONS - 5.6%
  State Street Bank & Trust Euro-Time Deposit(b)
  USD 22,805,457               5.63%                  11/02/1998                 $ 22,805,457
 --------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (COST $22,805,457)                                                             $ 22,805,457
 --------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $387,736,953)(F)                                                         $404,170,628
 --------------------------------------------------------------------------------------------

 Futures contracts open at October 31, 1998 are as follows:

                                 NUMBER OF
                                  CONTRACTS      SETTLEMENT   UNREALIZED
  TYPE                         LONG (SHORT)(G)     MONTH      GAIN (LOSS)
 ------------------------------------------------------------------------
  Euro Dollars                         6       June 1999       $ 13,575
  Euro Dollars                         5       September 1999    12,125
  Euro Dollars                         7       March 2000        (4,112)
  Euro Dollars                         7       June 2000          1,487
  5 Year U.S. Treasury Notes          10       December 1998     (9,532)
  10 Year U.S. Treasury Notes        (19)      December 1998    (58,250)
  20 Year Long Term Bond              79       December 1998    225,571
 ------------------------------------------------------------------------
                                                               $180,864
 ------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                GOLDMAN SACHS GLOBAL INCOME FUND


 -------------------------------
  FEDERAL INCOME
  TAX INFORMATION:
  Gross unrealized
   gain for invest-
   ments in which
   value exceeds
   cost             $17,008,304
  Gross unrealized
   loss for invest-
   ments in which
   cost exceeds
   value               (574,629)
 -------------------------------
  Net unrealized
   loss             $16,433,675
 -------------------------------


 (a) The principal amount of each security is stated in the currency in which the bond is denominated. See below.

 BPS = British Pound Sterling             ITL = Italian Lira
 CAD = Canadian Dollar                    JPY = Japanese Yen
 DKK = Danish Krone                       ESP = Spanish Peseta
 DEM = Deutschemark                       SEK = Swedish Krona
 FRF = French Franc                       USD = United States Dollar

 (b) Portions of these securities are being segregated for open futures contracts and futures margin requirements.
 (c) Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of the Rule 144A securities amounted to $1,881,242 as of October 31, 1998.
 (d) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1998.
 (e) The interest rate disclosed for these securities represents effective yield to maturity.
 (f) The amount stated also represents the aggregate cost for federal income tax purposes.
 (g) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $35,800,000 and $19,587,951, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Assets and Liabilities
October 31, 1998

                                                              ADJUSTABLE RATE
                                                              GOVERNMENT FUND

 ASSETS:

  Investment in securities, at value (identified cost
  $502,845,894, $223,655,691, $143,359,293, $299,868,669 and
  $387,736,953)                                                  $497,752,353
  Cash, at value                                                        4,381
  Receivables:
   Investment securities sold                                         718,061
   Interest, at value                                               6,268,327
   Fund shares sold                                                16,559,494
   Forward foreign currency exchange contracts                             --
   Variation margin                                                        --
  Deferred organization expenses, net                                      --
  Other assets                                                         69,531
 -----------------------------------------------------------------------------
  TOTAL ASSETS                                                    521,372,147
 -----------------------------------------------------------------------------

 LIABILITIES:

  Due to Bank                                                              --
  Payables:
   Investment securities purchased                                 10,141,083
   Income distribution                                              1,089,533
   Fund shares repurchased                                            865,411
   Amounts owed to affiliates                                         217,022
   Forward foreign currency exchange contracts                             --
   Variation margin                                                   156,937
  Forward sale contract, at value                                          --
  Accrued expenses and other liabilities                               70,950
 -----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                12,540,936
 -----------------------------------------------------------------------------

 NET ASSETS:

  Paid-in capital                                                 565,695,928
  Accumulated undistributed (distributions in excess of) net
  investment income                                                (3,550,919)
  Accumulated undistributed net realized gain (loss) on
  investment, options, futures and foreign currency related
  transactions                                                    (49,027,871)
  Net unrealized gain (loss) on investments, futures and
  translation of assets and liabilities denominated in
  foreign currencies                                               (4,285,927)
 -----------------------------------------------------------------------------
  NET ASSETS                                                     $508,831,211
 -----------------------------------------------------------------------------
  Net asset value per share:(a)
  Class A                                                               $9.69
  Class B                                                                  --
  Class C                                                                  --
  Institutional                                                         $9.70
  Administration                                                        $9.70
  Service                                                               $9.70
 -----------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                           6,272,861
  Class B                                                                  --
  Class C                                                                  --
  Institutional                                                    45,502,280
  Administration                                                      618,625
  Service                                                              84,772
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited
  number of shares authorized)                                     52,478,538
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $9.84 (NAV per share plus maximum sales charge of 1.5%), $10.11 (NAV per share plus maximum sales charge of 2.0%), $15.61 (NAV per share plus maximum sales charge of 4.5%), $10.73 (NAV per share plus maximum sales charge of 4.5%) and $16.39 (NAV per share plus maximum sales charge of 4.5%) for Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   SHORT DURATION           GOVERNMENT                CORE FIXED                   GLOBAL
  GOVERNMENT FUND          INCOME FUND               INCOME FUND              INCOME FUND


     $224,897,584         $145,463,981              $303,783,462             $404,170,628
           94,277               19,853                        --                  204,705
           75,409            7,877,876                12,914,221                9,752,514
        2,444,400              895,776                 2,729,419                8,208,935
        6,006,143              398,856                 1,014,701                8,228,277
               --                   --                        --                1,802,980
               --                   --                        --                   30,022
               --                   --                     4,362                       --
           99,962               95,140                   161,772                  149,840
 ----------------------------------------------------------------------------------------
      233,617,775          154,751,482               320,607,937              432,547,901
 ----------------------------------------------------------------------------------------


               --                   --                   444,433                       --
        7,158,411           21,805,685                33,295,853               17,578,658
          302,565              115,033                   491,528                   11,496
          421,340              935,911                   142,604                  352,593
          142,448              143,286                   144,749                  371,388
               --                   --                        --                4,943,283
          131,406              129,916                   127,839                       --
               --            2,118,104                 3,058,336                       --
           82,052               80,358                   103,824                  113,018
 ----------------------------------------------------------------------------------------
        8,238,222           25,328,293                37,809,166               23,370,436
 ----------------------------------------------------------------------------------------


      237,352,470          124,893,318               274,980,654              380,662,043
          567,164             (202,850)                       --                4,880,723
      (14,898,587)           2,431,368                 3,320,362                9,205,494
        2,358,506            2,301,353                 4,497,755               14,429,205
 ----------------------------------------------------------------------------------------
     $225,379,553         $129,423,189              $282,798,771             $409,177,465
 ----------------------------------------------------------------------------------------
            $9.91               $14.91                    $10.25                   $15.65
            $9.88               $14.92                    $10.28                   $15.63
            $9.88               $14.91                    $10.28                   $15.60
            $9.90               $14.90                    $10.28                   $15.64
            $9.91                   --                    $10.27                      --
            $9.89               $14.88                    $10.28                   $15.64
 ----------------------------------------------------------------------------------------
        5,726,272            6,777,371                 5,487,732               13,885,248
          508,361            1,080,648                   701,054                  520,616
          458,229              646,476                   543,267                  262,123
       14,705,273              177,318                19,045,777               11,411,638
          742,127                  --                  1,240,570                       --
          630,425                  112                   511,939                   67,640
 ----------------------------------------------------------------------------------------
       22,770,687            8,681,925                27,530,339               26,147,265
 ----------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Operations
For the Year Ended October 31, 1998

                                                  ADJUSTABLE RATE
                                                  GOVERNMENT FUND
  INVESTMENT INCOME:
  Interest(a)                                         $30,500,158
 -----------------------------------------------------------------------------
  TOTAL INCOME                                         30,500,158
 -----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                       1,980,544
  Distribution and service fees(b)                        217,577
  Transfer agent fees                                     229,368
  Custodian fees                                          118,369
  Registration fees                                        57,272
  Professional fees                                        58,806
  Trustee fees                                              6,432
  Administration share fees                                10,895
  Service share fees                                        2,702
  Amortization of deferred organization expenses               --
  Other                                                   191,398
 -----------------------------------------------------------------------------
  TOTAL EXPENSES                                        2,873,363
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by
  Goldman Sachs                                          (124,935)
 -----------------------------------------------------------------------------
  NET EXPENSES                                          2,748,428
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                27,751,730
 -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT, FUTURES AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
  Investment transactions                                 103,747
  Futures transactions                                 (1,536,545)
  Foreign currency related transactions                        --
  Net change in unrealized gain (loss) on:
  Investments                                          (8,168,671)
  Futures                                               1,241,567
  Translation of assets and liabilities
  denominated in foreign currencies                            --
 -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT, FUTURES AND FOREIGN CURRENCY
  TRANSACTIONS:                                        (8,359,902)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          $19,391,828
 -----------------------------------------------------------------------------

 (a) Net of $2,706 and $32,585 in foreign withholding tax for the Core Fixed Income and Global Income Funds, respectively.
 (b) Class A, Class B and Class C of the following funds had distribution and services fees of:
  Adjustable Rate Government Fund -- $217,577 for class A only.
  Short Duration Government Fund -- $111,382, $23,889 and $18,510, respectively.
  Government Income Fund -- $462,183, $119,856 and $37,728, respectively. Core Fixed Income Fund -- $152,462, $31,187 and $30,651, respectively. Global Income Fund -- $902,695, $54,794 and $22,140, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   SHORT DURATION          GOVERNMENT               CORE FIXED                   GLOBAL
  GOVERNMENT FUND         INCOME FUND              INCOME FUND              INCOME FUND

      $10,605,385          $7,259,007              $11,986,716              $17,529,866
 ---------------------------------------------------------------------------------------
       10,605,385           7,259,007               11,986,716               17,529,866
 ---------------------------------------------------------------------------------------
          807,888             747,673                  750,536                2,613,060
          153,781             619,767                  214,300                  979,629
          191,462             189,925                  211,200                  378,171
           90,250             104,410                  131,433                  214,328
          100,705              81,231                  109,950                  103,600
           56,023              52,852                   53,898                   66,174
            5,893               5,915                    5,804                    5,614
           10,828                  --                    5,460                       --
           23,540                  --                   39,455                      885
               --               5,201                   24,495                       --
          107,890              60,817                   73,727                   73,521
 ---------------------------------------------------------------------------------------
        1,548,260           1,867,791                1,620,258                4,434,982
 ---------------------------------------------------------------------------------------
         (555,828)           (843,878)                (555,918)              (1,244,867)
 ---------------------------------------------------------------------------------------
          992,432           1,023,913                1,064,340                3,190,115
 ---------------------------------------------------------------------------------------
        9,612,953           6,235,094               10,922,376               14,339,751
 ---------------------------------------------------------------------------------------

          822,488           2,347,325                3,616,346               11,911,240
       (1,182,898)            374,866                  214,664                  468,362
               --                  --                   57,117               (8,799,445)
           55,613             649,663                1,637,958               12,207,707
        1,157,810             137,832                  489,714                  180,864
               --                  --                       17                2,383,424
 ---------------------------------------------------------------------------------------
          853,013           3,509,686                6,015,816               18,352,152
 ---------------------------------------------------------------------------------------
      $10,465,966          $9,744,780              $16,938,192              $32,691,903
 ---------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1998

                                                                   ADJUSTABLE
                                                                         RATE
                                                                   GOVERNMENT
                                                                         FUND
  FROM OPERATIONS:
  Net investment income                                         $  27,751,730
  Net realized gain (loss) on investment, futures and foreign
   currency related transactions                                   (1,432,798)
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                              (6,927,104)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             19,391,828
 -----------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
   Class A shares                                                  (2,487,566)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                           (25,001,833)
   Administration shares                                             (234,475)
   Service shares                                                     (27,856)
  In excess of net investment income
   Class A shares                                                     (98,798)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                              (992,993)
   Administration shares                                               (9,313)
   Service shares                                                      (1,106)
  From net realized gain on investment, futures and foreign
   currency transactions
   Class A shares                                                          --
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                                    --
   Administration shares                                                   --
   Service shares                                                          --
 -----------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (28,853,940)
 -----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                               480,828,950
  Reinvestment of dividends and distributions                      20,351,273
  Cost of shares repurchased                                     (492,929,797)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS      8,250,426
 -----------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                        (1,211,686)
 -----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                               510,042,897
 -----------------------------------------------------------------------------
  End of year                                                   $ 508,831,211
 -----------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME                                            $  (3,550,919)
 -----------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   SHORT DURATION          GOVERNMENT             CORE FIXED                 GLOBAL
  GOVERNMENT FUND         INCOME FUND            INCOME FUND            INCOME FUND
   $   9,612,953        $   6,235,094          $  10,922,376          $  14,339,751
        (360,410)           2,722,191              3,888,127              3,580,157
       1,213,423              787,495              2,127,689             14,771,995
 -----------------------------------------------------------------------------------
      10,465,966            9,744,780             16,938,192             32,691,903
 -----------------------------------------------------------------------------------
      (1,420,203)          (5,471,980)            (1,853,415)           (11,773,305)
        (124,011)            (589,599)              (152,279)              (310,470)
         (88,564)            (181,328)              (150,232)              (116,153)
      (7,578,309)            (126,383)            (8,016,713)            (6,720,480)
        (270,953)                  --               (664,748)                    --
        (265,819)                (114)              (176,911)               (25,498)
              --             (316,755)               (75,186)                    --
              --              (34,130)                (6,177)                    --
              --              (10,497)                (6,094)                    --
              --               (7,316)              (325,203)                    --
              --                   --                (26,966)                    --
              --                   (7)                (7,176)                    --
              --             (336,409)               (84,830)              (628,833)
              --              (41,187)                (8,016)               (15,200)
              --               (9,732)                (4,098)                (4,258)
              --               (8,246)              (459,667)              (240,253)
              --                   --                (51,390)                    --
              --                   (7)               (10,588)                  (604)
 -----------------------------------------------------------------------------------
      (9,747,859)          (7,133,690)           (12,079,689)           (19,835,054)
 -----------------------------------------------------------------------------------
     301,176,652          174,396,555            274,106,821            254,174,010
       6,473,398            5,523,470              8,519,118             13,914,727
    (201,542,539)        (133,099,760)          (102,188,552)          (103,905,121)
 -----------------------------------------------------------------------------------
     106,107,511           46,820,265            180,437,387            164,183,616
 -----------------------------------------------------------------------------------
     106,825,618           49,431,355            185,295,890            177,040,465
 -----------------------------------------------------------------------------------
     118,553,935           79,991,834             97,502,881            232,137,000
 -----------------------------------------------------------------------------------
   $ 225,379,553        $ 129,423,189          $ 282,798,771          $ 409,177,465
 -----------------------------------------------------------------------------------
   $     567,164        $    (202,850)         $          --          $   4,880,723
 -----------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1997


                                                                   ADJUSTABLE
                                                                         RATE
                                                                   GOVERNMENT
                                                                         FUND
  FROM OPERATIONS:
  Net investment income                                         $  34,206,530
  Net realized gain from investment and foreign currency
   related transactions                                                76,946
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                               3,259,059
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             37,542,535
 -----------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
   Class A                                                         (1,858,740)
   Class B                                                                 --
   Class C                                                                 --
   Institutional shares                                           (32,067,893)
   Administration shares                                             (222,274)
   Service shares                                                      (3,287)
  Net realized gain on investment transactions
   Class A                                                                 --
   Class B                                                                 --
   Class C                                                                 --
   Institutional shares                                                    --
   Administration shares                                                   --
   Service shares                                                          --
 -----------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (34,152,194)
 -----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                               398,400,844
  Reinvestment of dividends and distributions                      20,070,536
  Cost of shares repurchased                                     (539,487,702)
 -----------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE
   TRANSACTIONS                                                  (121,016,322)
 -----------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                      (117,625,981)
 -----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                                             627,668,878
 -----------------------------------------------------------------------------
  End of period                                                 $ 510,042,897
 -----------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME                                            $  (3,387,447)
 -----------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


                                                                               GLOBAL
   SHORT DURATION          GOVERNMENT              CORE FIXED                  INCOME
  GOVERNMENT FUND         INCOME FUND             INCOME FUND                    FUND
   $  6,770,045          $  3,409,797            $  5,427,639            $ 12,745,232
         45,514               489,671                 732,174              13,556,278
        485,006             1,362,656               1,440,455              (3,996,894)
 -------------------------------------------------------------------------------------
      7,300,565             5,262,124               7,600,268              22,304,616
 -------------------------------------------------------------------------------------
        (85,889)           (3,152,235)               (107,876)             (9,752,023)
        (12,146)             (186,284)                 (7,255)                (74,972)
           (632)               (5,823)                   (778)                 (2,823)
     (6,559,922)               (2,853)             (4,853,239)             (3,332,259)
        (79,521)                   --                (365,897)                     --
       (145,168)                  (20)                (74,035)                 (5,785)
             --              (157,471)                     --                      --
             --                (1,780)                     --                      --
             --                    --                      --                      --
             --                    --                      --                      --
             --                    --                      --                      --
             --                    --                      --                      --
 -------------------------------------------------------------------------------------
     (6,883,278)           (3,506,466)             (5,409,080)            (13,167,862)
 -------------------------------------------------------------------------------------
     61,888,188            69,513,073              38,830,106              56,787,564
      4,611,022             2,614,489               4,813,853               9,138,023
    (50,380,123)          (24,728,808)            (21,476,685)            (96,100,786)
 -------------------------------------------------------------------------------------
     16,119,087            47,398,754              22,167,274             (30,175,199)
 -------------------------------------------------------------------------------------
     16,536,374            49,154,412              24,358,462             (21,038,445)
 -------------------------------------------------------------------------------------
    102,017,561            30,837,422              73,144,419             253,175,445
 -------------------------------------------------------------------------------------
   $118,553,935          $ 79,991,834            $ 97,502,881            $232,137,000
 -------------------------------------------------------------------------------------
   $    693,874          $    134,310            $     91,922            $ 16,021,332
 -------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes Goldman Sachs Adjustable Rate Government Fund (Adjustable Rate Government), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Government Income Fund (Government Income), Goldman Sachs Core Fixed Income Fund (Core Fixed Income) and Goldman Sachs Global Income Fund (Global Income), collectively, "the Funds" or individually a "Fund." Adjustable Rate Government, Short Dura-tion Government, Government Income, and Core Fixed Income are diversified portfolios of the Trust whereas Global Income is a non-diversified portfolio. Adjustable Rate Government offers four classes of shares -- Class A, Institu-tional, Administration and Service. Government Income and Global Income offer five classes of shares -- Class A, Class B, Class C, Institutional and Serv-ice. Short Duration Government and Core Fixed Income offer six classes of shares -- Class A, Class B, Class C, Institutional, Administration and Serv-ice.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Certain reclas-sifications have been made to the prior period's amounts to conform with the current period presentation. Such reclassifications have no effect on previ-ously reported net asset values of the Fund.

 A. INVESTMENT VALUATION -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio secu-rities are calculated using the identified cost basis. Interest income is re-corded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the re-spective securities.
   Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the se-curity with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors avail-able from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market discounts and market premiums on debt secu-rities, other than mortgage backed REMIC securities, are amortized to inter-est income over the life of the security with a corresponding adjustment in the cost basis of that security for Core Fixed Income. Global Income amor-tizes only market discounts on debt securities other than REMIC mortgage backed securities.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 C. FEDERAL TAXES -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax- exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   Adjustable Rate Government and Short Duration Government, at their most re-cent tax year-ends of December 31, 1997, had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                                                                 YEARS OF
 FUND                                       AMOUNT                              EXPIRATION
 -----------------------------------------------------------------------------------------
 Adjustable Rate Government               $47,859,000                            2000-2004
 -----------------------------------------------------------------------------------------
 Short Duration Government                $14,280,000                            2002-2005
 -----------------------------------------------------------------------------------------

 D. EXPENSES -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and service plans. Share-holders of Service and Administration shares bear all expenses and fees paid to service organizations for their services with respect to such shares. Ef-fective October 1, 1998, each class of shares of the Funds now separately bear their respective class-specific transfer agency fees.

 E. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years. The amortiza-tion costs of Adjustable Rate Government, Short Duration Government, Government Income and Global Income are fully amortized.

 F. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and sale of investments; (ii) gains and losses be-tween trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the differ-ence between amounts of interest recorded and the amounts actually received.

 G. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Core Fixed Income and Global Income may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a fu-ture date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

 the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds' financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 H. FUTURES CONTRACTS -- The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income and Global Income) or to seek to in-crease total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

 I. OPTION ACCOUNTING PRINCIPLES -- When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds en-ter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a pur-chased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

 J. MORTGAGE DOLLAR ROLLS -- The Funds may enter into mortgage "dollar rolls" in which the Funds sell securities in the current month for delivery and si-multaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the pur-chase of a security and a separate transaction involving a sale.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 3. AGREEMENTS

 Pursuant to the Investment Management Agreements (the "Agreements"), Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for Adjustable Rate Gov-ernment and Short Duration Government. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the in-vestment adviser for Government Income and Core Fixed Income. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of GSAM, serves as the investment adviser for Global Income. Under the Agreements, the respective adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pur-suant to the Agreements, the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40%, .50%, .65%, .40% and .90% of average daily net as-sets of Adjustable Rate Government, Short Duration Government, Government In-come, Core Fixed Income and Global Income, respectively.
   Each adviser has voluntarily agreed to limit "Other Expenses", with the ex-ception of Adjustable Rate Government, (excluding management fees, distribu-tion and service fees, taxes, interest, brokerage, litigation, Administrative and Service share fees, indemnification costs and other extraordinary ex-penses and with respect to Global Income, transfer agent fees) to the extent that such expenses exceeded .05%, .00%, .05% and .06% of the average daily net assets of Short Duration Government, Government Income, Core Fixed Income and Global Income, respectively. Effective September 1, 1998 for Global In-come and October 1, 1998 for Adjustable Rate Government, Short Duration Gov-ernment, Government Income and Core Fixed Income, these expense limitations were modified to .00%, .05%, .00%, .00% and .10% (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, broker-age, litigation, administration and service share fees, indemnification costs and extraordinary expenses), respectively.
   Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $28,000, $157,000, $212,000, $82,000 and $133,000 for the year ended October 31, 1998 for Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income, respectively.
   The Trust, on behalf of each Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the average daily net assets attributable to Class A, Class B and Class C shares, respec-tively.
   The Trust, on behalf of each Fund, had adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers were compensated for providing personal and account maintenance services. Each Fund paid a fee under the Dealer Service Plan equal, on an an-nual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.
   Effective September 1, 1998 for Global Income and October 1, 1998 for Ad-justable Rate Government, Short Duration Government, Government Income and Core Fixed Income, the Distribution Plans and Dealer Service Plans were com-bined into Distribution and Service plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each fund for distribution services and shareholder maintenance equal, on an annual basis, to .50%, 1.00% and 1.00% for Global Income and .25%, 1.00% and 1.00% of each of the other funds' average daily net assets attrib-utable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as Transfer Agent of the Funds for a fee. Effec-tive September 1, 1998 for Global Income and October 1, 1998 for Adjustable Rate Government, Short Duration Government, Government Income and Core Fixed Income, the fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

 follows: .19% of average daily net assets for Class A, Class B and Class C shares and .04% of average daily net assets for Institutional, Service and Administration Shares.
   The Trust, on behalf of the Funds, has adopted Service Plans. In addition, the Trust, on behalf of Adjustable Rate Government, Short Duration Government and Core Fixed Income, has adopted Administration Plans. These plans allow for Service shares and Administration shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service and Administration Plans provide for compensation to the service organizations in an amount up to .50% and .25% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.
   For the year ended October 31, 1998, the advisors and distributor have vol-untarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                                  WAIVERS
                    ------------------------------------
                                 CLASS A      CLASS B
                               DISTRIBUTION DISTRIBUTION               REIMBURSEMENT
 FUND               MANAGEMENT AND SERVICE  AND SERVICE  REIMBURSEMENT  OUTSTANDING
 -----------------------------------------------------------------------------------
 Adjustable
Rate Govern-
ment                      $ --         $103          $--          $ 22          $ 22
 -----------------------------------------------------------------------------------
 Short Dura-
tion Govern-
ment                        42           50            4           460            99
 -----------------------------------------------------------------------------------
 Government
Income                     152          219           --           473            78
 -----------------------------------------------------------------------------------
 Core Fixed
Income                      --           70           --           486           141
 -----------------------------------------------------------------------------------
 Global In-
come                       861           58           --           326           148
 -----------------------------------------------------------------------------------

   At October 31, 1998, the amounts owed to affiliates were as follows (in thousands):

                                              DISTRIBUTION     TRANSFER
 FUND                          MANAGEMENT     AND SERVICE       AGENT       TOTAL
 --------------------------------------------------------------------------------
 Adjustable Rate Government          $177              $12          $28      $217
 --------------------------------------------------------------------------------
 Short Duration Government             95               20           27       142
 --------------------------------------------------------------------------------
 Government Income                     64               45           34       143
 --------------------------------------------------------------------------------
 Core Fixed Income                     95               22           28       145
 --------------------------------------------------------------------------------
 Global Income                        216               98           57       371
 --------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 4. PORTFOLIO SECURITY TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1998, were as follows:

                                                    SALES OR     SALES OR MATURITIES
              PURCHASES OF        PURCHASES       MATURITIES OF      (EXCLUDING
             U.S. GOVERNMENT     (EXCLUDING      U.S. GOVERNMENT U.S. GOVERNMENT AND
               AND AGENCY    U.S. GOVERNMENT AND   AND AGENCY          AGENCY
               OBLIGATIONS   AGENCY OBLIGATIONS)   OBLIGATIONS      OBLIGATIONS)
 -----------------------------------------------------------------------------------
 Adjustable
Rate Gov-
ernment         $175,786,143        $         --    $154,710,424        $         --
 -----------------------------------------------------------------------------------
 Short Du-
ration Gov-
ernment          305,220,351                  --     188,067,941                  --
 -----------------------------------------------------------------------------------
 Government
Income           380,017,030          23,234,953     343,576,248           5,799,796
 -----------------------------------------------------------------------------------
 Core Fixed
Income           521,496,377         156,943,148     428,086,652          67,496,063
 -----------------------------------------------------------------------------------
 Global In-
come             200,935,755         567,499,157     134,428,516         490,054,826
 -----------------------------------------------------------------------------------

   At October 31, 1998, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

  FOREIGN CURRENCY                     VALUE ON                   UNREALIZED
  PURCHASE CONTRACTS                SETTLEMENT DATE CURRENT VALUE GAIN (LOSS)
 -----------------------------------------------------------------------------
  Australian Dollar
   expiring 11/20/98                   $    200,114  $    202,016 $     1,902
  Deutsche Mark
   expiring 11/10/98                        159,316       173,595      14,279
   expiring 1/29/99                       5,731,566     5,700,981     (30,585)
 -----------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY PURCHASE
  CONTRACTS                            $  6,090,996  $  6,076,592 $   (14,404)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
  FOREIGN CURRENCY                     VALUE ON                   UNREALIZED
  SALE CONTRACTS                    SETTLEMENT DATE CURRENT VALUE GAIN (LOSS)
 -----------------------------------------------------------------------------
  British Pound
   expiring 1/29/99                    $ 52,117,193  $ 51,337,748 $   779,445
   expiring 1/29/99                      12,806,986    12,824,173     (17,187)
  Canadian Dollar
   expiring 11/20/98                      8,514,767     8,444,199      70,568
  Danish Kroner
   expiring 1/13/99                      28,023,165    27,793,076     230,089
  Deutsche Mark
   expiring 12/4/98                       4,097,113     4,196,298     (99,185)
   expiring 1/22/99                       2,542,895     2,521,022      21,873
   expiring 1/25/99                       4,703,312     4,714,684     (11,372)
   expiring 1/25/99                       5,694,778     5,682,105      12,673
  French Franc
   expiring 1/14/99                       6,595,663     6,512,727      82,936
  Italian Lira
   expiring 11/13/98                     24,352,416    26,131,764  (1,779,348)
  Japanese Yen
   expiring 12/4/98                         686,226       790,350    (104,124)
   expiring 2/10/99                      25,373,876    25,644,571    (270,695)
  Spanish Peseta
   expiring 12/10/98                      9,333,401     9,743,034    (409,633)
  Swedish Krona
   expiring 1/22/99                       1,743,193     1,743,792        (599)
  Swiss Franc
   expiring 11/17/98                      8,486,072     9,362,582    (876,510)
   expiring 11/17/98                        151,092       150,086       1,006
 -----------------------------------------------------------------------------
  TOTAL FOREIGN CURRENCY SALE CON-
  TRACTS                               $195,222,148  $197,592,211 $(2,370,063)
 -----------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1998, Global Income had sufficient cash and/or securities to cover any com-mitments under these contracts.
   Global Income has recorded a "Receivable for forward foreign currency ex-change contracts" and "Payable for forward foreign currency exchange con-tracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,802,980 and $4,943,283, respectively, in the accompanying Statement of Assets and Liabilities. Included in the Global Income "Receivable and Payable for forward foreign currency exchange con-tracts" are $588,209 and $1,344,045, respectively, related to forward con-tracts closed but not settled as of October 31, 1998.
   For the year ended October 31, 1998, Adjustable Rate Government, Short Du-ration Government, Government Income, Core Fixed Income and Global Income in-curred commission expenses of approximately $54,000, $26,000, $8,000, $9,000 and $8,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1998, Goldman Sachs was owed approximately $157,000, $131,000, $130,000 and $128,000 from Adjustable Rate Government,
 Short Duration Government, Government Income and Core Fixed Income, respec-tively, related to variation margin on futures contracts. Goldman Sachs owed approximately $30,000 to Global Income related to variation margin on futures contracts.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSFM, GSAMI and GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At October 31, 1998, Adjustable Rate Government, Short Duration Government, Government Income and Core Fixed Income had undivided interests in the repur-chase agreements in the following joint account which equaled $43,700,000, $6,400,000, $14,600,000 and $22,300,000, respectively, in principal amount.
 At October 31, 1998, the following repurchase agreements held in this joint account were fully collateralized by U.S. Treasury and agency obligations.

                                         PRINCIPAL   INTEREST   MATURITY    AMORTIZED
 REPURCHASE AGREEMENTS                     AMOUNT      RATE       DATE         COST
 ---------------------------------------------------------------------------------------
 CS FIRST BOSTON CORP.                  $ 25,000,000     5.50% 11/02/1998 $   25,000,000
 ---------------------------------------------------------------------------------------
 NATIONSBANC MONTGOMERY SECURITIES LLC   800,000,000     5.65  11/02/1998    800,000,000
 ---------------------------------------------------------------------------------------
 CHASE MANHATTAN BANK                    600,000,000     5.60  11/02/1998    600,000,000
 ---------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                 $1,425,000,000
 ---------------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 7. LINE OF CREDIT FACILITY

 The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most re-strictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended October 31, 1998, the Funds did not have any borrowings under these facilities.

 8. OTHER MATTERS

 As of October 31, 1998, the Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 20% and 15% of the outstanding shares of Short Duration Government and Global Income, respectively. In addi-tion, the Goldman Sachs Balanced Strategy Portfolio was the beneficial owner of approximately 14%, 3% and 1% of the outstanding shares of Short Duration Government, Global Income and High Yield, respectively. The Goldman Sachs Growth and Income Strategy Portfolio was the beneficial owner of approxi-mately 19%, 15% and 5% of the outstanding shares of Core Fixed Income, Global Income and High Yield, respectively. The Goldman Sachs Growth Strategy Port-folio was the beneficial owner of approximately 6%, 4% and 2% of Core Fixed Income, Global Income and High Yield, respectively.

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, Adjustable Rate Government has reclassified $938,738 and $1,410,151 from paid-in capital to accumulated dis-tributions in excess of net investment income and accumulated net realized loss, respectively. Short Duration Government has reclassified $33,684 and $8,196 to paid-in capital and accumulated undistributed net investment in-come, respectively, from accumulated net realized loss. Government Income has reclassified $1,659 from paid-in capital to accumulated distributions in ex-cess of net investment income and an additional $164,196 and $15,707 from ac-cumulated net realized gain to accumulated distributions in excess of net investment income and paid-in capital, respectively. Core Fixed Income has reclassified $24,095 and $444,061 from paid-in capital and accumulated net realized gain, respectively, to accumulated distributions in excess of net investment income. In addition, Core Fixed Income has reclassified $2,294 and $19,060 from accumulated distributions in excess of net investment income to paid-in capital and accumulated net realized gain, respectively. Global In-come has reclassified $6,564,667 from accumulated undistributed net invest-ment income to accumulated net realized gain and an additional $30,213 and $726,330 from paid-in capital to accumulated undistributed net investment in-come and accumulated net realized gain, respectively.

 These reclassifications have no impact on the net asset value of the Funds and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1998 is as follows:

                              ADJUSTABLE RATE
                                GOVERNMENT           SHORT DURATION GOVERNMENT
                          ------------------------------------------------------
                              SHARES        DOLLARS       SHARES        DOLLARS
 -------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold              19,932,653  $ 194,697,319   16,985,961  $ 167,624,322
 Reinvestments of divi-
dends and distributions      604,097      5,945,679      120,111      1,185,808
 Shares repurchased      (18,654,663)  (182,295,231) (12,340,018)  (121,740,352)
                          ------------------------------------------------------
                           1,882,087     18,347,767    4,766,054     47,069,778
 -------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                      --             --      603,049      5,943,625
 Reinvestments of divi-
dends and distributions           --             --        7,568         74,540
 Shares repurchased               --             --     (177,997)    (1,755,511)
                          ------------------------------------------------------
                                  --             --      432,620      4,262,654
 -------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                      --             --    2,838,549     27,966,526
 Reinvestments of divi-
dends and distributions           --             --        4,686         46,150
 Shares repurchased               --             --   (2,404,324)   (23,689,726)
                          ------------------------------------------------------
                                  --             --      438,911      4,322,950
 -------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold              28,576,509    280,382,576    8,996,219     88,597,711
 Reinvestments of divi-
dends and distributions    1,450,779     14,219,494      476,030      4,685,919
 Shares repurchased      (31,436,222)  (308,484,524)  (5,282,160)   (51,951,739)
                          ------------------------------------------------------
                          (1,408,934)   (13,882,454)   4,190,089     41,331,891
 -------------------------------------------------------------------------------
 ADMINISTRATION SHARES
 Shares sold                 526,967      5,168,122      643,992      6,337,403
 Reinvestments of divi-
dends and distributions       16,347        159,947       21,813        215,247
 Shares repurchased         (207,333)    (2,030,808)     (30,888)      (304,789)
                          ------------------------------------------------------
                             335,981      3,297,261      634,917      6,247,861
 -------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                  59,251        580,933      478,854      4,707,065
 Reinvestments of divi-
dends and distributions        2,671         26,153       26,999        265,734
 Shares repurchased          (12,170)      (119,234)    (213,862)    (2,100,422)
                          ------------------------------------------------------
                              49,752        487,852      291,991      2,872,377
 -------------------------------------------------------------------------------
 NET INCREASE                858,886  $   8,250,426   10,754,582  $ 106,107,511
 -------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS



       GOVERNMENT INCOME          CORE FIXED INCOME           GLOBAL INCOME
 ---------------------------------------------------------------------------------
        SHARES        DOLLARS      SHARES       DOLLARS      SHARES       DOLLARS
 ---------------------------------------------------------------------------------
   10,117,601   $ 148,936,815   8,313,076  $ 84,205,066   6,208,388  $ 94,795,767
      317,568       4,667,254     192,581     1,951,173     644,423     9,725,285
   (8,375,782)   (123,588,302) (3,945,813)  (40,108,401) (4,034,417)  (61,329,954)
 ---------------------------------------------------------------------------------
    2,059,387      30,015,767   4,559,844    46,047,838   2,818,394    43,191,098
 ---------------------------------------------------------------------------------
      988,916      14,582,947     762,323     7,750,260     358,077     5,463,974
       36,689         539,851      10,510       106,863      16,608       250,647
     (495,310)     (7,326,615)   (133,282)   (1,356,868)    (83,968)   (1,277,096)
 ---------------------------------------------------------------------------------
      530,295       7,796,183     639,551     6,500,255     290,717     4,437,525
 ---------------------------------------------------------------------------------
      695,338      10,239,137     641,726     6,499,362     284,497     4,320,887
       12,307         181,980      10,040       102,303       6,328        95,885
     (143,057)     (2,112,718)   (135,503)   (1,377,439)    (61,616)     (932,193)
 ---------------------------------------------------------------------------------
      564,588       8,308,399     516,263     5,224,226     229,209     3,484,579
 ---------------------------------------------------------------------------------
       43,336         637,656  16,206,866   163,978,142   9,752,852   148,646,615
        9,140         134,281     558,960     5,664,936     252,867     3,816,828
       (4,930)        (72,125) (5,578,137)  (56,603,166) (2,632,348)  (40,270,900)
 ---------------------------------------------------------------------------------
       47,546         699,812  11,187,689   113,039,912   7,373,371   112,192,543
 ---------------------------------------------------------------------------------
           --              --     779,791     7,866,673          --            --
           --              --      49,361       499,933          --            --
           --              --    (201,424)   (2,053,871)         --            --
 ---------------------------------------------------------------------------------
           --              --     627,728     6,312,735          --            --
 ---------------------------------------------------------------------------------
           --              --     375,085     3,807,318      62,146       946,767
            7             104      19,089       193,910       1,707        26,082
           --              --     (67,401)     (688,807)     (6,198)      (94,978)
 ---------------------------------------------------------------------------------
            7             104     326,773     3,312,421      57,655       877,871
 ---------------------------------------------------------------------------------
    3,201,823   $  46,820,265  17,857,848  $180,437,387  10,769,346  $164,183,616
 ---------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1998

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1997 is as follows:

                               ADJUSTABLE RATE            SHORT DURATION
                                 GOVERNMENT                 GOVERNMENT
                         ------------------------------------------------------
                               SHARES        DOLLARS      SHARES       DOLLARS
 ------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                7,590,281  $  74,855,744   1,141,319  $ 11,256,436
 Reinvestments of divi-
dends and distributions       194,263      1,918,232       8,343        82,332
 Shares repurchased        (4,485,105)   (44,283,044)   (189,444)   (1,867,761)
                         ------------------------------------------------------
                            3,299,439     32,490,932     960,218     9,471,007
 ------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                       --             --      95,322       934,856
 Reinvestments of divi-
dends and distributions            --             --         449         4,421
 Shares repurchased                --             --     (20,030)     (196,887)
                         ------------------------------------------------------
                                   --             --      75,741       742,390
 ------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                       --             --      21,033       207,264
 Reinvestments of divi-
dends and distributions            --             --          63           625
 Shares repurchased                --             --      (1,778)      (17,517)
                         ------------------------------------------------------
                                   --             --      19,318       190,372
 ------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold               32,562,840    321,007,102   4,524,108    44,408,312
 Reinvestments of divi-
dends and distributions     1,830,181     18,045,430     440,142     4,313,493
 Shares repurchased       (49,889,214)  (491,883,845) (4,617,947)  (45,299,315)
                         ------------------------------------------------------
                          (15,496,193)  (152,831,313)    346,303     3,422,490
 ------------------------------------------------------------------------------
 ADMINISTRATION SHARES
 Shares sold                  209,261      2,063,528     325,429     3,199,356
 Reinvestment of divi-
dends and distributions        10,639        104,909       6,605        64,920
 Shares repurchased          (322,994)    (3,190,328)   (250,361)   (2,471,239)
                         ------------------------------------------------------
                             (103,094)    (1,021,891)     81,673       793,037
 ------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                   48,034        474,470     191,963     1,881,964
 Reinvestment of divi-
dends and distributions           199          1,965      14,820       145,231
 Shares repurchased           (13,213)      (130,485)    (53,841)     (527,404)
                         ------------------------------------------------------
                               35,020        345,950     152,942     1,499,791
 ------------------------------------------------------------------------------
 NET INCREASE (DECREASE)  (12,264,828) $(121,016,322)  1,636,195  $ 16,119,087
 ------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


      GOVERNMENT INCOME          CORE FIXED INCOME           GLOBAL INCOME
 --------------------------------------------------------------------------------
        SHARES       DOLLARS      SHARES       DOLLARS      SHARES       DOLLARS
 --------------------------------------------------------------------------------
    4,037,141   $ 57,488,835   1,104,533  $ 11,020,182   3,015,583  $ 44,585,997
      171,093      2,446,417      10,252       102,270     467,859     6,894,169
   (1,621,717)   (23,201,046)   (186,897)   (1,876,109) (6,086,858)  (89,969,794)
 --------------------------------------------------------------------------------
    2,586,517     36,734,206     927,888     9,246,343  (2,603,416)  (38,489,628)
 --------------------------------------------------------------------------------
      616,145      8,785,642      71,697       712,089     234,541     3,469,609
       11,108        159,730         635         6,353       3,715        55,069
      (93,217)    (1,338,822)    (10,829)     (107,884)    (25,960)     (383,982)
 --------------------------------------------------------------------------------
      534,036      7,606,550      61,503       610,558     212,296     3,140,696
 --------------------------------------------------------------------------------
       94,585      1,365,823      28,196       281,946      39,328       589,195
          379          5,517           8            78         183         2,750
      (13,076)      (188,940)     (1,200)      (12,024)     (6,597)      (98,680)
 --------------------------------------------------------------------------------
       81,888      1,182,400      27,004       270,000      32,914       493,265
 --------------------------------------------------------------------------------
      129,579      1,871,267   1,146,499    11,325,306     520,054     7,743,275
          193          2,806     450,657     4,441,709     148,072     2,180,251
           --             --  (1,051,390)  (10,391,058)   (365,110)   (5,385,751)
 --------------------------------------------------------------------------------
      129,772      1,874,073     545,766     5,375,957     303,016     4,537,775
 --------------------------------------------------------------------------------
           --             --   1,366,455    13,474,489          --            --
           --             --      19,189       189,462          --            --
           --             --    (844,042)   (8,441,000)         --            --
 --------------------------------------------------------------------------------
           --             --     541,602     5,222,951          --            --
 --------------------------------------------------------------------------------
          104          1,506     204,087     2,016,094      27,005       399,488
            1             19       7,480        73,981         390         5,784
           --             --     (65,183)     (648,610)    (17,410)     (262,579)
 --------------------------------------------------------------------------------
          105          1,525     146,384     1,441,465       9,985       142,693
 --------------------------------------------------------------------------------
    3,332,318   $ 47,398,754   2,250,147  $ 22,167,274  (2,045,205) $(30,175,199)
 --------------------------------------------------------------------------------

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                    INCOME (LOSS) FROM
                                 INVESTMENT OPERATIONS(A)      DISTRIBUTIONS TO SHAREHOLDERS
                                 -------------------------- ------------------------------------
                                              NET REALIZED
                                             AND UNREALIZED                          FROM NET       NET
                                              GAIN (LOSS)                         REALIZED GAIN   INCREASE
                       NET ASSET             ON INVESTMENT,            IN EXCESS  ON INVESTMENT, (DECREASE)
                       VALUE AT     NET        OPTION AND    FROM NET    OF NET       OPTION       IN NET
                       BEGINNING INVESTMENT     FUTURES     INVESTMENT INVESTMENT  AND FUTURES     ASSET
                       OF PERIOD   INCOME     TRANSACTIONS    INCOME     INCOME    TRANSACTIONS    VALUE
 FOR THE YEARS ENDED OCTOBER 31,
 1998 - Class A Shares  $ 9.88     $0.53         $(0.17)      $(0.53)    $(0.02)       $--         $(0.19)
 1998 - Institutional
 Shares                   9.88      0.55          (0.16)       (0.55)     (0.02)        --          (0.18)
 1998 - Administration
 Shares                   9.88      0.53          (0.16)       (0.53)     (0.02)        --          (0.18)
 1998 - Service Shares    9.88      0.51          (0.16)       (0.51)     (0.02)        --          (0.18)
 ----------------------------------------------------------------------------------------------------------
 1997 - Class A Shares    9.83      0.57(f)        0.05(f)     (0.57)        --         --           0.05
 1997 - Institutional
 Shares                   9.83      0.59(f)        0.05(f)     (0.59)        --         --           0.05
 1997 - Administration
 Shares                   9.83      0.57(f)        0.05(f)     (0.57)        --         --           0.05
 1997 - Service Shares
 (commenced March 27)     9.84      0.33(f)        0.04(f)     (0.33)        --         --           0.04
 ----------------------------------------------------------------------------------------------------------
 1996 - Class A Shares    9.77      0.55(f)        0.08(f)     (0.55)     (0.02)        --           0.06
 1996 - Institutional
 Shares                   9.77      0.57(f)        0.08(f)     (0.57)     (0.02)        --           0.06
 1996 - Administration
 Shares                   9.77      0.55(f)        0.08(f)     (0.55)     (0.02)        --           0.06
 ----------------------------------------------------------------------------------------------------------
 1995 - Class A Shares
 (commenced May 15)       9.79      0.27(f)       (0.01)(f)    (0.27)     (0.01)        --          (0.02)
 1995 - Institutional
 Shares                   9.74      0.56(f)        0.07(f)     (0.57)     (0.03)        --           0.03
 1995 - Administration
 Shares                   9.74      0.54(f)        0.07(f)     (0.55)     (0.03)        --           0.03
 ----------------------------------------------------------------------------------------------------------
 1994 - Institutional
 Shares                  10.00      0.43(f)       (0.24)(f)    (0.45)        --         --          (0.26)
 1994 - Administration
 Shares                  10.00      0.42(f)       (0.26)(f)    (0.42)        --         --          (0.26)
 ----------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
 (f) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

                                                                      RATIOS ASSUMING
                                                                    NO VOLUNTARY WAIVER
                                                                        OF FEES OR
                                                                    EXPENSE LIMITATIONS
                                                                   ---------------------
                                      NET                RATIO OF              RATIO OF
                                    ASSETS    RATIO OF     NET                   NET
  NET ASSET                         AT END      NET     INVESTMENT  RATIO OF  INVESTMENT
    VALUE,               PORTFOLIO    OF      EXPENSES    INCOME    EXPENSES    INCOME
    END OF      TOTAL    TURNOVER   PERIOD   TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
    PERIOD    RETURN(B)   RATE(E)  (IN 000S) NET ASSETS NET ASSETS NET ASSETS NET ASSETS
    $9.69       3.71%      33.64%  $ 60,782     0.80%      5.40%      1.02%      5.18%
     9.70       4.09       33.64    441,228     0.53       5.63       0.53       5.63
     9.70       3.83       33.64      5,999     0.78       5.33       0.78       5.33
     9.70       3.57       33.64        822     1.03       5.09       1.03       5.09
 ---------------------------------------------------------------------------------------
     9.88       6.43       46.58     43,393     0.74       5.60       1.02       5.32
     9.88       6.70       46.58    463,511     0.49       5.99       0.52       5.96
     9.88       6.43       46.58      2,793     0.74       5.73       0.77       5.70
     9.88       3.81(d)    46.58        346     1.05(c)    5.64(c)    1.08(c)    5.61(c)
 ---------------------------------------------------------------------------------------
     9.83       6.60       52.36     10,728     0.70       5.59       1.01       5.28
     9.83       6.86       52.36    613,149     0.45       5.85       0.51       5.79
     9.83       6.60       52.36      3,792     0.70       5.59       0.76       5.53
 ---------------------------------------------------------------------------------------
     9.77       2.74(d)    24.12     15,203     0.69(c)    5.87(c)    1.01(c)    5.55(c)
     9.77       6.75       24.12    657,358     0.46       5.77       0.53       5.70
     9.77       6.48       24.12      3,572     0.71       5.50       0.78       5.43
 ---------------------------------------------------------------------------------------
     9.74       1.88       37.81    942,523     0.46       4.38       0.49       4.35
     9.74       1.63       37.81      6,960     0.71       4.27       0.74       4.24
 ---------------------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       INCOME (LOSS) FROM
                                    INVESTMENT OPERATIONS(A)        DISTRIBUTIONS TO SHAREHOLDERS
                                 ------------------------------- ------------------------------------
                                                NET REALIZED                              FROM NET
                                               AND UNREALIZED                          REALIZED GAIN      NET
                       NET ASSET               GAIN (LOSS) ON               IN EXCESS  ON INVESTMENT,  INCREASE
                       VALUE AT     NET      INVESTMENT,  OPTION  FROM NET    OF NET       OPTION     (DECREASE)
                       BEGINNING INVESTMENT      AND FUTURES     INVESTMENT INVESTMENT  AND FUTURES     IN NET
                       OF PERIOD   INCOME       TRANSACTIONS       INCOME     INCOME    TRANSACTIONS  ASSET VALUE
 FOR THE YEARS ENDED OCTOBER 31,
 1998 - Class A Shares  $ 9.88     $0.57           $ 0.04          $(0.58)     $--         $   --       $ 0.03
 1998 - Class B Shares    9.86      0.51             0.03           (0.52)      --             --         0.02
 1998 - Class C Shares    9.86      0.49             0.03           (0.50)      --             --         0.02
 1998 - Institutional
 Shares                   9.86      0.58             0.06           (0.60)      --             --         0.04
 1998 - Administration
 Shares                   9.89      0.55             0.05           (0.58)      --             --         0.02
 1998 - Service Shares    9.86      0.55             0.04           (0.56)      --             --         0.03
 ----------------------------------------------------------------------------------------------------------------
 1997 - Class A Shares
 (commenced May 1)        9.78      0.31(f)          0.09 (f)       (0.30)      --             --         0.10
 1997 - Class B Shares
 (commenced May 1)        9.75      0.28(f)          0.10 (f)       (0.27)      --             --         0.11
 1997 - Class C Shares
 (commenced May 15)       9.83      0.12(f)          0.02 (f)       (0.11)      --             --         0.03
 1997 - Institutional
 Shares                   9.83      0.64(f)          0.03 (f)       (0.64)      --             --         0.03
 1997 - Administration
 Shares                   9.85      0.62(f)          0.04 (f)       (0.62)      --             --         0.04
 1997 - Service Shares    9.82      0.59(f)          0.04 (f)       (0.59)      --             --         0.04
 ----------------------------------------------------------------------------------------------------------------
 1996 - Institutional
 Shares                   9.82      0.63(f)          0.01 (f)       (0.63)      --             --         0.01
 1996 - Administration
 Shares(g)                9.86      0.38(f)            -- (f)       (0.39)      --             --        (0.01)
 1996 - Service Shares
 (Commenced April 10)     9.72      0.31(f)          0.10 (f)       (0.31)      --             --         0.10
 ----------------------------------------------------------------------------------------------------------------
 1995 - Institutional
 Shares                   9.64      0.66(f)          0.17 (f)       (0.65)      --             --         0.18
 1995 - Administration
 Shares(g)                9.64      0.24(f)         (0.04)(f)       (0.21)      --             --        (0.01)
 ----------------------------------------------------------------------------------------------------------------
 1994 - Institutional
 Shares                  10.14      0.56(f)         (0.46)(f)       (0.56)      --          (0.04)       (0.50)
 1994 - Administration
 Shares                  10.14      0.53(f)         (0.45)(f)       (0.54)      --          (0.04)       (0.50)
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
 (f) Calculated based on the average shares outstanding methodology.
 (g) Short Duration Government Fund Administration shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

                                                                          RATIOS ASSUMING NO
                                                                          VOLUNTARY WAIVER OF
                                                                                 FEES
                                                                        OR EXPENSE LIMITATIONS
                                                                        -----------------------

                                                           RATIO OF NET            RATIO OF NET
  NET ASSET                        NET ASSETS RATIO OF NET  INVESTMENT   RATIO OF   INVESTMENT
   VALUE,                PORTFOLIO AT END OF    EXPENSES      INCOME     EXPENSES     INCOME
   END OF       TOTAL    TURNOVER    PERIOD    TO AVERAGE   TO AVERAGE  TO AVERAGE  TO AVERAGE
   PERIOD     RETURN(B)   RATE(E)  (IN 000S)   NET ASSETS   NET ASSETS  NET ASSETS  NET ASSETS
    $9.91       6.36%     119.89%   $ 56,725      0.81%        5.68%       1.32%       5.17%
     9.88       5.62      119.89       5,025      1.41         5.12        1.87        4.66
     9.88       5.46      119.89       4,527      1.56         4.64        1.87        4.33
     9.90       6.75      119.89     145,514      0.53         6.06        0.84        5.75
     9.91       6.27      119.89       7,357      0.78         5.76        1.09        5.45
     9.89       6.12      119.89       6,232      1.03         5.56        1.34        5.25
 ----------------------------------------------------------------------------------------------
     9.88       4.14(d)   102.58       9,491      0.70(c)      6.05(c)     1.32(c)     5.43(c)
     9.86       3.94(d)   102.58         747      1.30(c)      5.52(c)     1.82(c)     5.00(c)
     9.86       1.44(d)   102.58         190      1.45(c)      5.52(c)     1.82(c)     5.15(c)
     9.86       7.07      102.58     103,729      0.45         6.43        0.82        6.06
     9.89       6.91      102.58       1,060      0.70         6.19        1.07        5.82
     9.86       6.63      102.58       3,337      0.95         5.92        1.32        5.55
 ----------------------------------------------------------------------------------------------
     9.83       6.75      115.45      99,944      0.45         6.44        0.71        6.18
     9.85       4.00(d)   115.45         252      0.70(c)      5.97(c)     0.96(c)     5.71(c)
     9.82       4.35(d)   115.45       1,822      0.95(c)      6.05(c)     1.21(c)     5.79(c)
 ----------------------------------------------------------------------------------------------
     9.82       8.97      292.56     103,760      0.45         6.87        0.72        6.60
     9.63       2.10(d)   292.56          --      0.70(c)      7.91(c)     0.90(c)     7.71(c)
 ----------------------------------------------------------------------------------------------
     9.64       0.99      289.79     193,095      0.45         5.69        0.59        5.55
     9.64       0.73      289.79         730      0.70         5.38        0.84        5.24
 ----------------------------------------------------------------------------------------------

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                    INCOME (LOSS) FROM
                                 INVESTMENT OPERATIONS(A)           DISTRIBUTIONS TO SHAREHOLDERS
                                 ------------------------- ----------------------------------------------- -------
                                             NET REALIZED                            FROM     IN EXCESS OF
                                            AND UNREALIZED                       NET REALIZED NET REALIZED
                                            GAIN (LOSS) ON                         GAIN ON      GAIN ON
                       NET ASSET             INVESTMENT,              IN EXCESS  INVESTMENT,  INVESTMENT,
                        VALUE,      NET       OPTION AND    FROM NET    OF NET    OPTION AND   OPTION AND
                       BEGINNING INVESTMENT    FUTURES     INVESTMENT INVESTMENT   FUTURES      FUTURES
                       OF PERIOD   INCOME    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS TRANSACTIONS
 FOR THE YEARS ENDED OCTOBER 31,
 1998 - Class A Shares  $14.59     $0.81        $0.45        $(0.81)   $(0.07)      $(0.06)      $  --
 1998 - Class B Shares   14.61      0.72         0.42         (0.72)    (0.05)       (0.06)         --
 1998 - Class C Shares   14.60      0.74         0.40         (0.74)    (0.03)       (0.06)         --
 1998 - Institutional
 Shares                  14.59      0.87         0.42         (0.87)    (0.05)       (0.06)         --
 1998 - Service Shares   14.59      0.80         0.40         (0.80)    (0.05)       (0.06)         --
 -----------------------------------------------------------------------------------------------------------------
 1997 - Class A Shares   14.36      0.91         0.29         (0.90)        --       (0.07)         --
 1997 - Class B Shares   14.37      0.80         0.30         (0.79)        --       (0.07)         --
 1997 - Class C Shares
 (commenced August 15)   14.38      0.17         0.22         (0.17)        --          --          --
 1997 - Institutional
 Shares (commenced
 August 15)              14.37      0.20         0.22         (0.20)        --          --          --
 1997 - Service Shares
 (commenced August 15)   14.37      0.20         0.21         (0.19)        --          --          --
 -----------------------------------------------------------------------------------------------------------------
 1996 - Class A shares   14.47      0.92        (0.11)        (0.92)        --          --          --
 1996 - Class B shares
 (commenced May 1)       14.11      0.41         0.26         (0.41)        --          --          --
 -----------------------------------------------------------------------------------------------------------------
 1995 - Class A shares   13.47      0.94         1.00         (0.94)        --          --          --
 -----------------------------------------------------------------------------------------------------------------
 1994 - Class A shares   14.90      0.85        (1.28)        (0.85)     (0.02)      (0.12)      (0.01)
 -----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

                                                                                     RATIOS ASSUMING NO
                                                                                  VOLUNTARY WAIVER OF FEES
                                                                                   OR EXPENSE LIMITATIONS
                                                                                  -------------------------------
                                                                        RATIO OF
      NET                                                                 NET                        RATIO OF NET
    INCREASE    NET ASSET                      NET ASSETS   RATIO OF   INVESTMENT   RATIO OF          INVESTMENT
   (DECREASE)    VALUE,              PORTFOLIO AT END OF  NET EXPENSES   INCOME     EXPENSES            INCOME
     IN NET      END OF     TOTAL    TURNOVER    PERIOD    TO AVERAGE  TO AVERAGE  TO AVERAGE         TO AVERAGE
  ASSET VALUE    PERIOD   RETURN(B)   RATE(E)  (IN 000S)   NET ASSETS  NET ASSETS  NET ASSETS         NET ASSETS
     $0.32       $14.91      8.98%    315.43%   $101,015      0.76%       5.53%              1.53%              4.76%
      0.31        14.92      8.09     315.43      16,125      1.51        4.76               2.05               4.22
      0.31        14.91      8.09     315.43       9,639      1.51        4.59               2.05               4.05
      0.31        14.90      9.19     315.43       2,642      0.51        5.82               1.05               5.28
      0.29        14.88      8.53     315.43           2      1.01        5.48               1.55               4.94
-----------------------------------------------------------------------------------------------------------------------
      0.23        14.59      8.72     395.75      68,859      0.50        6.38               1.82               5.06
      0.24        14.61      7.96     395.75       8,041      1.25        5.59               2.32               4.52
      0.22        14.60      2.72(d)  395.75       1,196      1.25(c)     5.45(c)            2.32(c)            4.38(c)
      0.22        14.59      2.94(d)  395.75       1,894      0.25(c)     7.03(c)            1.32(c)            5.96(c)
      0.22        14.59      2.85(d)  395.75           2      0.75(c)     6.49(c)            1.82(c)            5.42(c)
-----------------------------------------------------------------------------------------------------------------------
     (0.11)       14.36      5.80     485.09      30,603      0.50        6.42               1.89               5.03
      0.26        14.37      4.85(d)  485.09         234      1.25(c)     5.65(c)            2.39(c)            4.51(c)
-----------------------------------------------------------------------------------------------------------------------
      1.00        14.47     14.90     449.53      29,503      0.47        6.67               2.34               4.80
-----------------------------------------------------------------------------------------------------------------------
     (1.43)       13.47     (2.98)    654.90      14,452      0.11        6.06               2.86               3.31
-----------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                        INCOME (LOSS) FROM
                                     INVESTMENT OPERATIONS(A)     DISTRIBUTIONS TO SHAREHOLDERS
                                    --------------------------- ----------------------------------
                                                 NET REALIZED
                                                AND UNREALIZED
                                                GAIN (LOSS) ON                          FROM NET
                                                 INVESTMENT,                            REALIZED      NET
                                                   OPTION,                              GAIN ON     INCREASE
                          NET ASSET              FUTURES AND               IN EXCESS  INVESTMENT,  (DECREASE)
                          VALUE AT     NET     FOREIGN CURRENCY  FROM NET    OF NET    OPTION AND    IN NET
                          BEGINNING INVESTMENT     RELATED      INVESTMENT INVESTMENT   FUTURES      ASSET
                          OF PERIOD   INCOME     TRANSACTIONS     INCOME     INCOME   TRANSACTIONS   VALUE
 FOR THE YEARS ENDED OCTOBER 31,
   1998 - Class A Shares   $10.06     $0.59         $ 0.27        $(0.59)    $(0.02)     $(0.06)     $0.19
   1998 - Class B Shares    10.09      0.52           0.27         (0.52)     (0.02)      (0.06)      0.19
   1998 - Class C Shares    10.09      0.52           0.27         (0.52)     (0.02)      (0.06)      0.19
   1998 - Institutional
   Shares                   10.08      0.61           0.29         (0.61)     (0.03)      (0.06)      0.20
   1998 - Administration
   Shares                   10.07      0.57           0.29         (0.57)     (0.03)      (0.06)      0.20
   1998 - Service Shares    10.09      0.56           0.27         (0.56)     (0.02)      (0.06)      0.19
 ------------------------------------------------------------------------------------------------------------
   1997 - Class A Shares
   (commenced May 1)         9.70      0.30           0.36         (0.30)        --          --       0.36
   1997 - Class B Shares
   (commenced May 1)         9.72      0.27           0.37         (0.27)        --          --       0.37
   1997 - Class C Shares
   (commenced August 15)     9.93      0.11           0.16         (0.11)        --          --       0.16
   1997 - Institutional
   Shares                    9.85      0.64           0.23         (0.64)        --          --       0.23
   1997 - Administration
   Shares                    9.84      0.62           0.23         (0.62)        --          --       0.23
   1997 - Service Shares     9.86      0.59           0.23         (0.59)        --          --       0.23
 ------------------------------------------------------------------------------------------------------------
   1996 - Institutional
   Shares                   10.00      0.64          (0.07)        (0.64)        --       (0.08)     (0.15)
   1996 - Administrative
   Shares (commenced
   February 28)              9.91      0.41          (0.07)        (0.41)        --          --      (0.07)
   1996 - Service Shares
   (commenced March 13)      9.77      0.38           0.09         (0.38)        --          --       0.09
 ------------------------------------------------------------------------------------------------------------
   1995 - Institutional
   Shares                    9.24      0.64           0.76         (0.64)        --          --       0.76

 FOR THE PERIOD ENDED OCTOBER 31,
   1994 - Institutional
   Shares (commenced
   January 5)               10.00      0.46          (0.76)        (0.46)        --          --      (0.76)
 ------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

                                                                     RATIOS ASSUMING NO
                                                                     VOLUNTARY WAIVER OF
                                                                            FEES
                                                                         OR EXPENSE
                                                                         LIMITATIONS
                                                                    ---------------------



                                       NET                RATIO OF              RATIO OF
                                     ASSETS    RATIO OF     NET                   NET
  NET ASSET                          AT END      NET     INVESTMENT  RATIO OF  INVESTMENT
    VALUE,                PORTFOLIO    OF      EXPENSES    INCOME    EXPENSES    INCOME
    END OF      TOTAL     TURNOVER   PERIOD   TO AVERAGE TO AVERAGE TO AVERAGE TO AVERAGE
    PERIOD    RETURN(B)    RATE(E)  (IN 000S) NET ASSETS NET ASSETS NET ASSETS NET ASSETS
   $10.25        8.76%     271.50%   $56,267     0.74%      5.58%      1.21%      5.11%
    10.28        7.94      271.50      7,209     1.49       4.82       1.75       4.56
    10.28        7.94      271.50      5,587     1.49       4.81       1.75       4.55
    10.28        9.15      271.50    195,730     0.46       5.95       0.72       5.69
    10.27        8.88      271.50     12,743     0.71       5.70       0.97       5.44
    10.28        8.50      271.50      5,263     0.96       5.44       1.22       5.18
-----------------------------------------------------------------------------------------
    10.06        6.94(d)   361.27      9,336     0.70(c)    6.13(c)    1.33(c)    5.50(c)
    10.09        6.63(d)   361.27        621     1.45(c)    5.28(c)    1.83(c)    4.90(c)
    10.09        2.74(d)   361.27        272     1.45(c)    4.84(c)    1.83(c)    4.46(c)
    10.08        9.19      361.27     79,230     0.45       6.53       0.83       6.15
    10.07        8.92      361.27      6,176     0.70       6.27       1.08       5.89
    10.09        8.65      361.27      1,868     0.95       6.00       1.33       5.62
-----------------------------------------------------------------------------------------
     9.85        5.98      414.20     72,061     0.45       6.51       0.83       6.13
     9.84        3.56(d)   414.20        702     0.70(c)    6.41(c)    1.08(c)    6.03(c)
     9.86        4.90(d)   414.20        381     0.95(c)    6.37(c)    1.33(c)    5.99(c)
-----------------------------------------------------------------------------------------
    10.00       15.72      382.26     55,502     0.45       6.56       0.96       6.05

     9.24       (3.00)(d)  285.25     24,508     0.45(c)    6.48(c)    1.46(c)    5.47(c)
-----------------------------------------------------------------------------------------

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                   INCOME (LOSS) FROM
                                INVESTMENT OPERATIONS(A)     DISTRIBUTIONS TO SHAREHOLDERS
                               --------------------------- ----------------------------------
                                            NET REALIZED
                                           AND UNREALIZED
                                           GAIN (LOSS) ON                            FROM
                                             INVESTMENT,                         NET REALIZED
                                           OPTION, FUTURES                         GAIN ON                 NET
                     NET ASSET               AND FOREIGN              IN EXCESS  INVESTMENT,            INCREASE
                      VALUE,      NET         CURRENCY      FROM NET    OF NET    OPTION AND   FROM    (DECREASE)
                     BEGINNING INVESTMENT      RELATED     INVESTMENT INVESTMENT   FUTURES    PAID IN    IN NET
                     OF PERIOD   INCOME     TRANSACTIONS     INCOME     INCOME   TRANSACTIONS CAPITAL  ASSET VALUE
 FOR THE YEARS ENDED OCTOBER 31,
   1998 - Class A
   Shares             $15.10     $0.72(e)      $ 0.90(e)     $(1.01)     $--        $(0.06)   $   --      $0.55
   1998 - Class B
   Shares              15.08      0.63(e)        0.92(e)      (0.94)      --         (0.06)       --       0.55
   1998 - Class C
   Shares              15.06      0.63(e)        0.91(e)      (0.94)      --         (0.06)       --       0.54
   1998 -
    Institutional
   Shares              15.09      0.82(e)        0.90(e)      (1.11)      --         (0.06)       --       0.55
   1998 - Service
   Shares              15.09      0.74(e)        0.91(e)      (1.04)      --         (0.06)       --       0.55
 -------------------------------------------------------------------------------------------------------------------------
   1997 - Class A
   shares              14.53      0.59           0.77         (0.79)      --            --        --       0.57
   1997 - Class B
   shares              14.53      0.72           0.56         (0.73)      --            --        --       0.55
   1997 - Class C
   shares
   (commenced
   August 15)          14.80      0.16           0.29         (0.19)      --            --        --       0.26
   1997 -
    Institutional
   Shares              14.52      0.88           0.56         (0.87)      --            --        --       0.57
   1997 - Service
   Shares
   (commenced March
   12)                 14.69      0.53           0.39         (0.52)      --            --        --       0.40
 -------------------------------------------------------------------------------------------------------------------------
   1996 - Class A
   shares              14.45      0.71           0.80         (1.43)      --            --        --       0.08
   1996 - Class B
   shares
   (commenced May
   1)                  14.03      0.34           0.52         (0.36)      --            --        --       0.50
   1996 -
    Institutional
   shares              14.45      1.15           0.42         (1.50)      --            --        --       0.07
 -------------------------------------------------------------------------------------------------------------------------
   1995 - Class A
   shares              13.43      0.89           1.07         (0.94)      --            --        --       1.02
   1995 -
    Institutional
   shares
   (commenced
   August 1)           14.09      0.22           0.40         (0.26)      --            --        --       0.36
 -------------------------------------------------------------------------------------------------------------------------
   1994 - Class A
   shares              15.07      0.84          (1.49)        (0.22)      --         (0.16)    (0.61)     (1.64)
 -------------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                GOLDMAN SACHS GLOBAL INCOME FUND

                                                                                        -

                                                                               RATIOS ASSUMING NO
                                                                            VOLUNTARY WAIVER OF FEES
                                                                             OR EXPENSE LIMITATIONS
                                                                            --------------------------------
                                                               RATIO OF NET                    RATIO OF NET
                                       NET ASSETS   RATIO OF    INVESTMENT   RATIO OF           INVESTMENT
    NET ASSET                PORTFOLIO AT END OF  NET EXPENSES    INCOME     EXPENSES             INCOME
      VALUE,        TOTAL    TURNOVER    PERIOD    TO AVERAGE   TO AVERAGE  TO AVERAGE          TO AVERAGE
  END OF PERIOD   RETURN(B)    RATE    (IN 000S)   NET ASSETS   NET ASSETS  NET ASSETS          NET ASSETS
      $15.65        11.21%    229.91%   $217,362      1.31%        4.71%               1.75%               4.27%
       15.63        10.66     229.91       8,135      1.83         4.19                2.24                3.78
       15.60        10.65     229.91       4,090      1.83         4.20                2.24                3.79
       15.64        11.95     229.91     178,532      0.66         5.40                1.07                4.99
       15.64        11.43     229.91       1,058      1.16         4.92                1.57                4.51
------------------------------------------------------------------------------------------------------------------
       15.10         9.66     383.72     167,096      1.17         5.19                1.60                4.76
       15.08         9.04     383.72       3,465      1.71         4.76                2.10                4.37
       15.06         3.03(d)  383.72         496      1.71(c)      4.98(c)             2.10(c)             4.59(c)
       15.09        10.26     383.72      60,929      0.65         5.72                1.04                5.33
       15.09         6.42(d)  383.72         151      1.15(c)      5.33(c)             1.54(c)             4.94(c)
------------------------------------------------------------------------------------------------------------------
       14.53        11.05     232.15     198,665      1.16         5.81                1.64                5.33
       14.53         6.24(d)  232.15         256      1.70(c)      5.16(c)             2.14(c)             4.72(c)
       14.52        11.55     232.15      54,254      0.65         6.35                1.11                5.89
------------------------------------------------------------------------------------------------------------------
       14.45        15.08     265.86     245,835      1.29         6.23                1.58                5.94
       14.45         4.42(d)  265.86      31,619      0.65(c)      6.01(c)             1.08(c)             5.58(c)
------------------------------------------------------------------------------------------------------------------
       13.43        (4.49)    343.74     396,584      1.28         5.73                1.53                5.48
------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST TAXABLE INVESTMENT GRADE FUNDS

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Taxable Investment Grade Fixed Income Funds:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and Global Income Fund, five of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Delaware Business Trust), including the statements of investments, as of October 31, 1998, and the related statements of operations and the statements of changes in net assets and the financial highlights for the periods pre-sented. These financial statements and the financial highlights are the re-sponsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and Global Income Fund as of October 31, 1998, the results of their operations and the changes in their net assets and the financial highlights for the periods pre-sented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 December 11, 1998

                                                      GOLDMAN SACHS FUND PROFILE

THE GOLDMAN
SACHS ADVANTAGE

When you invest in Goldman Sachs Taxable Investment Grade Funds, you can capitalize on Goldman Sachs' 129-year history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources

With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research

Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management

Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

Goldman Sachs
Taxable Investment Grade Funds

Generally speaking, bond investments may help individuals mitigate overall portfolio volatility, without sacrificing attractive returns.

Goldman Sachs Taxable Investment Grade Funds offer investors access to the benefits associated with fixed income investing. The Funds seek current income from portfolios that invest in a variety of fixed income securities.

Target Your Needs

Goldman Sachs Taxable Investment Grade Funds have distinct investment objectives and defined positions on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge. (Please note: in general, greater returns are associated with greater risk.)*

Goldman Sachs Fixed Income Funds

                                   [GRAPHIC]

                                                    [GRAPHIC]
Lower risk/return                                                                               Higher risk/return
------------------------------------------------------------------------------------------------------------------

      TAX-FREE                                        TAXABLE                                       HIGH YIELD

 . Municipal Income Fund                         . Global Income Fund                            . High Yield Fund
 . Short Duration Tax-Free Fund                  . Core Fixed Income Fund
                                                . Government Income Fund
                                                . Short Duration Government Fund
                                                . Adjustable Rate Government Fund

For More Information

To learn more about Goldman Sachs Taxable Investment Grade Funds and other Goldman Sachs Funds, call your investment professional today.

* The exchange privilege is subject to termination and its terms are subject to change.

--------------------------------------------------------------------------------
                         GOLDMAN SACHS ASSET MANAGEMENT
            ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
--------------------------------------------------------------------------------

TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT

Investment Adviser

GOLDMAN SACHS INTERNATIONAL

133 Peterborough Court
London, England EC4A 2BB

Visit our internet address: www.gs.com/funds

Sources (page 16): Lipper Analytical Services. The correlation measures the relationship between two data sets that are scaled to be independent of the unit of measurement. The population correlation calculation is computed as the covariance of the monthly return series divided by the product of their standard deviations. Correlations based on monthly returns from 10/31/88 through 10/31/98 of the following: Cash - 1-month Certificate of Deposit (CD). Treasury Bill - 3-month Treasury Bill; CD and Treasury bill indices are derived from secondary market interest rates as published by the Federal Reserve Bank. Intermediate-Term Government Bonds - Lehman Intermediate Government Bond Index. Long Term Government Bonds - Lehman Long Term Government Bond Index; Lehman Government Bond Indices are made up of agency (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government) and treasury securities (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues). Corporate Bonds - the Lehman Aggregate Bond Index represents a diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporation bonds, and mortgage- and asset-backed securities. Municipal Bonds - the Lehman Muni 10-Year Index, a broad-based total return index that is comprised of investment grade, fixed rate, long-term maturities (ranging from nine to 12 years) and are selected from issues larger than $50 million with dates since January 1984. Global Bonds - the Merrill Lynch Global Bond Index, a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. High Yield Bonds - Lehman High Yield Bond Index, includes all fixed income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100mm, and at least one year to maturity; PIKs and Eurodollars are excluded.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Funds, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by, any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Funds involves risks, including possible loss of the principal amount invested.

Goldman Sachs Government Income Fund's, Goldman Sachs Short Duration Government Fund's and Goldman Sachs Adjustable Rate Government Fund's net asset values and yields are not guaranteed by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities rated below investment grade that are considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than investments in higher rated fixed income securities.

Goldman Sachs Global Income Fund's, Goldman Sachs High Yield Fund's and Goldman Sachs Core Fixed Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund can invest up to 100% and 20%, respectively, in private activity bonds, the interest from which is subject to the federal alternative minimum tax.

(C) Copyright 1998 Goldman, Sachs & Co.
All rights reserved.
Date of first use: December 30, 1998                    FI/INVGRAR / 26K / 12-98